UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-04642

                         Virtus Variable Insurance Trust

(Exact name of registrant as specified in charter)

100 Pearl Street

                             Hartford, CT 06103-4506

(Address of principal executive offices) (Zip code)

Jennifer S. Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                             Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 367-5877

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

VIRTUS VARIABLE INSURANCE TRUST

ANNUAL REPORT

Virtus Capital Growth Series

Virtus Equity Trend Series

Virtus Growth & Income Series

Virtus International Series*

Virtus Multi-Sector Fixed Income Series

Virtus Real Estate Securities Series

Virtus Small-Cap Growth Series

Virtus Small-Cap Value Series

Virtus Strategic Allocation Series

* Prospectus supplements applicable to this Series appear at the back of this annual report.	December 31, 2015

The Annual Report describes one or more Series available for underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.	Not FDIC Insured No Bank Guarantee May Lose Value

Message to Shareholders		1
Key Investment Terms		2
Disclosure of Series Expenses		5

Series	Series Summary	Schedule of Investments

Virtus Capital Growth Series (“Capital Growth Series”)	7	29
Virtus Equity Trend Series (FKA Virtus Premium AlphaSector® Series) (“Equity Trend Series”)	9	30
Virtus Growth & Income Series (“Growth & Income Series”)	12	32
Virtus International Series (“International Series”)	14	33
Virtus Multi-Sector Fixed Income Series (“Multi-Sector Fixed Income Series”)	17	34
Virtus Real Estate Securities Series (“Real Estate Securities Series”)	19	43
Virtus Small-Cap Growth Series (“Small-Cap Growth Series”)	22	44
Virtus Small-Cap Value Series (“Small-Cap Value Series”)	24	45
Virtus Strategic Allocation Series (“Strategic Allocation Series”)	26	46
Statements of Assets and Liabilities		53
Statements of Operations		56
Statements of Changes in Net Assets		59
Financial Highlights		62
Notes to Financial Statements		65
Report of Independent Registered Public Accounting Firm		74
Tax Information Notice		75
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		76
Results of Shareholder Meeting		81
Fund Management Tables		82

Proxy Voting Procedures and Voting Record (Form N-PX)

The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Series voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-367-5877. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Series with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

MESSAGE TO SHAREHOLDERS

Dear Virtus Variable Insurance Trust Investors:

I am pleased to present this annual report that reviews the performance of your Series for the twelve months ended December 31, 2015 and includes comments from the portfolio manager.

During the year, global equity markets were challenged by falling oil prices, China’s economic slowdown, Greece’s debt crisis, and the ongoing anticipation of an interest rate hike by the Federal Reserve (the “Fed”). For the twelve months ended December 31, 2015, the large-cap S&P 500® Index and Dow Jones Industrial AverageSM gained 1.38% and 0.21%, respectively, while the technology-heavy NASDAQ Composite Index® was up 6.96%. By comparison, international equities underperformed, particularly emerging markets, which declined 14.92%, as measured by the MSCI Emerging Markets Index (net dividends).

Amid the volatility, U.S. Treasuries remained an attractive “safe haven” for global investors. The bellwether 10-year Treasury yield increased from 2.17% on the last trading day of 2014 to 2.27% at year-end 2015. Fixed income assets experienced slight losses in the build-up to the Fed’s mid-December decision to raise the federal funds rate for the first time in nearly a decade. The Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 0.55% for the year, while non-investment grade bonds underperformed, with the Barclays U.S. Corporate High Yield Bond Index down 4.47%.

The strength of the global economy is likely to remain a concern for the markets in the months ahead, and investors will watch with great interest the actions of the Fed and other central banks. The U.S. economy’s growth through year-end 2015 – including stronger jobs, housing, and consumer spending data – should give investors reason for optimism, but future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your variable investment portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at Virtus.com, or call our customer service team at 1-800-367-5877. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Variable Insurance Trust

February 2016

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. Corporate High Yield Bond Index

The Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Basel III

A comprehensive series of reform measures intended to strengthen the regulation, supervision, and risk management of the global banking sector.

Bloomberg Commodity Index (BCOM)

An index that is designed to be a highly liquid and diversified benchmark for commodities investments. It provides broad-based exposure to commodities as an asset class, since no single commodity or commodity sector dominates the Index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison to non-diversified commodity baskets. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX® Index)

An index that shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX® Index is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Composite Index for Strategic Allocation

The composite index consists of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index. The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. Each index is calculated on a total return basis. Each index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Dow Jones Industrial AverageSM

A price weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

European Central Bank (ECB)

The regulatory body that is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 European Union Member States, whether or not they have adopted the euro currency.

Exchange-Traded Fund (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the Fed)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

KEY INVESTMENT TERMS (Continued)

FTSE NAREIT Equity REITs Index

The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Global Industry Classification Standard (GICS)

A four-tiered, hierarchical industry classification system consisting of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Developed by MSCI and Standard & Poor’s to classify companies according to industry sector, GICS classifies each company in a single classification at the sub-industry level according to its principal business activity using quantitative and qualitative factors.

Gross Domestic Product (GDP)

The market value of all officially recognized final goods and services produced within a country in a given period.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries is an intergovernmental organization that currently has 12 member countries. The organization’s objective is to coordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

Payment-in-Kind Security (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (QE)

An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

Russell 1000® Growth Index

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS (Continued)

Russell 2000® Growth Index

The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Value Index

The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P Stock Ratings (A+, A, A-, B+)

Standard and Poor’s (“S&P”) provides independent analysis and ratings. S&P rates stocks using a scale from A+ to D based on their stability of dividends and earnings growth over the past 10 years. Stocks rated “A+,” “A,” “A-” and “B+” have extremely stable earnings and dividend growth and may be classified as “high-quality,” while stocks rated “D” may be considered risky (that is, volatile) in terms of earnings and dividend growth.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

Treasury Yield

The return on investment, expressed as a percentage, on the U.S. government’s debt obligations (bonds, notes and bills). The Treasury yield is considered a bellwether of the U.S. economy; the higher the yields on 10-, 20- and 30-year Treasuries, the better the economic outlook.

U.S. Treasury Federal Funds Rate

The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight. The federal funds rate is generally only applicable to the most creditworthy institutions when they borrow and lend overnight funds to each other. The federal funds rate is one of the most influential interest rates in the U.S. economy, since it affects monetary and financial conditions, which in turn have a bearing on key aspects of the broad economy including employment, growth and inflation.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

VIRTUS VARIABLE INSURANCE TRUST

Disclosure of Series Expenses (Unaudited)

For the six-month period of July 1, 2015 to December 31, 2015

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Series (each a “Series”) of Virtus Variable Insurance Trust (the “Trust”), you incur ongoing costs including investment advisory fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Series and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates a Series’ costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, your costs would have been higher.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During Period*
Capital Growth Series
Actual
Class A	$1,000.00	$1,018.80	1.03%	$5.24

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.01	1.03	5.24
Equity Trend Series
Actual
Class A	$1,000.00	$961.10	1.70%	$8.40
Class I	1,000.00	962.90	1.45	7.17

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.64	1.70	8.64
Class I	1,000.00	1,017.90	1.45	7.37
Growth & Income Series
Actual
Class A	$1,000.00	$916.30	0.98%	$4.73

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.27	0.98	4.99
International Series
Actual
Class A	$1,000.00	$896.10	1.18%	$5.64
Class I	1,000.00	896.60	0.93	4.45

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.26	1.18	6.01
Class I	1,000.00	1,020.52	0.93	4.74
Multi-Sector Fixed Income Series
Actual
Class A	$1,000.00	$966.90	0.93%	$4.61
Class I	1,000.00	968.10	0.68	3.37

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.52	0.93	4.74
Class I	1,000.00	1,021.78	0.68	3.47
Real Estate Securities Series
Actual
Class A	$1,000.00	$1,081.80	1.18%	$6.19
Class I	1,000.00	1,082.80	0.93	4.88

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.26	1.18	6.01
Class I	1,000.00	1,020.52	0.93	4.74
Small-Cap Growth Series
Actual
Class A	$1,000.00	$949.80	1.19%	$5.85
Class I	1,000.00	951.50	0.94	4.62

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.21	1.19	6.06
Class I	1,000.00	1,020.47	0.94	4.79

VIRTUS VARIABLE INSURANCE TRUST

Disclosure of Series Expenses (Unaudited) (Continued)

For the six-month period of July 1, 2015 to December 31, 2015

Expense Table
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During Period*
Small-Cap Value Series
Actual
Class A	$1,000.00	$976.80	1.20%	$5.98

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.16	1.20	6.11
Strategic Allocation Series
Actual
Class A	$1,000.00	$947.20	0.98%	$4.81

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.27	0.98	4.99

*	Expenses are equal to the relevant Series’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. Exceptions noted below.

A Series may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about a Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, including contractual charges associated with the separate account, refer to the Series prospectus and the contract prospectus.

Capital Growth Series

Series Summary December 31, 2015 (Unaudited)

Portfolio Manager Commentary by

Kayne Anderson Rudnick Investment Management, LLC

¢	The Series is diversified and has an investment objective of long-term growth of capital. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2015, the Series’ Class A shares at NAV returned 9.26%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.38% and the Russell 1000® Growth Index, the Series’ style-specific benchmark appropriate for comparison, returned 5.67%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢	Domestic equity returns were decent in the fourth quarter of 2015, with the S&P 500® Index returning 7.04%, following a very weak third quarter. For the year, however, the S&P 500® Index barely eked out a gain, producing a 1.38% return. Large-cap growth stocks returned 7.32% for the fourth quarter, as measured by the Russell 1000® Growth Index, and fared better than the broader market, with a positive 5.67% return for the year. In this tepid economic environment, growth stocks performed materially better than value stocks across the market-cap spectrum. Within the volatile environment, high-quality stocks, as measured by S&P stock ratings of B+ and higher, outperformed lower-quality stocks.

¢	Inflation, both in the U.S. and abroad, continued to be benign and give global central banks an opportunity to continue their easy monetary policies for the foreseeable future. The collapse of oil prices put further downward pressure on global inflation rates while lower gas prices provided much needed relief for low-end consumers. China remained a key piece to the global macroeconomic puzzle. The country’s transition from an infrastructure-led economy to a consumer-led economy continued to pressure short-term growth rates.

What factors affected the Series’ performance during its fiscal year?

¢	The Series outperformed the Russell 1000® Growth Index for the year. From a sector perspective, performance was primarily driven by positive stock selection in the consumer discretionary sector, as well as positive stock selection and an underweight in the industrials sector. Performance was hurt by negative stock selection in health care and information technology.

¢	From an individual stock perspective, the companies that contributed the most to performance were Facebook and Starbucks. Facebook has continued to grow advertising revenue and take share in the online digital marketing space. The company has delivered an unprecedented global reach of 20% of the earth’s population to advertisers in a very measureable way. Monetization of this audience has barely scratched the surface of its long-term potential. 2015 was a banner year which included robust user gains and engagement, continued growth in mobile monetization, and increasing impact from newer growth vehicles like Instagram and online video. Starbucks’ global chain of stores boasts one of the highest customer loyalty rates in the consumer industry. It has sustained premium top-line growth through menu innovations, digital customer interaction, and the development of a premiere consumer packaged-goods platform.

¢	The companies that detracted the most from performance were Applied Materials and Baidu. Shares of Applied Materials suffered as the merger with Tokyo Electron was blocked by the U.S. Department of Justice, which eliminated the principal source of significant earnings growth potential for the company. This surprise decision coupled with weakening industry conditions caused us to sell the stock. Baidu decided to significantly increase their costs over the next year by investing in offline areas, such as movies, dining, and travel. The payoff from these investments may work out over the long term, but will most likely result in earnings disappointments in the short term. Therefore, we sold the stock.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2015.
Information Technology	36%
Consumer Discretionary	26
Health Care	16
Consumer Staples	12
Industrials	4
Energy	3
Materials	2
Financials	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Capital Growth Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/15

	1 year	5 years	10 years
Class A at NAV[2]	9.26%	11.39%	5.65%
S&P 500® Index	1.38	12.57	7.31
Russell 1000® Growth Index	5.67	13.53	8.53
Series Expense Ratios[3]: Class A Gross: 1.19%, Net: 1.03%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance accounts.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 30, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2016. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2005 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Equity Trend Series

Series Summary December 31, 2015 (Unaudited)

Portfolio Managers Commentary by

Euclid Advisors LLC

¢	The Series is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2015, the Series’ Class A shares at NAV returned -9.32% and Class I shares at NAV returned -9.00%. For the same period, the S&P 500® Index, which serves as the broad-based equity index and style-specific benchmark index appropriate for comparison, returned 1.38%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Series’ fiscal year?

¢	During the early months of the year, the markets experienced a modest drawdown in January and a subsequent strong recovery in February. However, soon after the portfolio manager change in mid-May, the Series was tested by two very different market environments. The months of May, June, and July were relatively calm for U.S. equity markets, despite a brief spike in volatility in late June. Global concerns seemed to have little impact on U.S. markets, and the long-standing bull market appeared intact. Stocks began to fall into August, although volatility and risk levels remained reasonable.

¢	As August came to a close, U.S. equity markets experienced massive volatility, as markets appeared to digest an array of global stresses all at once. A deterioration that began in the third week of August devolved into a complete meltdown on Monday, August 24, when the Dow Jones Industrial AverageSM dropped more than 1,000 points after the market open, the largest intra-day drop in history. Concurrently, the CBOE Volatility Index® (or “VIX” as it is commonly called) experienced its largest two-day percentage increase since the index was first published in 1990.

¢	Volatility settled into an elevated pattern over the rest of September, with the VIX at levels roughly double that of July and early August. As October began, so did an impressive recovery in U.S. stocks. By the end of the month, the market had made up for all of the losses seen in August and

September, and in early November the S&P 500® Index was within 1% of its all-time high. But just as the steep declines in August and September appeared to be only loosely related to global and economic catalysts, the October recovery had no obvious fundamental drivers behind it. Indeed, as November progressed, the price bounce faded, and the market ended 2015 in a choppy, sideways, trendless phase.

What factors affected the Series’ performance during its fiscal year?

¢	In the middle of May 2015, management of the Series changed, as did the investment strategy. While the central investment thesis – participation in rising equity markets with protection in higher risk markets – remained the same, the techniques used to achieve these goals changed. The new investment strategy combines relative strength analysis, used to identify the most attractive areas for investment in the U.S. equity markets, with absolute momentum analysis, which is used to identify periods when a more cautious approach to taking equity risk is required.

¢	Looking at the Series’ performance prior to the manager change, the portfolio was bullishly positioned (with five sectors on) heading into January 2015, before the market experienced another modest downturn and volatility levels became elevated; the portfolio then de-risked to one sector (and 75% in cash equivalents). The market subsequently rebounded in February, reaching all-time highs (at the time). Remaining invested in just one or two sectors and failing to participate in the strong market rally in February led to the underperformance in the first part of the year.

¢	During the portfolio management change in mid-May 2015, global markets remained calm. The Series maintained full exposure to equities until the last week of August, in line with the calm markets up to that point. Just before the end of the month, in response to the quickly deteriorating conditions, the Series began to aggressively trade out of equities and into cash equivalents as a defensive mechanism. By the end of August, more than one-third of the portfolio was in cash equivalents. By the first week of September, the cash position had increased to greater than 50% of the portfolio.

¢	Activity was not focused on any sectors in particular, as the market sell-off was broad-based and appeared to impact all parts of the equities uni-

verse. The Series did maintain an existing overweight to consumer discretionary stocks throughout the selling activity, ending the period with a roughly 20% allocation to that sector. This allocation was based on the strength of the sub-industries within that sector compared to the rest of the market, a theme which has been active for a number of months. As the third quarter ended, the S&P 500® Index was still significantly below its 200-day average price level, and the portfolio had a cash position in excess of 50%. The defensive actions taken by the Series in August and September led to outperformance during the quarter of approximately 125 basis points compared to the S&P 500® Index.

¢	While the defensive position proved to be prudent in the latter half of the third quarter, the sudden, strong and swift market rally in the fourth quarter was ill-suited to the Series’ positioning at the time. By the time the Series had readjusted to accommodate the new, lower-risk environment, the market had already reached its peak. Shortly after the Series moved to a fully-invested position at the end of October, U.S. stocks began to weaken once more, the start of a trendless market which persisted into the end of the year.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Allocation: The Series’ exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the Series’ prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Equity Trend Series (Continued)

Series Summary December 31, 2015 (Unaudited)

Portfolio Managers Commentary by

Euclid Advisors LLC

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2015.
Consumer Discretionary	25%
Health Care	14
Industrials	14
Financials	13
Information Technology	11
Consumer Staples	10
Materials	5
Other (includes short-term investments)	8

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Equity Trend Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/15

	1 year	Since Inception		Inception Date
Class A at NAV[2]	–9.32%	4.88%		2/14/11
Class I at NAV[2]	–9.00	2.50		4/30/13
S&P 500® Index	1.38	—	[4]	—
Series Expense Ratios[3]: Class A 1.62%; Class I 1.37%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.

[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information.

[4]	The index returned 11.52% for Class A shares and 12.00% for Class I shares since the inception date of the respective share classes.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on February 14, 2011 (inception date of the Class A shares). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Growth & Income Series

Series Summary December 31, 2015 (Unaudited)

Portfolio Manager Commentary by

Euclid Advisors LLC

¢	The Series is diversified and has investment objectives of capital appreciation and current income. There is no guarantee that the Series will meet its objectives.

¢	For the fiscal year ended December 31, 2015, the Series’ Class A shares at NAV returned -8.91%. For the same period, the S&P 500® Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 1.38%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢	Although the S&P 500® Index posted a slight gain when dividends are included in the returns, it was a difficult period for global equity markets. The U.S. stock market was not spared the volatility and uncertainty that plagued markets around the world. Although U.S. stocks gyrated at the start of 2015, the up-trend was largely intact as the S&P 500® Index made several record highs, most recently in mid-May. The rapid decline in late August and the subsequent retest in late September were erased by November. Given the economic backdrop and generally mediocre earnings growth, a flat market year-over-year is unsurprising. However, the violent sell-off and swift recovery were not related to fundamentals, but rather the market’s perception of what the Federal Reserve and other policy makers had been telegraphing. For most of 2015, the return of the S&P 500® Index was primarily driven by the largest stocks. Arguably, valuations were elevated by most historical standards, and for the market to capture further gains, earnings growth must resume. Recently, the earnings picture deteriorated slightly, and as would be expected, the average U.S. stock was down for the year.

What factors affected the Series’ performance during its fiscal year?

¢	The year continued a very challenging environment for the Series, and the return for 2015 reflects the difficulty the subadviser’s style has faced. Generally, the Series has owned companies that are growing faster than the market but trading at more attractive valuations. This “growth at a reasonable price”

strategy has generally worked well over time, however, that was not the case in 2015. It appeared that many investors were willing to buy names with very high growth, regardless of price, or steady names that paid a higher dividend. These names, or segments of the market, were actually positive last year. In fact, “growth at any price” stocks were trading at price-to-earnings (P/E) multiples reminiscent of the early 2000s tech bubble. Even the steady areas of consumer staples and utilities had P/E multiples far above their long-term averages. Other areas of the market were left behind, and in many cases became cheap, both relatively and absolutely.

¢	Analyzing the Series’ stock selection process, virtually every valuation metric used was a headwind to performance throughout 2015. Stocks with the highest P/E multiples fared the best, while those with the lowest multiples did the worst. This has generally not been the case historically. Furthermore, the Series has tended to buy stocks with high cash flow yields, but this was yet another area of the market that struggled. Exacerbating the performance gap is the vastly larger average market cap of the S&P 500® Index than the Series’ holdings, as the Index is capitalization-weighted, and the largest stocks were the best performers last year. These factors were more pervasive and extended than in the past.

¢	With the increase in name-specific volatility and overall punishing price action of stocks that fell short of earnings forecasts, the Series incorporated a tactical strategy to more quickly sell companies that missed earnings. In this market, losers seemed banished to purgatory and generally continued to decline. The portfolio more aggressively culled names that looked challenged in the short term, and opted for stocks with stronger near- and medium-term prospects.

¢	Much of the Series’ sector allocation vis-à-vis the S&P 500® Index was accurate during the year. One example is the energy sector where the Series was underweight the Index during the worst of the decline, and the few stocks held by the portfolio did better on average than the Index. Stock picking within energy was a bright spot mainly because oil refiners did well. Oil prices continued to decline, and low oil prices generally help consumer discretionary stocks, where consumer spending is dependent both on economic growth and on household expenses. While it is true that consumer discretionary was among the best performing sectors in 2015, frustratingly it was a very few high-flying stocks that propelled the group higher. Unfortunately the Series’ stocks within the consumer discretionary sector underperformed the S&P 500® Index, some by a wide margin. Overall, while sector selection was a slight positive to performance, it was security selection (i.e., stock picking) that was the largest detractor to performance during 2015. While the Series did have winners in Valero Energy, a refiner, Alaska Air Group, an airline, and Facebook, there were too many bigger losers to overcome. The biggest detractors from performance included Valeant Pharmaceuticals, Micron Technology, and Michael Kors, none of which the Series owns any longer, but all of which were very damaging to performance during the year.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2015.
Information Technology	24%
Consumer Discretionary	21
Financials	17
Health Care	12
Industrials	12
Energy	5
Consumer Staples	4
Other (includes short-term investments)	5

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Growth & Income Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/15

	1 year	5 years	10 years
Class A at NAV[2]	–8.91%	8.24%	5.35%
S&P 500® Index	1.38	12.57	7.31
Series Expense Ratios[3]: Class A Gross: 1.20%, Net: 0.98%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance accounts.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 30, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2016. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2005 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

International Series

Series Summary December 31, 2015 (Unaudited)

Effective November 2, 2015, Euclid Advisors LLC (“Euclid”) became subadviser to the Series. The following commentary includes the views of the previous subadviser, Aberdeen Asset Management Inc. (“Aberdeen”), and the current subadviser, Euclid, for the respective periods they managed the Series’ portfolio.

¢	The Series is diversified and has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2015, the Series’ Class A shares at NAV returned -10.48% and Class I shares at NAV returned -10.26%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.38% and the MSCI EAFE® Index (net), the Series’ style-specific benchmark appropriate for comparison, returned -0.81%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

January 1, 2015-October 31, 2015

¢	Over the period ended October 31, 2015, international equities as measured by the MSCI EAFE® Index, rose 2.52%. From a geographical standpoint, it is worth noting that there was significant disparity in returns from one region to the next. The European market as a whole rose 2.06%, aided by the European Central Bank’s quantitative easing (“QE”). However, this masked returns of -1.5% from the U.K. and 3.75% from Europe itself, within which major countries like Germany rose only marginally, and the likes of France and Denmark were much stronger, rising 7.32% and 17.14%, respectively.

¢	Japan was the standout performer, rising 10.62% over the period. Japan’s equity market was definitely a beneficiary of aggressive QE from the Japanese central bank, which dragged up overall benchmark performance given that Japan makes up around 23% of the MSCI EAFE® index.

¢	The worst performing parts of the world were emerging markets, such as Brazil and South Africa (not included in the benchmark), which suffered from external pressures emerging from the shift in China’s economy away from infrastructure-led growth, as well as internal political wrangles, which hurt both countries’ currencies. In a some-
what similar vein, markets such as Canada and Australia were held back by lower commodity prices due to their exposure to minerals.

November 3, 2015-December 31, 2015

¢	Global equity markets rebounded sharply in October on the heels of double-digit declines during August and September. However, risk assets then retreated for the remainder of the year, partially reflecting uncertainty over when the Federal Reserve would decouple monetary policy from their global counterparts and raise interest rates. In addition, fears of slowing economic activity in China continued to pressure global markets, specifically commodities with the Bloomberg Commodity Index falling 10% for the two-month period ended December 31. On December 16, exactly seven years from the beginning of its zero interest rate policy, the Federal Reserve removed all uncertainty and raised the target rate 25 basis points (0.25%). Equity markets initially rallied on the news but quickly gave up those gains. As expected, given relatively attractive interest rates, the U.S. dollar appreciated during the last two months of the year, which drove returns down further for non-dollar-based investments.

What factors affected the Series’ performance during its fiscal year?

January 1, 2015-October 31, 2015

¢	During the period, the Series fell in value by 7.66%, an underperformance of 10.18%. Against this backdrop, Aberdeen’s diversified investment approach – specifically a significant underweight to Japan and a relative preference for companies in emerging markets such as Brazil – were the primary detractors from performance.

¢	At a sector level, the Series’ overweight to more cyclical sectors – energy, materials, and industrials – relative to the benchmark hurt relative performance. Primarily, it came down to weak commodity prices – iron ore, oil and potash – and subsequent pricing pressure on suppliers to those industries. Stock selection within financials was relatively weak also as many of the investments within the banking sub-sector, such as Bradesco, Standard Chartered Bank, and HSBC, are more emerging market-oriented and suffering relative to some of their more developed market-focused peers as a result. Finally, telecommunications were another significant detractor as a result of the Series’ investment in MTN Group, a South Africa-based multinational mobile telecommunications company. MTN Group was fined $5.2 billion by its regulator in Nigeria for failing to comply with an instruction to disconnect all unregistered SIM cards.

¢	At the stock level, it was the companies with more exposure to commodities and emerging markets that fared the worst. Within the bottom ten performers, four were commodity-related (Vale, Weir Group, Potash, and Royal Dutch Shell) and four were domiciled in an emerging market or have considerable emerging market operations (Banco Bradesco, Casino, MTN, and Standard Chartered).

November 3, 2015-December 31, 2015

¢	Stock selection was the overwhelming driver of outperformance during the two-month period, as the Series had positive returns in six of the ten GICS economic sectors (consumer staples, healthcare, information technology, materials, telecommunication services, and utilities) versus only one (information technology) for the benchmark. The Series benefited from having a roughly double weight in information technology and telecommunications and outperformed in both sectors. Avago rose almost 20% in the period as the maker of analog semiconductors reported revenue above expectations and earnings were additionally aided by greater utilization. Within telecommunications, Japanese-based NTT and KDDI rose after a government panel established to analyze mobile phone bills decided against imposing significant rate cuts in favor of proposals to offer more flexibility in plans to lower usage customers. While a small weighting in the Series, our materials holdings posted positive returns while the benchmark sector declined. Nitto Denko reacted positively to encouraging news on the company’s proposed treatment of liver fibrosis. While the company’s primary business is in industrial tapes and materials for printed circuit boards, it also provides medical-related materials.

¢	Detractors to both absolute and relative returns included financials where we had a slight underweight but underperformed the benchmark sector. Investors appear to have concerns over Deutsche Bank’s announced reorganization that included the reduction of 35,000 jobs and the omission of dividends for the next two years. We are confident that CEO John Cryan will succeed in the restructuring and therefore continued to hold the Series’ position through the end of the fiscal year. The Series modestly underperformed in the consumer

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

International Series (Continued)

Series Summary December 31, 2015 (Unaudited)

Effective November 2, 2015, Euclid Advisors LLC (“Euclid”) became subadviser to the Series. The following commentary includes the views of the previous subadviser, Aberdeen Asset Management Inc. (“Aberdeen”), and the current subadviser, Euclid, for the respective periods they managed the Series’ portfolio.

discretionary sector where we had a significant overweight. Sony Corporation fell due to concerns over smart phone shipments. The company’s camera sensor chip division has been a growth driver and we believe that this will continue even given near-term weakness in handset sales, so the Series continued to hold the stock through the end of the fiscal year.

¢	On a regional basis, stock selection in the U.K. managed a slight positive return for the Series while the benchmark country sector declined over 6%. The performance was broad-based with contributions from Vodafone (telecommunication services), Allergan (health care), and Aviva (financials). While a small weighting in the benchmark index, our aforementioned position in Singapore-based Avago was responsible for a meaningful contribution to performance. Detracting from the Series’ relative returns were our positions in Hong Kong and Germany, which both underperformed the benchmark index country sectors. Li & Fung, a Hong Kong-based manager of supply chains for retailers declined as warm weather in many end markets affected apparel sales. However, we maintained the Series’ position based upon our belief that sales should stabilize and new business lines in 2016 should lead to higher earnings growth.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2015.
Financials	22%
Consumer Discretionary	22
Health Care	14
Information Technology	12
Telecommunication Services	12
Industrials	5
Energy	4
Other	9

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

International Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/15

	1 year	5 years	10 years	Since Inception		Inception Date
Class A at NAV[2]	–10.48%	0.61%	3.87%	—		—
Class I at NAV[2]	–10.26	—	—	–4.91%		4/30/13
S&P 500® Index	1.38	12.57	7.31	12.00	[4]	—
MSCI EAFE® Index (net)	–0.81	3.60	3.03	1.73	[4]	—
Series Expense Ratios[3]: Class A Gross: 1.26%, Net: 1.18%; Class I Gross: 1.01%, Net: 0.93%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance accounts.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 30, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. The Advisor contractually agreed to limit the Series’ expenses through April 30, 2016. Gross Expenses: Do not reflect the effect of the contractual waiver.

[4]	The since inception index returns are from the inception date of Class I shares.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2005 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Multi-Sector Fixed Income Series

Series Summary December 31, 2015 (Unaudited)

Portfolio Manager Commentary by

Newfleet Asset Management, LLC

¢	The Series is diversified and has an investment objective of long-term total return. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2015, the Series’ Class A shares at NAV returned -1.26% and Class I shares at NAV returned -1.00%. For the same period, the Barclays U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 0.55%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the fixed income market perform during the Series’ fiscal year?

¢	Most spread sectors underperformed U.S. Treasuries and agency mortgages during the fiscal year. Brent crude, the international benchmark for oil, ended the quarter at roughly $35 a barrel after two years of marked declines and at the lowest levels since 2008. Slumping demand and a supply glut drove prices lower, the latter a result of OPEC’s resistance to any limits on crude output and the likelihood of additional supply once sanctions against Iran are lifted.

¢	In December, in a widely anticipated move, the Federal Reserve raised its key interest rate a quarter of a percentage point to a target range of 0.25%-0.50%. The Fed had held rates near zero since December 2008. The policymaking body acted on its belief that the U.S. economy was strong enough to warrant the beginning of a tightening cycle and provided assurances that further policy moves would be gradual.

¢	The global environment nonetheless remained fragile, with China the dominant source of volatility along with tumbling commodity prices and emerging market currencies. Economic data continued to be lackluster for the world’s second largest economy, reinforcing fears that the economy was slowing at a sharper-than-expected rate.

¢	Over the last 12 months, yields increased across the U.S. Treasury curve, more so at the short maturity end, and overall the curve flattened.

What factors affected the Series’ performance during its fiscal year?

¢	The outperformance of U.S. Treasuries and agency mortgage-backed securities relative to most fixed income spread sectors was the key driver of the Fund’s underperformance.

¢	The Series’ allocation to structured products, in addition to issue selection within the corporate high quality and emerging market high yield sector allocations, had a positive impact on performance.

¢	The Series’ allocations to non-U.S. dollar securities, corporate high yield, and a long-dated U.S. Treasury position detracted from performance. The Series’ exposure to commodity issuers within the energy and metals & mining industries also negatively impacted performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2015.
Corporate Bonds and Notes		50%
Financials	18%
Energy	7
Consumer Discretionary	6
Total of all others	19
Mortgage-Backed Securities		24
Loan Agreements		8
Foreign Government Securities		5
Asset-Backed Securities		5
Preferred Stocks		4
Other		4

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Multi-Sector Fixed Income Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/15

	1 year	5 years	10 years	Since Inception		Inception Date
Class A at NAV[2]	–1.26%	3.98%	5.88%	—		—
Class I at NAV[2]	–1.00	—	—	0.09%		4/30/13
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.52	1.29	[4]	—
Series Expense Ratios[3]: Class A Gross: 1.01%, Net: 0.94%; Class I Gross: 0.76%, Net: 0.69%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 30, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. The Advisor contractually agreed to limit the Series’ expenses through April 30, 2016. Gross Expenses: Do not reflect the effect of the contractual waiver.

[4]	The since inception index returns are from the inception date of Class I shares.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2005 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Real Estate Securities Series

Series Summary December 31, 2015 (Unaudited)

Portfolio Manager Commentary by

Duff & Phelps Investment Management Co.

¢	The Series is diversified and has investment objectives of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Series will meet its objectives.

¢	For the fiscal year ended December 31, 2015, the Series’ Class A shares at NAV returned 2.38% and Class I shares at NAV returned 2.62%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.38% and the FTSE NAREIT Equity REITs Index, the Series’ style-specific benchmark appropriate for comparison, returned 3.20%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢	Equity markets, as measured by the S&P 500® Index, were modestly positive with a return of 1.38% during the Series’ fiscal year, rebounding off the summer lows and fading into year-end. U.S. REITs outperformed, returning 3.20% as measured by the Series’ benchmark, the FTSE NAREIT Equity REITs Index. Keys to the solid U.S. REITs performance included strong commercial real estate fundamentals, visible earnings, and increases in private market values.

¢	Over the fiscal year, the yield of the 10-Year U.S. Treasury increased 10 basis points to 2.27% at year-end from 2.17%.

¢	As the year closed, U.S. job growth remained robust, beating expectations for three months in a row, and the Federal Reserve (“the Fed”) began to stabilize interest rates with a December lift. However, China and global growth concerns abounded, including for U.S. GDP, which might end up being one of the lightest levels of quarterly growth in history witnessed during a Fed rate increase. At the same time, the ECB announced weaker-than-expected additional monetary stimulus at its December meeting.
¢	Pressures from the energy sector, on lower oil prices, and the commodity sector were the main drivers for reductions in broader market earnings estimates in 2015. In addition, concerns regarding China’s growth remained present through the end of the Series’ fiscal year, following a flare-up in the summer months and were further exacerbated by currency concerns.

¢	Across the major regions of the world, economic growth continued to remain the most resilient in the U.S., the U.K., and the major Nordic cities, as evidenced during our ongoing property tours. Our U.S. and international travels during the period included property tours in many markets. Touring properties of U.S.-listed names is a regular part of our due diligence. The trips were helpful in providing timely updates on the space and asset markets in each respective locale. Additionally, quality time was spent with existing strategy holdings and conducting due diligence on potential new investment opportunities. At a high level, the strong appetite for high-quality commercial real estate from a wide and deep pool of institutional capital sources was evident across most locations as reflected in recent asset market pricing trends. Space market trends were notably robust for U.S. self-storage, apartment and industrial real estate.

¢	Importantly, one differentiator between this recovery and others is the lack of aggregate overbuilding. Basel III’s restrictions have been providing new constraints this cycle. Supply increased during the Series’ fiscal year, but as of year end remained contained at 1.2% of existing space in aggregate, broadly in-line with historical obsolescence levels and below long-term historical levels of approximately 2% (source: McGraw-Hill Construction & Citi Research). Controlled supply is a net positive for the REITs we invest in, as it can lead to greater occupancy and pricing power. And in today’s global environment, pricing power is a compelling attribute of commercial real estate.

¢	Thematically, real estate companies remained active on the capital raising front as they looked to fund redevelopment, selective development, and acquisitions. Portfolio pruning and capital recycling was more evident in the U.S. than in other markets as is often the case. We also witnessed a pick-up in mergers and acquisition activity, as several privatization deals were announced in the U.S.

What factors affected the Series’ performance during its fiscal year?

¢	For the fiscal year, the Series benefited from property sector allocation, yet was negatively impacted by security selection. Over the year, the Series lagged its style-specific benchmark.

¢	Within the U.S., the manufactured home, self-storage, data centers, and apartment property sectors demonstrated the best total returns over the last twelve months. The lodging, specialty, and diversified property sectors were the most significant laggards.

¢	The most significant individual positive contributor to relative performance during the fiscal year was the Series’ allocation to, and stock selection within, the self-storage property sector. The Series’ underweight allocation to health care was the second most positive contributor to relative performance, followed by the underweight allocation to the diversified property sector.

¢	The most significant detractor from relative performance during the fiscal year was the Series’ overweight allocation and stock selection within the lodging sector. Lodging lagged other sectors during the twelve months, primarily due to concerns of a global slowdown. An underweight position to data centers was the Series’ second largest detractor.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Real Estate: The Series may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Prospectus: For additional information on risks, please see the Series’ prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Real Estate Securities Series (Continued)

Series Summary December 31, 2015 (Unaudited)

Portfolio Manager Commentary by

Duff & Phelps Investment Management Co.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2015.
Apartments	20%
Office	18
Regional Malls	13
Industrial	12
Shopping Centers	12
Lodging/Resorts	9
Self Storage	8
Other (includes short-term investments)	8

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Real Estate Securities Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/15

	1 year	5 years	10 years	Since Inception		Inception Date
Class A at NAV[2]	2.38%	11.81%	7.73%	—		—
Class I at NAV[2]	2.62	—	—	7.49%		4/30/13
S&P 500® Index	1.38	12.57	7.31	12.00	[4]	—
FTSE NAREIT Equity REITs Index	3.20	11.96	7.41	6.81	[4]	—
Series Expense Ratios[3]: Class A Gross: 1.27%, Net: 1.16%; Class I Gross: 1.02%, Net 0.91%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 30, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2016. Gross Expenses: Do not reflect the effect of the contractual waiver.

[4]	The since inception index returns are from the inception date of Class I shares.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2005 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Growth Series

Series Summary December 31, 2015 (Unaudited)

Portfolio Manager Commentary by

Kayne Anderson Rudnick Investment Management, LLC

¢	The Series is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2015, the Series’ Class A shares at NAV returned 0.73% and Class I shares at NAV returned 1.01%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.38% and the Russell 2000® Growth Index, the Series’ style-specific benchmark appropriate for comparison, returned -1.38%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢	Domestic equity returns were decent in the fourth quarter of 2015, with the S&P 500® Index returning 7.04%, following a very weak third quarter. For the year, however, the S&P 500® Index barely eked out a gain, producing a 1.38% return. Small-cap growth stocks returned 4.32%, as measured by the Russell 2000® Growth Index, for the fourth quarter but fared worse than the broader market with a -1.38% return for the year. In this tepid economic environment, growth stocks performed materially better than value stocks across the market-cap spectrum. Within the volatile environment, high-quality stocks, as measured by S&P stock ratings of B+ and higher, outperformed lower quality stocks and the overall small-cap growth market.

¢	Inflation, both in the U.S. and abroad, continued to be benign and give global central banks an opportunity to continue their easy monetary policies for the foreseeable future. The collapse of oil prices put further downward pressure on global inflation rates while lower gas prices provided much needed relief for low-end consumers. China remained a key piece to the global macroeconomic puzzle. The country’s transition from an infrastructure-led economy to a consumer-led economy continued to pressure short-term growth rates.

What factors affected the Series’ performance during its fiscal year?

¢	Given the high-quality focus of the Series, the strategy outperformed the Russell 2000® Growth Index for the year. From a sector perspective, performance was primarily driven by positive stock selection and an overweight in financial services, as well as positive stock selection in the materials and processing sector. Performance was hurt by negative stock selection in consumer staples and an underweight in health care.

¢	From an individual stock perspective, the companies that contributed the most to performance were MarketAxess Holdings and Ellie Mae. Heightened bond market volatility and trading volume drove MarketAxess’s market share higher and enabled healthy gains in revenue and profits. Despite an uneven residential real estate this market, Ellie Mae demonstrated throughout the year the appeal of its platform. The company surprised every quarter with its ability to draw new users and scale its business to allow it to onboard greater numbers of customers. As regulations continue to roll out, the company has benefited from a growing new deal pipeline. Encouragingly, new clients are skewing to the purchase market, which is a more stable source of loan activity and Ellie’s clients appear to be taking share. The company remains well-positioned for sustainable growth over the medium term.

¢	The companies that detracted the most from performance were Shutterstock and Chefs’ Warehouse. Shutterstock’s shares have been under pressure since the end of 2014 after Adobe announced it was entering the stock photo business via its acquisition of Fotolia. Shutterstock cut annual guidance in the second quarter of 2015, which seemed to support these fears. However, management denied this was due to any impact from Adobe’s launch. Third-quarter results were as expected and our research continues to support our thesis that Shutterstock’s competitive position has not been eroded by Adobe’s entrance. While the share price is down significantly, we still expect Shutterstock to be an attractive investment over the long term given the strength and value proposition of its online marketplace. Chefs’ Warehouse’s shares suffered as the past two years have been tough for the company with robust sales growth being more than offset by profit margin contraction due to high beef prices and investments in operational infrastructure. With these investments now tapering off, we expect margins and cash flow to begin recovering to historical levels beginning in 2016. We remain owners of the business.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2015.
Information Technology	28%
Financials	18
Industrials	16
Consumer Discretionary	10
Consumer Staples	10
Health Care	9
Materials	4
Short-term investments	5

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Growth Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/15

	1 year	5 years	10 years	Since Inception		Inception Date
Class A at NAV[2]	0.73%	14.20%	7.50%	—		—
Class I at NAV[2]	1.01	—	—	11.87%		4/30/13
S&P 500® Index	1.38	12.57	7.31	12.00	[4]	—
Russell 2000® Growth Index	–1.38	10.67	7.95	11.17	[4]	—
Series Expense Ratios[3]: Class A Gross: 1.38%, Net: 1.19%; Class I Gross: 1.13%, Net: 0.94%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV”(Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 30, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2016. Gross Expenses: Do not reflect the effect of the contractual waiver.

[4]	The since inception index returns are from the inception date of Class I shares.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2005 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Value Series

Series Summary December 31, 2015 (Unaudited)

Portfolio Manager Commentary by

Kayne Anderson Rudnick Investment Management, LLC

¢	The Series is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2015, the Series’ Class A shares at NAV returned -1.37%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.38% and the Russell 2000® Value Index, the Series’ style-specific benchmark appropriate for comparison, returned -7.47%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢	Domestic equity returns were decent in the fourth quarter of 2015, with the S&P 500® Index (“the Index”) returning 7.04%, following a very weak third quarter. For the year, however, the S&P 500® barely eked out a gain, producing a 1.38% return. Small-cap value stocks returned 2.88% for the fourth quarter, as measured by the Russell 2000® Value Index, but fared worse than the broader market with a -7.47% return for the year. In this tepid economic environment, growth stocks performed materially better than value stocks across the market-cap spectrum. Within the volatile environment, high-quality stocks, as measured by S&P stock ratings of B+ and higher, outperformed lower quality stocks and the overall small-cap value market.

¢	Inflation, both in the U.S. and abroad, continued to be benign and give global central banks an opportunity to continue their easy monetary policies for the foreseeable future. The collapse of oil prices put further downward pressure on global inflation rates while lower gas prices provided much needed relief for low-end consumers. China remained a key piece to the global macroeconomic puzzle. The country’s transition from an infrastructure-led economy to a consumer-led economy continued to pressure short-term growth rates.

What factors affected the Series’ performance during its fiscal year?

¢	Given the high-quality focus of the Series, the strategy outperformed the Russell 2000® Value Index for the year. From a sector perspective, performance was primarily driven by positive stock selection in the consumer staples sector, in addition to positive stock selection and an underweight in energy. Performance was hurt by negative stock selection and an underweight in utilities and health care.

¢	From an individual stock perspective, the companies that contributed the most to performance were National Beverage and Heartland Payment Systems. National Beverage’s carbonated soft-drink brands were weak along with the rest of the industry, however, these declines were more than offset by growth in its sparkling water portfolio, particularly the LaCroix brand. As the market began to price in the potential for LaCroix to be a billion-dollar brand for National Beverage, the stock moved meaningfully higher. Our expectations for the company to continue to report strong results as well as its cash-rich balance sheet are reasons for the Series’ continued ownership of the business through the end of the fiscal year. Shares of Heartland Payment Systems performed strongly as well, driven by the company’s reports of continued solid operating results before rising sharply in mid-December 2015 following an announcement of the upcoming acquisition of the company by Global Payments Inc.

¢	The companies that detracted the most from performance were First Cash Financial Services and Artisan Partners Asset Management. Shares of First Cash Financial Services lagged driven by commodity (gold) and currency (Mexican peso) price fluctuations as well as slower-than-expected domestic pawn loan demand, observed industry-wide. However, we continue to believe the stock will be beneficial to the Series’ portfolio, and the Series continued to hold it through the end of the fiscal year. First Cash’s operations in Mexico represent over half of the company’s revenues and provide it with both an attractive sustainable top-line growth engine and profitability enhancement opportunity. With the majority of its pawn loans in Mexico collateralized with hard goods, the company’s continued expansion in the country further reduces its overall exposure to gold prices. Importantly, First Cash maintains a healthy balance sheet and remains a solid free-cash-flow generator despite the company’s continued geographic expansion. Artisan Partners Asset Management was hurt by net outflows in one of its investment strategies, which caused overall assets under management to decline. The Series continued to hold this stock through the end of the fiscal year, however, because we believe the company’s business model will enable strategies with growth in assets to offset potential outflows in other strategies over time such that overall growth in assets will be attractive.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2015.
Information Technology	31%
Financials	21
Industrials	19
Consumer Staples	10
Consumer Discretionary	9
Utilities	4
Health Care	3
Other (includes short-term investments)	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Value Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/15

	1 year	5 years	10 years
Class A at NAV[2]	–1.37%	9.83%	4.88%
S&P 500® Index	1.38	12.57	7.31
Russell 2000® Value Index	–7.47	7.67	5.57
Series Expense Ratios[3]: Class A Gross: 1.41%, Net: 1.20%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance accounts.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 30, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2016. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2005 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Strategic Allocation Series

Series Summary December 31, 2015 (Unaudited)

Portfolio Managers Commentaries by

Euclid Advisors LLC (equity portfolio) and

Newfleet Asset Management, LLC (fixed income portfolio)

¢	The Series is diversified and has an investment objective of high total return over an extended period of time consistent with prudent investment risk. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2015, the Series’ Class A shares at NAV returned -5.38%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.38% and the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 0.55%. The Composite Index for the Series, the Series’ style-specific benchmark appropriate for comparison, returned 1.28%.

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Series’ fiscal year?

Equities:

¢	Although the S&P 500® Index posted a slight gain when dividends are included in the returns, it was a difficult period for global equity markets. The U.S. stock market was not spared the volatility and uncertainty that plagued markets around the world. Although U.S. stocks gyrated at the start of 2015, the up-trend was largely intact as the S&P 500® Index made several record highs, most recently in mid-May. The rapid decline in late August and the subsequent retest in late September were erased by November. Given the economic backdrop and generally mediocre earnings growth, a flat market year-over-year is unsurprising. However, the violent sell-off and swift recovery were not related to fundamentals, but rather the market’s perception of what the Federal Reserve and other policy makers had been telegraphing. For most of 2015, the return of the S&P 500® Index was primarily driven by the largest stocks. Arguably, valuations were elevated by most historical standards, and for the market to capture further gains, earnings growth must resume. Recently, the earnings picture deteriorated slightly, and as would be expected, the average U.S. stock was down for the year.

Fixed Income:

¢	Most spread sectors underperformed U.S. Treasuries and agency mortgages during the fiscal year. Brent crude, the international benchmark for oil, ended the quarter at roughly $35 a barrel after two years of marked declines and at the lowest levels since 2008. Slumping demand and a supply glut drove prices lower, the latter a result of OPEC’s resistance to any limits on crude output and the likelihood of additional supply once sanctions against Iran are lifted.

¢	In December, in a widely anticipated move, the Federal Reserve raised its key interest rate a quarter of a percentage point to a target range of 0.25%-0.50%. The Fed had held rates near zero since December 2008. The policymaking body acted on its belief that the U.S. economy was strong enough to warrant the beginning of a tightening cycle and provided assurances that further policy moves would be gradual.

¢	The global environment nonetheless remained fragile, with China the dominant source of volatility along with tumbling commodity prices and emerging market currencies. Economic data continued to be lackluster for the world’s second largest economy, reinforcing fears that the economy was slowing at a sharper-than-expected rate.

¢	Over the last 12 months, yields increased across the U.S. Treasury curve, more so at the short maturity end, and overall the curve flattened.

What factors affected the Series’ performance during its fiscal year?

Equities:

¢	The year continued a very challenging environment for the Series, and the return for 2015 reflects the difficulty the Series’ equity subadviser’s style has faced. Generally, the Series has owned companies that are growing faster than the market but trading at more attractive valuations. This “growth at a reasonable price” strategy has generally worked well over time, however, that was not the case in 2015. It appeared that many investors were willing to buy names with very high growth, regardless of price, or steady names that paid a higher dividend. These names, or segments of the market, were actually positive last year. In fact, “growth at any price” stocks were trading at price-to-earnings (P/E) multiples reminiscent of the early 2000s tech bubble. Even the steady areas of consumer staples and utilities had P/E multiples far above their long-term averages. Other areas of the market were left behind, and in many cases became cheap, both relatively and absolutely.

¢	Analyzing the Series’ stock selection process, virtually every valuation metric used was a headwind to performance throughout 2015. Stocks with the highest P/E multiples fared the best, while those with the lowest multiples did the worst. This has generally not been the case historically. Furthermore, the Series has tended to buy stocks with high cash flow yields, but this was yet another area of the market that struggled. Exacerbating the performance gap is the vastly larger average market cap of the S&P 500® Index than the Series’ holdings, as the Index is capitalization-weighted, and the largest stocks were the best performers last year. These factors were more pervasive and extended than in the past.

¢	With the increase in name-specific volatility and overall punishing price action of stocks that fell short of earnings forecasts, the Series incorporated a tactical strategy to more quickly sell companies that missed earnings. In this market, losers seemed banished to purgatory and generally continued to decline. The portfolio more aggressively culled names that looked challenged in the short term, and opted for stocks with stronger near- and medium-term prospects.

¢	Much of the Series’ sector allocation vis-à-vis the S&P 500® Index was accurate during the year. One example is the energy sector where the Series was underweight the Index during the worst of the decline, and the few stocks held by the portfolio did better on average than the Index. Stock picking within energy was a bright spot mainly because oil refiners did well. Oil prices continued to decline, and low oil prices generally help consumer discretionary stocks, where consumer spending is dependent both on economic growth and on household expenses. While it is true that consumer discretionary was among the best performing sectors in 2015, frustratingly it was a very few high-flying stocks that propelled the group higher. Unfortunately the Series’ stocks within the consumer discretionary sector underperformed the S&P 500® Index, some by a wide margin. Overall, while sector selection was a slight positive to performance, it was security selection (i.e., stock picking) that was the largest detractor to performance

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Strategic Allocation Series (Continued)

Series Summary December 31, 2015 (Unaudited)

Portfolio Managers Commentaries by

Euclid Advisors LLC (equity portfolio) and

Newfleet Asset Management, LLC (fixed income portfolio)

during 2015. While the Series did have winners in Valero Energy, a refiner, Alaska Air Group, an airline, and Facebook, there were too many bigger losers to overcome. The biggest detractors from performance included Valeant Pharmaceuticals, Micron Technology, and Michael Kors, none of which the Series owns any longer, but all of which were very damaging to performance during the year.

Fixed Income:

¢	The allocation to structured product and issue selection within both the corporate high quality and emerging market high yield allocations were the key drivers to the outperformance of the Series’ fixed income sleeve relative to the benchmark.

¢	Within the Series’ allocation to structured products, asset-backed securities, commercial mortgage-backed securities, and non-agency residential mortgage-backed securities made positive contributions to performance.

¢	During the fiscal year, the Series’ exposure to corporate high yield and a long-dated U.S. Treasury position detracted from performance. The Series’ exposure to commodity issuers within the energy and metals & mining industries also negatively impacted performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Allocation: The Series’ exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the Series’ prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2015.
Common Stocks		60%
Information Technology	15%
Consumer Discretionary	13
Financials	10
Total of all other common stock sectors	22
Corporate Bonds and Notes		19
Financials	9
Energy	2
Consumer Discretionary	2
Total of all other corporate bond sectors	6
Mortgage-Backed Securities		14
Asset-Backed Securities		2
Municipal Bonds		1
Loan Agreements		1
U.S. Government Securities		1
Preferred Stocks		1
Other		1

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Strategic Allocation Series (Continued)

Average Annual Total Returns[1] for periods ended 12/31/15

	1 year	5 years	10 years
Class A at NAV[2]	–5.38%	6.77%	5.70%
S&P 500® Index	1.38	12.57	7.31
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.52
Composite Index for Strategic Allocation Series	1.28	8.95	6.48
Series Expense Ratios[3]: Class A Gross: 1.11%, Net: 0.98%.

Returns represent past performance which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with separate insurance accounts.

[3]	The expense ratios of the Series, both net and gross, are set forth according to the prospectus for the Series effective April 30, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current information. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2016. Gross Expenses: Do not reflect the effect of the contractual waiver.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2005 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

VIRTUS CAPITAL GROWTH SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.7%

Consumer Discretionary—25.8%
Amazon.com, Inc.(2)	10,030	$6,779
Home Depot, Inc. (The)	48,760	6,449
Las Vegas Sands Corp.	77,860	3,413
Netflix, Inc.(2)	39,040	4,465
NIKE, Inc. Class B	172,840	10,803
Priceline Group, Inc. (The)(2)	3,805	4,851
Ross Stores, Inc.	84,450	4,544
Starbucks Corp.	143,770	8,631
TripAdvisor, Inc.(2)	51,080	4,355

		54,290

Consumer Staples—11.9%
Colgate-Palmolive Co.	55,920	3,725
Costco Wholesale Corp.	27,797	4,489
Estee Lauder Cos., Inc. (The) Class A	27,420	2,415
Mead Johnson Nutrition Co.	35,950	2,838
Monster Beverage Corp.(2)	48,121	7,168
Philip Morris International, Inc.	49,400	4,343

		24,978

Energy—2.7%
Cabot Oil & Gas Corp.	36,250	641
Cameron International Corp.(2)	42,445	2,682
Core Laboratories N.V.	20,780	2,260

		5,583

Financials—1.3%
Charles Schwab Corp. (The)	80,860	2,663

Health Care—15.6%
Amgen, Inc.	9,570	1,553
BioMarin Pharmaceutical, Inc.(2)	23,060	2,416
Bristol-Myers Squibb Co.	61,390	4,223
Celgene Corp.(2)	46,160	5,528
Cerner Corp.(2)	50,554	3,042
Gilead Sciences, Inc.	63,060	6,381
Medidata Solutions, Inc.(2)	55,300	2,726
Perrigo Co. plc	21,440	3,102
Zoetis, Inc.	80,730	3,869

		32,840

Industrials—4.4%
Danaher Corp.	45,090	4,188
Roper Technologies, Inc.	26,330	4,997

		9,185

Information Technology—36.2%
Accenture plc Class A	30,710	3,209
Alibaba Group Holding Ltd. ADR(2)	56,790	4,615
Alphabet, Inc. Class A(2)	7,380	5,742
Amphenol Corp. Class A	99,340	5,189
ANSYS, Inc.(2)	29,720	2,749
Apple, Inc.	126,300	13,294
CoStar Group, Inc.(2)	17,913	3,703
Facebook, Inc. Class A(2)	172,080	18,010
Fleetmatics Group plc(2)	66,190	3,362
Tableau Software, Inc. Class A(2)	37,750	3,557

	SHARES	VALUE
Information Technology—continued
Twitter, Inc.(2)	71,180	$1,647
Visa, Inc. Class A	99,940	7,750
Workday, Inc. Class A(2)	41,170	3,280

		76,107

Materials—1.8%
Ecolab, Inc.	32,890	3,762
TOTAL COMMON STOCKS (Identified Cost $128,697)		209,408
TOTAL LONG TERM INVESTMENTS—99.7%
(Identified Cost $128,697)		209,408
TOTAL INVESTMENTS—99.7% (Identified Cost $128,697)		209,408	(1)
Other assets and liabilities, net—0.3%		686

NET ASSETS—100.0%		$210,094

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (unaudited)†
United States	98%
China	2
Total	100%
† % of total investments as of December 31, 2015

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$209,408	$209,408

Total Investments	$209,408	$209,408

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2015.

See Notes to Financial Statements

VIRTUS EQUITY TREND SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—96.6%

Consumer Discretionary—24.5%
Advance Auto Parts, Inc.	163	$24
Amazon.com, Inc.(2)	180	122
AutoNation, Inc.(2)	170	10
AutoZone, Inc.(2)	70	52
Cablevision Systems Corp. Class A	160	5
CarMax, Inc.(2)	500	27
Carnival Corp.	1,091	59
Chipotle Mexican Grill, Inc.(2)	20	10
Comcast Corp. Class A	2,086	118
Darden Restaurants, Inc.	90	6
Expedia, Inc.	50	6
Gap, Inc. (The)	450	11
Goodyear Tire & Rubber Co. (The)	5,590	183
H&R Block, Inc.	5,043	168
Home Depot, Inc. (The)	990	131
Horton (D.R.), Inc.	1,960	63
Interpublic Group of Cos., Inc. (The)	2,677	62
L Brands, Inc.	450	43
Leggett & Platt, Inc.	1,314	55
Lennar Corp. Class A	1,170	57
Lowe’s Cos., Inc.	760	58
Marriott International, Inc. Class A	475	32
McDonald’s Corp.	630	74
Mohawk Industries, Inc.(2)	616	117
Netflix, Inc.(2)	190	22
Newell Rubbermaid, Inc.	4,140	182
News Corp.	2,169	30
News Corp. Class A	7,671	102
NIKE, Inc. Class B	2,860	179
O’Reilly Automotive, Inc.(2)	220	56
Omnicom Group, Inc.	1,640	124
Priceline Group, Inc. (The)(2)	20	25
PulteGroup, Inc.	2,120	38
Ross Stores, Inc.	720	39
Royal Caribbean Cruises Ltd.	401	40
Starbucks Corp.	1,010	61
Starwood Hotels & Resorts Worldwide, Inc.	355	25
Time Warner Cable, Inc.	170	31
Time Warner, Inc.	403	26
TJX Cos., Inc. (The)	1,040	74
TripAdvisor, Inc.(2)	50	4
Twenty-First Century Fox, Inc.	212	6
Twenty-First Century Fox, Inc. Class A	597	16
Urban Outfitters, Inc.(2)	180	4
Viacom, Inc. Class B	164	7
Walt Disney Co. (The)	780	82
Wyndham Worldwide Corp.	272	20
Yum! Brands, Inc.	310	23

		2,709

Consumer Staples—9.7%
Altria Group, Inc.	1,255	73
Brown-Forman Corp. Class B	570	57
Campbell Soup Co.	121	6
ConAgra Foods, Inc.	277	12
Constellation Brands, Inc. Class A	790	113
CVS Health Corp.	1,041	102
General Mills, Inc.	390	22
Hershey Co. (The)	90	8

	SHARES	VALUE
Consumer Staples—continued
Hormel Foods Corp.	94	$7
J.M. Smucker Co. (The)	59	7
Kellogg Co.	171	12
Keurig Green Mountain, Inc.	65	6
Kraft Heinz Co.(The)	378	27
Kroger Co. (The)	3,123	131
McCormick & Co., Inc.	78	7
Mead Johnson Nutrition Co.	123	10
Molson Coors Brewing Co. Class B	2,132	200
Mondelez International, Inc. Class A	1,053	47
Philip Morris International, Inc.	987	87
Reynolds American, Inc.	538	25
Tyson Foods, Inc. Class A	193	10
Walgreens Boots Alliance, Inc.	819	70
Whole Foods Market, Inc.	1,144	38

		1,077

Energy—1.6%
Marathon Petroleum Corp.	860	45
Phillips 66	730	60
Tesoro Corp.	180	19
Valero Energy Corp.	740	52

		176

Financials—12.8%
ACE Ltd.	363	42
Aflac, Inc.	402	24
Allstate Corp. (The)	460	29
American Tower Corp.	423	41
AON plc	769	71
Apartment Investment & Management Co. Class A	390	16
Bank of America Corp.	1,754	29
CBRE Group, Inc. Class A(2)	4,108	142
Charles Schwab Corp. (The)	1,054	35
Chubb Corp. (The)	253	33
Cincinnati Financial Corp.	167	10
Citigroup, Inc.	503	26
CME Group, Inc.	472	43
Comerica, Inc.	26	1
Crown Castle International Corp.	343	30
E*Trade Financial Corp.(2)	257	8
Equity Residential	893	73
Four Corners Property Trust, Inc.(2)	30	1
Goldman Sachs Group, Inc. (The)	360	65
Intercontinental Exchange, Inc.	149	38
JPMorgan Chase & Co.	622	41
Lincoln National Corp.	236	12
Marsh & McLennan Cos., Inc.	1,444	80
McGraw-Hill Cos., Inc. (The)	380	37
MetLife, Inc.	1,044	50
Moody’s Corp.	252	25
Morgan Stanley	1,362	43
NASDAQ OMX Group, Inc. (The)	159	9
Plum Creek Timber Co., Inc.	181	9
Principal Financial Group, Inc.	251	11
Progressive Corp. (The)	657	21
Prudential Financial, Inc.	413	34
Public Storage	146	36
Realty Income Corp.	383	20

	SHARES	VALUE
Financials—continued
Simon Property Group, Inc.	505	$98
Torchmark Corp.	111	6
Travelers Cos., Inc. (The)	333	38
U.S. Bancorp	279	12
Unum Group	227	7
Wells Fargo & Co.	787	43
Weyerhaeuser Co.	534	16
XL Group plc	348	14

		1,419

Health Care—13.8%
Abbott Laboratories	605	27
AbbVie, Inc.	324	19
Aetna, Inc.	210	23
Agilent Technologies, Inc.	617	26
Alexion Pharmaceuticals, Inc.(2)	50	10
Allergan plc(2)	55	17
AmerisourceBergen Corp.	292	30
Amgen, Inc.	173	28
Anthem, Inc.	190	26
Bard (C.R.), Inc.	30	6
Baxalta, Inc.	121	5
Baxter International, Inc.	211	8
Becton, Dickinson & Co.	88	14
Biogen, Inc.(2)	54	17
Boston Scientific Corp.(2)	557	10
Bristol-Myers Squibb Co.	250	17
Cardinal Health, Inc.	457	41
Celgene Corp.(2)	174	21
Cerner Corp.(2)	2,336	141
Cigna Corp.	160	23
DaVita HealthCare Partners, Inc.(2)	276	19
DENTSPLY International, Inc.	2,428	148
Edwards Lifesciences Corp.(2)	84	7
Eli Lilly & Co.	141	12
Endo International plc(2)	28	2
Express Scripts Holding Co.(2)	1,093	96
Gilead Sciences, Inc.	334	34
HCA Holdings, Inc.(2)	1,328	90
Humana, Inc.	100	18
Intuitive Surgical, Inc.(2)	15	8
Johnson & Johnson	402	41
Laboratory Corp. of America Holdings(2)	162	20
Mallinckrodt plc(2)	16	1
McKesson Corp.	345	68
Medtronic plc	573	44
Merck & Co., Inc.	414	22
Mylan NV(2)	59	3
Patterson Cos., Inc.	121	5
PerkinElmer, Inc.	205	11
Perrigo Co. plc	22	3
Pfizer, Inc.	898	29
Quest Diagnostics, Inc.	225	16
Regeneron Pharmaceuticals, Inc.(2)	20	11
Schein (Henry), Inc.(2)	121	19
St. Jude Medical, Inc.	108	7
Stryker Corp.	132	12
Tenet Healthcare Corp.(2)	413	12
Thermo Fisher Scientific, Inc.	738	105
UnitedHealth Group, Inc.	620	73
Universal Health Services, Inc. Class B	381	45
Varian Medical Systems, Inc.(2)	42	3

Refer to Footnote Legend on page 31.

See Notes to Financial Statements

VIRTUS EQUITY TREND SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

	SHARES	VALUE
Health Care—continued
Vertex Pharmaceuticals, Inc.(2)	58	$7
Waters Corp.(2)	153	21
Zimmer Biomet Holdings, Inc.	67	7
Zoetis, Inc.	71	3

		1,531

Industrials—13.5%
3M Co.	250	38
Allegion plc(2)	1,090	72
American Airlines Group, Inc.	1,018	43
Avery Dennison Corp.	462	29
Boeing Co. (The)	192	28
Cintas Corp.	2,010	183
Danaher Corp.	228	21
Delta Air Lines, Inc.	1,228	62
Dover Corp.	201	12
Dun & Bradstreet Corp.	200	21
Equifax, Inc.	630	70
Flowserve Corp.	161	7
General Dynamics Corp.	99	14
General Electric Co.	4,016	125
Honeywell International, Inc.	245	25
Hunt (J.B.) Transport Services, Inc.	1,303	96
Illinois Tool Works, Inc.	421	39
Ingersoll-Rand plc	343	19
L-3 Communications Holdings, Inc.	28	3
Lockheed Martin Corp.	86	19
Masco Corp.	3,670	104
Nielsen Holdings plc	1,920	90
Northrop Grumman Corp.	58	11
Parker Hannifin Corp.	176	17
Pentair plc	230	11
Precision Castparts Corp.	41	10
Raytheon Co.	99	12
Robert Half International, Inc.	2,460	116
Rockwell Collins, Inc.	43	4
Roper Technologies, Inc.	40	8
Ryder System, Inc.	743	42
Snap-On, Inc.	76	13
Southwest Airlines Co.	931	40
Stanley Black & Decker, Inc.	201	21
Textron, Inc.	82	3
United Continental Holdings, Inc.(2)	562	32
United Technologies Corp.	257	25
Xylem, Inc.	230	8

		1,493

Information Technology—10.9%
Activision Blizzard, Inc.	2,109	82
Adobe Systems, Inc.(2)	648	61
Akamai Technologies, Inc.(2)	60	3
Alliance Data Systems Corp.(2)	30	8
Alphabet, Inc. Class A(2)	60	47
Alphabet, Inc. Class C(2)	70	53
Apple, Inc.	1,040	109
Autodesk, Inc.(2)	244	15
Automatic Data Processing, Inc.	200	17
CA, Inc.	82	2
Citrix Systems, Inc.(2)	194	15
eBay, Inc.(2)	290	8
Electronic Arts, Inc.(2)	1,334	92
EMC Corp.	347	9

	SHARES	VALUE
Information Technology—continued
Equinix, Inc.	60	$18
Facebook, Inc. Class A(2)	540	57
Fidelity National Information Services, Inc.	120	7
Fiserv, Inc.(2)	100	9
Hewlett Packard Enterprise Co.	380	6
HP, Inc.	380	4
Intuit, Inc.	358	35
MasterCard, Inc. Class A	420	41
Microsoft Corp.	2,314	128
NetApp, Inc.	59	2
Oracle Corp.	940	34
Paychex, Inc.	140	7
PayPal Holdings, Inc.(2)	340	12
Red Hat, Inc.(2)	56	5
salesforce.com, Inc.(2)	810	63
SanDisk Corp.	35	3
Seagate Technology plc	50	2
Symantec Corp.	220	5
TE Connectivity Ltd.	2,355	152
Total System Services, Inc.	70	3
VeriSign, Inc.(2)	30	3
Visa, Inc. Class A	840	65
Western Digital Corp.	42	3
Western Union Co. (The)	220	4
Xerox Corp.	470	5
Yahoo!, Inc.(2)	220	7

		1,201

Materials—5.0%
Ecolab, Inc.	385	44
International Flavors & Fragrances, Inc.	113	14
LyondellBasell Industries N.V. Class A	1,842	160
Martin Marietta Materials, Inc.	470	64
PPG Industries, Inc.	395	39
Sealed Air Corp.	1,031	46
Sherwin-Williams Co. (The)	114	30
Vulcan Materials Co.	1,050	100
Westrock Co.	1,326	60

		557

Office REITs—0.1%
Iron Mountain, Inc.	204	6

		6

Residential REITs—0.9%
AvalonBay Communities, Inc.	325	60
Essex Property Trust, Inc.	164	39

		99

Retail REITs—0.6%
General Growth Properties, Inc.	942	25
Kimco Realty Corp.	672	18
Macerich Co. (The)	219	18

		61

Telecommunication Services—1.5%
Level 3 Communications, Inc.(2)	2,977	162

		162

	SHARES	VALUE
Utilities—1.7%
AGL Resources, Inc.	2,898	$185

		185
TOTAL COMMON STOCKS
(Identified Cost $10,423)		10,676
TOTAL LONG TERM INVESTMENTS—96.6%
(Identified Cost $10,423)		10,676

SHORT-TERM INVESTMENTS—0.6%

Money Market Mutual Funds—0.6%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.320%)	22,153	22
JPMorgan Prime Money Market Fund (seven-day effective yield 0.080%)	22,153	22
JPMorgan U.S. Government Money Market Fund (seven-day effective yield 0.010%)	22,825	23
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $67)		67
TOTAL INVESTMENTS—97.2%
(Identified Cost $10,490)		10,743	(1)
Other assets and liabilities, net—2.8%		312

NET ASSETS—100.0%		$11,055

Abbreviation:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$10,676	$10,676
Short-Term Investments	67	67

Total Investments	$10,743	$10,743

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2015.

See Notes to Financial Statements

VIRTUS GROWTH & INCOME SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCK—99.1%

Consumer Discretionary—21.1%
Five Below, Inc.(2)	69,000	$2,215
Goodyear Tire & Rubber Co. (The)	65,000	2,123
Home Depot, Inc. (The)	18,000	2,380
Lear Corp.	18,000	2,211
Mattel, Inc.	40,000	1,087
McDonald’s Corp.	19,000	2,245
Mohawk Industries, Inc.(2)	12,000	2,273
Royal Caribbean Cruises Ltd.	24,000	2,429
Target Corp.	30,000	2,178
Time Warner, Inc.	31,000	2,005
Under Armour, Inc. Class A(2)	26,000	2,096

		23,242

Consumer Staples—3.7%
Archer-Daniels-Midland Co. (The)	50,000	1,834
PepsiCo, Inc.	23,000	2,298

		4,132

Energy—4.7%
Columbia Pipeline Partners LP	50,000	874
Continental Resources, Inc.(2)	33,000	758
Schlumberger Ltd.	19,000	1,325
Valero Energy Corp.	31,000	2,192

		5,149

Financials—16.3%
BlackRock, Inc.	6,400	2,179
Goldman Sachs Group, Inc. (The)	11,900	2,145
JPMorgan Chase & Co.	36,000	2,377
Lincoln National Corp.	39,000	1,960
Progressive Corp. (The)	73,000	2,322
Prudential Financial, Inc.	29,000	2,361
UBS Group AG(2)	117,000	2,266
Wells Fargo & Co.	42,000	2,283

		17,893

Health Care—12.2%
Abbott Laboratories	50,000	2,246
Becton, Dickinson & Co.	14,000	2,157
Biogen, Inc.(2)	7,300	2,236
Gilead Sciences, Inc.	22,000	2,226
HCA Holdings, Inc.(2)	33,000	2,232
UnitedHealth Group, Inc.	20,000	2,353

		13,450

Industrials—12.0%
Alaska Air Group, Inc.	28,000	2,254
Boeing Co. (The)	15,000	2,169
Danaher Corp.	24,000	2,229
Southwest Airlines Co.	48,000	2,067
United Parcel Service, Inc. Class B	22,000	2,117
USG Corp.(2)	96,000	2,332

		13,168

	SHARES	VALUE
Information Technology—24.0%
Alibaba Group Holding Ltd. ADR(2)	28,000	$2,276
Alphabet, Inc.(2)	3,409	2,587
Analog Devices, Inc.	39,000	2,157
Apple, Inc.	19,000	2,000
Cisco Systems, Inc.	79,000	2,145
eBay, Inc.(2)	78,000	2,143
Facebook, Inc. Class A(2)	21,000	2,198
MasterCard, Inc. Class A	22,000	2,142
Paychex, Inc.	42,000	2,221
QUALCOMM, Inc.	40,000	1,999
salesforce.com, Inc.(2)	29,000	2,274
Xilinx, Inc.	48,000	2,255

		26,397

Materials—3.0%
Alcoa, Inc.	117,000	1,155
CF Industries Holdings, Inc.	52,000	2,122

		3,277

Telecommunication Services—2.1%
Verizon Communications, Inc.	49,000	2,265
TOTAL COMMON STOCK
(Identified Cost $88,430)		108,973
TOTAL LONG TERM INVESTMENTS—99.1%
(Identified Cost $88,430)		108,973

SHORT-TERM INVESTMENTS—0.2%

Money Market Mutual Fund—0.2%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.320%)	179,587	180
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $180)		180
TOTAL INVESTMENTS—99.3%
(Identified Cost $88,610)		109,153	(1)
Other assets and liabilities, net—0.7%		760

NET ASSETS—100.0%		$109,913

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$108,973	$108,973
Short-Term Investments	180	180

Total Investments	$109,153	$109,153

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2015.

See Notes to Financial Statements

VIRTUS INTERNATIONAL SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.1%

Consumer Discretionary—21.2%
Bridgestone Corp. (Japan)	176,600	$6,058
Ctrip.Com International Ltd. ADR (China)(2)	63,600	2,947
Fuji Heavy Industries Ltd. (Japan)	189,100	7,790
Li & Fung Ltd. (Hong Kong)	6,824,000	4,615
RELX plc (United Kingdom)	332,114	5,860
Sony Corp. (Japan)	217,800	5,353
Toyota Motor Corp. (Japan)	90,700	5,585
WPP plc (United Kingdom)	277,653	6,398

		44,606

Consumer Staples—2.8%
Marine Harvest ASA (Norway)	436,298	5,895

Energy—3.9%
Cameco Corp. (Canada)	356,300	4,393
Statoil ASA (Norway)	275,210	3,846

		8,239

Financials—22.0%
Aegon N.V. (United States)	878,189	4,991
Aviva plc (United Kingdom)	754,350	5,738
Credit Agricole SA (France)	430,417	5,089
Deutsche Bank AG Registered Shares (Germany)	210,914	5,163
Intesa Sanpaolo SpA (Italy)	1,949,154	6,541
Mitsubishi Estate Co., Ltd. (Japan)	278,000	5,781
ORIX Corp. (Japan)	467,600	6,560
Societe Generale SA (France)	135,390	6,264

		46,127

Health Care—13.3%
Allergan plc (Ireland)(2)	35,400	11,063
Shire plc (Jersey)	75,876	5,255

	SHARES	VALUE
Health Care—continued
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	92,700	$6,085
Valeant Pharmaceuticals International, Inc. (Canada)(2)	53,450	5,433

		27,836

Industrials—5.0%
Airbus Group SE (United States)	62,410	4,205
Nidec Corp. (Japan)	86,100	6,244
Rolls-Royce Holdings plc Entitlement Shares (United Kingdom)	36,722,641	54

		10,503

Information Technology—12.1%
Avago Technologies Ltd. (Singapore)	48,300	7,011
NXP Semiconductors NV (Netherlands)(2)	97,100	8,180
SAP SE (Germany)	76,016	6,062
Tencent Holdings Ltd. (Cayman Islands)	216,500	4,239

		25,492

Materials—3.1%
Nitto Denko Corp. (Japan)	89,600	6,541

Telecommunication Services—12.1%
KDDI Corp. (Japan)	244,900	6,360
Nippon Telegraph & Telephone Corp. (Japan)	198,500	7,900
Spark New Zealand Ltd. (New Zealand)	2,415,068	5,438
Vodafone Group plc (United Kingdom)	1,754,866	5,717

		25,415

SHARES		VALUE
Utilities—2.6%
Veolia Environnement SA (France)	231,037	$5,490
TOTAL COMMON STOCKS
(Identified Cost $208,743)		206,144
TOTAL LONG TERM INVESTMENTS—98.1%
(Identified Cost $208,743)		206,144
TOTAL INVESTMENTS—98.1%
(Identified Cost $208,743)		206,144	(1)
Other assets and liabilities, net—1.9%		3,933

NET ASSETS—100.0%		$210,077

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (unaudited)†
Japan	31%
United Kingdom	12
France	8
Canada	5
Germany	5
Ireland	5
Norway	5
Other	29
Total	100%
† % of total investments as of December 31, 2015

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$206,144	$135,527	$70,617

Total Investments	$206,144	$135,527	$70,617

There are no Level 3 (significant unobservable inputs) priced securities.

Securities held by the Series with an end of period value of $5,717 were transferred from Level 2 to Level 1 based on our valuation procedures for non-US securities (See Note 2A in the Notes to Financial Statements).

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—1.0%
U.S. Treasury Note 2.250%, 11/15/24	$1,360		$1,359
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $1,370)			1,359

MUNICIPAL BONDS—0.6%

Illinois—0.1%
Chicago Wastewater Transmission Taxable Revenue 5.180%, 1/1/27	90		92

Michigan—0.1%
Tobacco Settlement Finance Authority Taxable Series A, 7.309%, 6/1/34	195		168

Virginia—0.4%
Tobacco Settlement Financing Corp. Series A-1, Taxable 6.706%, 6/1/46	655		505
TOTAL MUNICIPAL BONDS (Identified Cost $915)			765

FOREIGN GOVERNMENT SECURITIES—5.2%
Argentine Republic Series NY, 8.280%, 12/31/33(11)	562		649
Bolivarian Republic of Venezuela
RegS 5.750%, 2/26/16(4)	95		85
RegS 7.000%, 12/1/18	93		42
RegS 7.750%, 10/13/19(4)	87		35
RegS 7.650%, 4/21/25(4)	825		309
9.250%, 9/15/27	470		195
9.375%, 1/13/34	750		298
Kingdom of Morocco 144A 4.250%, 12/11/22(3)	505		500
Mongolia 144A 5.125%, 12/5/22(3)	340		272
Republic of Azerbaijan 144A 4.750%, 3/18/24(3)	370		345
Republic of Chile 5.500%, 8/5/20	231,500	CLP	336
Republic of Colombia 4.375%, 3/21/23	994,000	COP	261
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	315		264
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	305		278
Republic of El Salvador 144A 6.375%, 1/18/27(3)	475		404
Republic of Iraq RegS 5.800%, 1/15/28(4)	250		169
Republic of Panama 3.750%, 3/16/25	380		372
Republic of Peru 4.125%, 8/25/27	270		265
Republic of Romania 144A 4.875%, 1/22/24(3)	210		226

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Republic of South Africa
Series R203, 8.250%, 9/15/17	$2,375	ZAR	$153
Series R208, 6.750%, 3/31/21	1,310	ZAR	76
Republic of Sri Lanka 144A 6.850%, 11/3/25(3)	300		284
Russian Federation
144A 7.850%, 3/10/18(3)	30,000	RUB	394
144A 4.875%, 9/16/23(3)	400		406
United Mexican States Series M, 6.500%, 6/9/22	6,043	MXN	361
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $8,935)			6,979

MORTGAGE-BACKED SECURITIES—23.2%

Agency—6.1%
Fannie Mae Pool
3.000%, 4/1/43	1,358		1,360
3.500%, 5/1/45	339		351
FHLMC 14-DN2, M2 1.871%, 4/25/24(2)	350		344
FNMA
3.000%, 5/1/43	1,041		1,043
3.000%, 5/1/43	598		599
3.000%, 6/1/43	426		427
4.000%, 4/1/44	1,279		1,356
3.500%, 1/1/45	268		276
3.500%, 8/1/45	2,353		2,429

			8,185

Non-Agency—17.1%
American Homes 4 Rent
14-SFR2, C 144A 4.705%, 10/17/36(3)	435		431
15-SFR2, C 144A 4.691%, 10/17/45(3)	340		331
Ameriquest Mortgage Securities, Inc.
03-AR3, M4 6.070%, 6/25/33(2)	325		308
03-10, AF6 5.210%, 11/25/33(2)	11		11
Aventura Mall Trust 13-AVM, C 144A 3.867%, 12/5/32(2)(3)	400		406
Banc of America Funding Trust 05-1, 1A1 5.500%, 2/25/35	137		138
Banc of America Alternative Loan Trust 03-10, 2A1 6.000%, 12/25/33	46		48
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	241		253

	PAR VALUE	VALUE
Non-Agency—continued
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates
05-1 AF5A 5.159%, 7/25/35(2)	$572	$565
05-12, 2A4 5.575%, 2/25/36(2)	340	338
Bank of America (Merrill Lynch) Mortgage Investors Trust 98-C1, C 6.750%, 11/15/26(2)	465	499
Bank of America (Merrill Lynch – Countrywide) Mortgage Trust 06-C1, AM 5.666%, 5/12/39(2)	350	351
Barclays (Lehman Brothers) – UBS Commercial Mortgage Trust
07-C3, A4 5.899%, 7/15/44(2)	391	405
07-C7, A3 5.866%, 9/15/45(2)	442	464
CIT Group Home Equity Loan Trust 03-1, A5 4.980%, 7/20/34(2)	300	302
Citigroup Mortgage Loan Trust, Inc.
05-5, 2A3 5.000%, 8/25/35	154	153
15-A, A1 3.500%, 6/25/58(2)	349	349
Colony American Finance Ltd. 15-1, 144A 2.896%, 10/15/47(3)	279	275
Commercial Mortgage Trust 07-GG11, AM 5.867%, 12/10/49(2)	771	801
Credit Suisse Commercial Mortgage Trust
07-C1, A1A 5.361%, 2/15/40	286	294
07-C2, A3 5.542%, 1/15/49(2)	740	757
CSAIL Commercial Mortgage Trust 15-C2, AS 3.849%, 6/15/57	735	730
CSMc Mortgage-Backed Trust 2006-8 6.000%, 10/25/21	294	285
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.465%, 8/10/44(2)(3)	350	364
Finnish Real Estate Management Federation (FREMF) Mortgage Trust 144A 3.389%, 7/25/22(2)(3)	80	70
Freddie Mac Structured Agency Credit Risk Debt Notes 15-DNA3, M2 3.071%, 4/25/28(2)	315	314

Refer to Footnote Legend on page 40.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.382%, 12/15/19(2)(3)	$290	$283
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	150	154
Home Equity Loan Trust 07-HI1, A3 5.720%, 3/25/37	24	24
JPMorgan Chase (Bear Stearns) Adjustable Rate Mortgage Trust
04-1, 21A1 2.355%, 4/25/34(2)	311	308
04-10, 12A3 2.894%, 1/25/35(2)	402	397
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
06-PW12, AM 5.752%, 9/11/38(2)	750	756
05-PW10, AM 5.449%, 12/11/40(2)	50	49
07- PW15, AM 5.363%, 2/11/44	280	285
07-PW18, AM 6.084%, 6/11/50(2)	1,475	1,568
JPMorgan Chase (Washington Mutual) Mortgage Pass-Through Certificates Trust 04-CB1, 5A 5.000%, 6/25/19	13	14
JPMorgan Chase Commercial Mortgage Securities Trust 14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	479	498
06-LDP7, AM 5.909%, 4/15/45(2)	780	787
06-LDP9, A3 5.336%, 5/15/47	333	340
07-LDP10, AM 5.464%, 1/15/49(2)	450	458
JPMorgan Chase Mortgage Trust
05-A1, 4A1 144A 2.793%, 2/25/35(2)	21	21
05-A4, 3A1 144A 2.393%, 7/25/35(2)	30	30
MASTR Alternative Loan Trust 04-6, 7A1 6.000%, 7/25/34	376	383
MASTR Reperforming Loan Trust 05-1, 1A2 144A 6.500%, 8/25/34(3)	339	340
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(2)(3)	315	319
Morgan Stanley – Bank of America (Merrill Lynch) Trust 15-C26, 4.412%, 11/15/48	355	342

	PAR VALUE	VALUE
Non-Agency—continued
Morgan Stanley Capital I Trust 07-IQ14, AM 5.681%, 4/15/49(2)	$325	$331
Morgan Stanley Capital I, Inc. 15-MS1, AS 4.029%, 5/15/48(2)	519	533
New Residential Mortgage Loan Trust 14-1A, A 144A 3.750%, 1/25/54(2)(3)	348	355
Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(3)	325	331
Residential Asset Mortgage Products, Inc.
04-SL1, A8 6.500%, 11/25/31	30	31
05-SL2, A4 7.500%, 2/25/32	212	221
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	323	327
Residential Mortgage Loan Trust 15-2A, A1 3.750%, 8/16/55(2)	265	269
Sequoia Mortgage Trust
14-2, A1 144A 4.000%, 7/25/44(2)(3)	196	200
15-1, A1 144A 3.500%, 1/25/45(2)(3)	376	375
Structured Adjustable Rate Mortgage Loan Trust 04-4, 3A1 2.580%, 4/25/34(2)	279	276
Vericrest Opportunity Loan Trust
15-NP11, A1 144A 3.625%, 7/25/45(2)(3)	276	273
15-NPL2, A1 144A 3.375%, 2/25/55(2)(3)	151	149
15-NPL3, A1 144A 3.375%, 10/25/58(2)(3)	275	270
Wells Fargo (Royal Bank of Scotland plc) Commercial Mortgage Trust 11-C5, C 144A 5.634%, 11/15/44(2)(3)	330	357
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust
07-C30, A5 5.342%, 12/15/43	970	992
07-C32, A3 5.713%, 6/15/49(2)	775	794
15-LC20, B 3.719%, 4/15/50	150	142
Wells Fargo Mortgage Backed Securities Trust 06-17, A1 5.500%, 11/25/21	4	4
WinWater Mortgage Loan Trust 14-1, A1 144A 3.964%, 6/20/44(2)(3)	243	249

		23,077
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $30,700)		31,262

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—4.8%
Arbys Funding LLC 15-1A, A2 144A 4.970%, 10/30/45(3)	$420	$417
CarFinance Capital Auto Trust 15-1A, C 144A 3.580%, 6/15/21(3)	895	897
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	384	381
Conseco Financial Corp.
94-1, A5 7.650%, 4/15/19	6	7
01-3, A4 6.910%, 5/1/33(2)	527	580
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(3)	159	158
Drive Auto Receivables Trust 15-AA, D 144A 4.120%, 6/15/22(3)	450	445
Drug Royalty LP II 14-1, A2 144A 3.484%, 7/15/23(3)	422	425
Exeter Automobile Receivables Trust
14-1A, C 144A 3.570%, 7/15/19(3)	340	340
15-2A, C 144A 3.900%, 3/15/21(3)	380	374
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	592	591
Foursight Capital Automobile Receivables Trust 15-1, B 144A 4.120%, 9/15/22(3)	455	455
Greater Capital Association of Realtors 15-1A, C 9.790%, 10/15/25	250	248
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(2)	231	240
SVO VOI Mortgage Corp. 10-AA, A 144A 3.650%, 7/20/27(3)	22	22
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	461	470
Wendy’s Funding LLC 15-1A, A2II 144A 4.080%, 6/15/45(3)	454	450
TOTAL ASSET-BACKED SECURITIES (Identified Cost $6,478)		6,500

CORPORATE BONDS AND NOTES—49.2%

Consumer Discretionary—6.3%
Aramark Services Inc. 5.125%, 1/15/24(3)	135	138
Argos Merger Sub, Inc. 144A 7.125%, 3/15/23(3)	270	268
Boyd Gaming Corp.
9.000%, 7/1/20	130	139
6.875%, 5/15/23	145	150

Refer to Footnote Legend on page 40.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(11)	$270	$207
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	105	100
Caesars Growth Properties Holdings LLC (Caesars Growth Properties Finance, Inc.) 9.375%, 5/1/22	230	190
CCO Holdings LLC
5.250%, 3/15/21	165	172
144A 5.125%, 5/1/23(3)	105	105
CCO Holding Safari LLC 144A 5.750%, 2/15/26(3)	225	226
CCO Safari II LLC 144A 4.908%, 7/23/25(3)	70	70
Churchill Downs Inc. 5.375%, 12/15/21(3)	85	86
Clear Channel Worldwide Holdings, Inc.
Series B 7.625%, 3/15/20	160	148
Series A 7.625%, 3/15/20	250	228
Columbus International, Inc. Series B, 144A 7.375%, 3/30/21(3)	340	338
Grupo Televisa SAB 4.625%, 1/30/26	350	346
International Game Technology plc 7.500%, 6/15/19	160	171
Jarden Corp. 144A 5.000%, 11/15/23(3)	45	46
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	300	317
M/I Homes, Inc. 144A 6.750%, 1/15/21(3)	180	178
MDC Holdings, Inc. 5.500%, 1/15/24	355	360
Meritor, Inc. 6.750%, 6/15/21	240	222
MGM Resorts International 6.000%, 3/15/23	165	164
Mohegan Tribal Gaming Authority 144A 9.750%, 9/1/21(3)	100	100
MPG Holdco I, Inc. 7.375%, 10/15/22	285	289
Myriad International Holdings BV 144A 5.500%, 7/21/25(3)	370	356
NCL Corp. Ltd. 144A 4.625%, 11/15/20(3)	110	108
New York University 4.142%, 7/1/48	225	211
Numericable Group SA 144A 6.000%, 5/15/22(3)	200	195
Omega US Sub LLC 144A 8.750%, 7/15/23(3)	300	278
Party City Holdings, Inc. 144A 6.125%, 8/15/23(3)	40	39
Penn National Gaming, Inc. 5.875%, 11/1/21	220	215
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	145	153

	PAR VALUE	VALUE
Consumer Discretionary—continued
RCN Telecom Services LLC (RCN Capital Corp.) 144A 8.500%, 8/15/20(3)	$145	$147
Scientific Games International, Inc. 144A 7.000%, 1/1/22(3)	255	245
Signet UK Finance plc 4.700%, 6/15/24	460	453
Station Casinos LLC 7.500%, 3/1/21	320	328
Toll Brothers Finance Corp. 6.750%, 11/1/19	350	387
TRI Pointe Holdings, Inc. 5.875%, 6/15/24	305	298
VTR Finance BV 144A 6.875%, 1/15/24(3)	345	318

		8,489

Consumer Staples—0.7%
Constellation Brands, Inc. 4.750%, 12/1/25	50	51
Dole Food Co., Inc. 144A 7.250%, 5/1/19(3)	155	154
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(3)	115	112
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	70	73
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	300	297
Whole Foods Market, Inc. 144A 5.200%, 12/3/25(3)	227	226

		913

Energy—6.5%
Antero Resources Corp. 144A 5.625%, 6/1/23(3)	165	130
Blue Racer Midstream LLC (Blue Racer Finance Corp.) 144A 6.125%, 11/15/22(3)	105	73
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	375	169
CONSOL Energy, Inc. 5.875%, 4/15/22	225	141
Denbury Resources, Inc. 5.500%, 5/1/22	170	57
Ecopetrol SA 5.375%, 6/26/26	375	320
Empresa Nacional del Petroleo 144A 4.375%, 10/30/24(3)	350	336
Enbridge Energy Partners LP 4.375%, 10/15/20	70	68
EnQuest plc 144A 7.000%, 4/15/22(3)	345	122
EP Energy LLC (Everest Acquisition Finance, Inc.) 6.375%, 6/15/23	310	157
FTS International, Inc. 6.250%, 5/1/22	175	50

	PAR VALUE	VALUE
Energy—continued
Gazprom OAO (Gaz Capital SA)
144A 8.146%, 4/11/18(3)	$205	$221
144A 6.000%, 11/27/23(3)(7)	335	317
Gulfport Energy, Corp. 7.750%, 11/1/20	300	270
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	220	220
Kinder Morgan, Inc. 7.750%, 1/15/32	305	289
Laredo Petroleum, Inc.
7.375%, 5/1/22	245	227
6.250%, 3/15/23	60	53
Linn Energy LLC 6.500%, 9/15/21	160	22
Mplx Lp 4.875%, 12/1/24(3)	405	364
Newfield Exploration Co. 5.375%, 1/1/26	305	252
NGL Energy Partners LP (NGL Energy Finance Corp.) 5.125%, 7/15/19	335	266
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	531	122
Pacific Exploration and Production Corp. 144A 5.375%, 1/26/19(3)	240	47
Parker Drilling Co. (The) 7.500%, 8/1/20	365	279
Petrobras Global Finance BV 5.375%, 1/27/21	155	116
Petroleos de Venezuela SA
RegS 8.500%, 11/2/17(4)	93	50
144A 6.000%, 5/16/24(3)	650	243
RegS 6.000%, 11/15/26(4)	360	133
Petroleos Mexicanos 5.500%, 6/27/44	200	150
QEP Resources, Inc. 6.875%, 3/1/21	390	322
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	400	181
Regency Energy Partners LP 5.000%, 10/1/22	425	377
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	315	291
SM Energy Co. 6.125%, 11/15/22	410	303
Sunoco LP (Sunoco Finance Corp.) 144A 6.375%, 4/1/23(3)	570	539
TransCanada Trust 5.625%, 5/20/75(2)	375	347
Transocean, Inc.
5.800%, 12/15/16	100	97
4.300%, 10/15/22	470	249
Whiting Petroleum Corp. 6.250%, 4/1/23	300	218
Williams Cos., Inc. (The)
3.700%, 1/15/23	375	259
4.550%, 6/24/24	450	313

		8,760

Refer to Footnote Legend on page 40.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

	PAR VALUE		VALUE
Financials—17.4%
Akbank TAS 144A 7.500%, 2/5/18(3)	$530	TRY	$163
Allstate Corp. (The) 5.750%, 8/15/53(2)(6)	625		642
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	440		435
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)	425		451
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)(3)	520		543
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(3)	390		387
Banco Inbursa SA Institucion de Banca Multiple 144A 4.125%, 6/6/24(3)	200		188
Banco Internacional del Peru SAA 144A 6.625%, 3/19/29(2)(3)	155		157
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	600	BRL	149
Banco Santander Chile 144A 3.875%, 9/20/22(3)	505		503
Bancolombia S.A. 5.125%, 9/11/22	545		522
Bank of America Corp. 4.200%, 8/26/24	130		130
Bank of China Ltd. 144A 5.000%, 11/13/24(3)	390		402
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	290		302
Barclays Bank plc 144A 6.050%, 12/4/17(3)	435		464
Block Financial LLC 4.125%, 10/1/20	205		208
Brixmor Operating Partnership LP 3.875%, 8/15/22	100		100
Citizens Financial Group, Inc. 144A 5.500%(2)(3)(5)	300		295
Compass Bank 3.875%, 4/10/25	380		349
Corrections Corp of America 5.000%, 10/15/22	615		615
CTR Partnership LP (Caretrust Capital Corp.) 5.875%, 6/1/21	285		289
CyrusOne Lp / CyrusOne Finance Corp 6.375%, 11/15/22	300		311
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	535		471
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	440		427

	PAR VALUE	VALUE
Financials—continued
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	$305	$299
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	475	453
Fidelity National Financial, Inc. 5.500%, 9/1/22	130	138
First Cash Financial Services, Inc. 6.750%, 4/1/21	200	197
First Niagara Financial Group, Inc. 7.250%, 12/15/21	610	714
FS Investment Corp.
4.250%, 1/15/20	365	366
4.750%, 5/15/22	70	68
Genworth Holdings, Inc. 4.900%, 8/15/23	465	312
GLP Capital LP (GLP Financing II, Inc.)
4.875%, 11/1/20	300	294
5.375%, 11/1/23	10	10
HBOS plc 144A 6.750%, 5/21/18(3)	200	218
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	165	160
Huntington National Bank (The) 6.600%, 6/15/18	250	273
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(5)(6)	610	638
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
4.875%, 3/15/19	30	30
6.000%, 8/1/20	175	176
5.875%, 2/1/22	355	347
ING Groep NV 6.000%(2)(5)(6)	275	276
iStar Financial, Inc.
4.875%, 7/1/18	125	123
5.000%, 7/1/19	195	190
Jefferies Group LLC 6.875%, 4/15/21	165	185
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	410	361
Kilroy Realty LP 4.375%, 10/1/25	350	355
Korea Finance Corp. 4.625%, 11/16/21	400	439
Leucadia National Corp. 5.500%, 10/18/23	250	244
Liberty Mutual Insurance Co. 144A 8.500%, 5/15/25(3)	25	31
Lincoln National Corp. 6.050%, 4/20/67(2)(6)	365	285
Lloyds TSB Bank plc 144A 6.500%, 9/14/20(3)	600	684
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(3)	330	370

	PAR VALUE		VALUE
Financials—continued
McGraw Hill Financial Inc.
4.000%, 6/15/25	$140		$141
4.400%, 2/15/26	205		210
Morgan Stanley 144A 10.090%, 5/3/17(3)	1,250	BRL	300
MPT Operating Partnership LP 5.500%, 5/1/24	165		164
National Retail Properties, Inc. 4.000%, 11/15/25	105		103
Nordea Bank AB 144A 4.250%, 9/21/22(3)	400		410
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(7)	360		357
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)	610		636
Prudential Financial, Inc.
5.875%, 9/15/42(2)	1,100		1,143
5.625%, 6/15/43(2)(6)	190		194
Santander Bank NA 8.750%, 5/30/18	200		226
Select Income REIT 4.500%, 2/1/25	385		358
Springleaf Finance Corp. 5.250%, 12/15/19	155		148
SunTrust Bank, Inc. 5.400%, 4/1/20	250		268
Teachers Insurance & Annuity Association Asset Management Finance Co. LLC 144A 4.125%, 11/1/24(3)	350		351
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	360		352
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	705		693
Voya Financial, Inc. 5.650%, 5/15/53(2)	355		351
WP Carey, Inc. 4.600%, 4/1/24	345		344

			23,488

Health Care—3.4%
Acadia Healthcare Co., Inc.
5.125%, 7/1/22	115		108
5.625%, 2/15/23	30		28
Alere, Inc. 144A 6.375%, 7/1/23(3)	115		108
Capsugel SA PIK Interest Capitalization 144A , 7.000%, 5/15/19(3)(10)	75		73
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(3)	20		17
Crimson Merger Sub, Inc. 144A 6.625%, 5/15/22(3)	265		182

Refer to Footnote Legend on page 40.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
DaVita Healthcare Partners, Inc. 5.000%, 5/1/25	$180	$174
Emdeon, Inc. 144A 6.000%, 2/15/21(3)	195	182
Endo Finance LLC
144A 6.000%, 7/15/23(3)	375	375
(Endo Finco, Inc.) 144A 6.000%, 2/1/25(3)	190	188
HCA, Inc. 5.375%, 2/1/25	325	321
HealthSouth Corp.
144A 5.750%, 11/1/24(3)	30	29
144A 5.750%, 9/15/25(3)	310	290
IASIS Healthcare LLC 8.375%, 5/15/19	165	153
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	165	170
Jaguar Holding Co. II (Pharmaceutical Product Development LLC) 144A 6.375%, 8/1/23(3)	220	215
JLL Delta Dutch Pledgeco BV PIK Interest Capitalization 144A, 8.75%, 5/1/20(3)(10)	160	155
Mallinckrodt International Finance S.A.
144A 5.750%, 8/1/22(3)	135	130
144A 5.625%, 10/15/23(3)	290	277
144A 5.500%, 4/15/25(3)	20	18
Mednax Inc. 5.250%, 12/1/23(3)	170	171
Mylan NV 3.000%, 12/15/18(3)	80	80
Owens & Minor, Inc. 3.875%, 9/15/21	75	75
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(3)	155	157
Select Medical Corp. 6.375%, 6/1/21	115	101
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(3)	41	40
Team Health, Inc. 144A 7.250%, 12/15/23(3)	15	16
Tenet Healthcare Corp.
144A 4.012%, 6/15/20(2)(3)	70	69
8.125%, 4/1/22	345	346
Valeant Pharmaceuticals International, Inc.
144A 7.500%, 7/15/21(3)	50	50
144A 5.500%, 3/1/23(3)	95	84
144A 5.875%, 5/15/23(3)	265	238
Zoetis, Inc. 3.450%, 11/13/20	35	35

		4,655

Industrials—5.4%
ADT Corp. (The) 6.250%, 10/15/21	435	457
Ahern Rentals, Inc. 144A 7.375%, 5/15/23(3)	300	244

	PAR VALUE	VALUE
Industrials—continued
Air Canada Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(3)	$193	$195
American Airlines Pass-Through-Trust 14-1, B 4.375%, 10/1/22	259	258
Bombardier, Inc.
144A 4.750%, 4/15/19(3)	80	66
144A 6.125%, 1/15/23(3)	205	142
Builders FirstSource, Inc. 144A 10.750%, 8/15/23(3)	145	145
Carpenter Technology Corp. 5.200%, 7/15/21	425	427
CEB, Inc. 144A 5.625%, 6/15/23(3)	145	144
Continental Airlines Pass-Through-Trust
99-1, A 6.545%, 2/2/19	672	715
00-1, A1 8.048%, 11/1/20	274	307
Delta Air Lines Pass-Through-Trust 12-1, A 4.750%, 5/7/20	391	413
DP World Ltd. 144A 6.850%, 7/2/37(3)	200	196
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(3)	245	205
JBS Investments GmbH 144A 7.250%, 4/3/24(3)	285	260
Masco Corp. 5.950%, 3/15/22	390	421
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	331	345
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(3)	305	271
Penske Truck Leasing Co. LP 144A 3.375%, 2/1/22(3)	150	146
TransDigm, Inc.
6.000%, 7/15/22	265	260
144A 6.500%, 5/15/25(3)	90	87
UAL Pass-Through-Trust
09-2A 9.750%, 1/15/17	118	125
07-01, A 6.636%, 7/2/22	828	882
United Airlines Pass-Through Trust 15-1, B 4.750%, 4/11/22	300	300
United Rentals North America, Inc. 5.500%, 7/15/25	310	302

		7,313

Information Technology—0.8%
First Data Corp. 144A 5.750%, 1/15/24(3)	170	168
Flextronics International Ltd. 144A 4.750%, 6/15/25(3)	375	365

	PAR VALUE	VALUE
Information Technology—continued
Hewlett Packard Enterprise Co.
144A 4.400%, 10/15/22(3)	$185	$184
144A 4.900%, 10/15/25(3)	185	182
Riverbed Technology, Inc. 144A 8.875%, 3/1/23(3)	135	125

		1,024

Materials—4.6%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	625	639
American Builders & Contractors Supply Co., Inc. 144A 5.750%, 12/15/23(3)	30	30
ArcelorMittal 6.125%, 6/1/25	300	220
Ardagh Packaging Finance plc
144A 6.250%, 1/31/19(3)	200	193
144A 6.750%, 1/31/21(3)	260	251
Berry Plastics Corp. 5.125%, 7/15/23	280	273
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(2)(3)(6)	225	217
Braskem America Finance Co. RegS 7.125%, 7/22/41(4)	495	369
Cemex SAB de CV 144A 7.250%, 1/15/21(3)	275	265
Corp Nacional del Cobre de Chile 144A 4.500%, 9/16/25(3)	345	325
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	180	158
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(7)	270	272
Fibria Overseas Finance Ltd. 5.250%, 5/12/24	375	357
Fortescue Metals Group (FMG) Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	50	46
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	230	206
Hexion U.S. Finance Corp. 6.625%, 4/15/20	225	177
INEOS Group Holdings SA 144A 5.875%, 2/15/19(3)	305	297
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	600	567
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)	400	406
Severstal OAO (Steel Capital SA) 144A 6.700%, 10/25/17(3)(7)	500	524
Tronox Finance LLC 6.375%, 8/15/20	255	155

Refer to Footnote Legend on page 40.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

	PAR VALUE		VALUE
Materials—continued
Vedanta Resources plc
144A 9.500%, 7/18/18(3)	$115		$86
144A 6.000%, 1/31/19(3)	200		127

			6,160

Telecommunication Services—2.2%
Altice Financing SA 144A 6.625%, 2/15/23(3)	305		302
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	110
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)	400		415
Crown Castle Towers LLC 144A 5.495%, 1/15/17(3)	85		86
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	345		286
Frontier Communications Corp.
6.250%, 9/15/21	215		183
144A 10.500%, 9/15/22(3)	65		65
Level 3 Financing, Inc. 144A 5.375%, 1/15/24(3)	50		50
Sprint Corp. 7.250%, 9/15/21	340		254
T-Mobile USA, Inc.
6.731%, 4/28/22	60		63
6.500%, 1/15/24	140		143
6.500%, 1/15/26	125		127
Verizon Communications, Inc. 4.400%, 11/1/34	365		337
Windstream Corp. 7.750%, 10/15/20	650		550

			2,971

Utilities—1.9%
Calpine Corp. 5.375%, 1/15/23	321		290
Electricite de France SA 144A 5.250%(2)(3)(5)(6)	635		597
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	375		333
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	300		336
NRG Yield Operating LLC 5.375%, 8/15/24	115		96
Southern Power Co. 4.150%, 12/1/25	420		419
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	250		189
TerraForm Power Operating LLC 144A 5.875%, 2/1/23(3)	285		237
Texas Competitive Electric Holdings Co. LLC Series A 10.250%, 11/1/16(12)	396		28

			2,525
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $72,879)			66,298

	PAR VALUE	VALUE

LOAN AGREEMENTS(2)—8.4%

Consumer Discretionary—1.9%
Advantage Sales & Marketing, Inc. Second Lien, 0.000%, 7/25/22(8)	$130	$117
Affinity Gaming LLC 5.250%, 11/9/17	377	377
Caesars Entertainment Operating Co., Inc.
Tranche B-6, 9.750%, 3/1/17(11)	257	229
Tranche B-7, 11.750%, 1/28/18(11)	19	16
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21(11)	127	112
Cirque Du Soleil First Lien, 5.000%, 7/8/22	78	74
El Dorado Resorts, Inc. 4.250%, 7/25/22	68	67
Graton Resort & Casino Tranche B, 4.750%, 9/1/22	86	86
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 4.000%, 4/24/18	557	555
Laureate Education, Inc. 2018 Extended, 5.000%, 6/15/18	159	132
Marina District Finance Co., Inc. 6.500%, 8/15/18	125	125
PetSmart, Inc. Tranche B-1 4.250%, 3/11/22	55	54
Staples, Inc. First Lien, 0.000%, 4/23/21(8)	287	284
Transtar Holding Co. Second Lien, 10.000%, 10/9/19(15)	197	165
U.S. Farathane Corp. 6.750%, 12/23/21	116	115

		2,508

Consumer Staples—0.7%
Albertson’s LLC Tranche B-4, 5.500%, 8/25/21	249	247
Coty, Inc.
3.000%, 10/21/22	100	100
3.750%, 10/27/22	50	50
Hostess Brands LLC Tranche B Second Lien, 8.500%, 8/3/23	300	298
Kronos Acquisition Intermediate, Inc. (KIK Custom Products, Inc.) Second Lien, 9.750%, 4/30/20	278	278

		973

Energy—0.7%
Arch Coal, Inc. 6.250%, 5/16/18	438	197

	PAR VALUE	VALUE
Energy—continued
Chelsea Petroleum I LLC 0.000%, 10/28/22(8)	$322	$314
Chief Exploration & Development LLC Second Lien, 7.500%, 5/16/21	257	176
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	206	131
Paragon Offshore Finance Co. 3.750%, 7/16/21	187	49
Seadrill Operating LP 4.000%, 2/21/21	246	104

		971

Financials—0.1%
Capital Automotive LP Second Lien, 6.000%, 4/30/20	189	190

Health Care—1.8%
21st Century Oncology, Inc. Tranche B 6.500%, 4/30/22	60	51
AMAG Pharmaceuticals, Inc. 0.000%, 8/17/21(8)	24	24
American Renal Holdings, Inc. Second Lien, 8.500%, 3/20/20	307	299
Ardent Legacy Acquisitions, Inc. 6.500%, 8/4/21	152	151
Concentra, Inc. First Lien, Tranche B 5.500%, 6/1/22	21	21
Concordia Pharmaceuticals, Inc. 5.250%, 10/21/21	81	78
Envision Healthcare Corp. 4.500%, 10/28/22	243	242
Greatbatch, Inc. 5.250%, 10/27/22	94	93
Horizon Pharma, Inc. 4.500%, 5/7/21	64	60
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	262	261
Med Impact Healthcare Systems, Inc. 5.750%, 10/27/22	201	199
MMM Holdings, Inc. 9.750%, 12/12/17(15)	116	76
MSO of Puerto Rico, Inc. 9.750%, 12/12/17(15)	84	56
NVA Holdings, Inc. Second Lien 8.000%, 8/14/22	158	155
Regional Care 6.000%, 4/23/19	274	262
Surgery Center Holdings, Inc.
First Lien, 5.250%, 11/3/20	185	183
Second Lien, 8.500%, 11/3/21	69	66
US Renal Care, Inc. 0.000%, 11/17/22(8)	142	141

		2,418

Refer to Footnote Legend on page 40.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—0.7%
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	$166	$151
DynCorp International, Inc. 6.250%, 7/7/16	137	131
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	68	67
Landmark U.S. Member LLC (Landmark U.S. Corp Acquisition, Inc.) Second Lien 8.250%, 1/25/21	220	220
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	340	309

		878

Information Technology—1.5%
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	78	72
Avago Technologies Cayman Ltd. 0.000%, 5/6/21(8)	288	288
Deltek, Inc. First Lien 5.000%, 6/25/22	9	9
First Data Corp.
2018 Term Loan 3.910%, 3/23/18	375	371
2022 Term Loan 4.160%, 7/8/22	493	487
Infinity Acquisition Ltd. 4.000%, 8/6/21	169	163
NXP BV 3.750%, 12/7/20	230	229
Presidio, Inc. Refinancing Term 5.250%, 2/2/22	203	199
Riverbed Technologies, Inc. 6.000%, 4/25/22	137	136

		1,954

Materials—0.5%
Anchor Glass Container Tranche B, 4.500%, 7/1/22	210	210
CPI Acquisition, Inc. First Lien, 5.500%, 8/17/22	108	107
Fortescue Metals Group (FMG) Resources Property Ltd. 4.250%, 6/30/19	287	214
Polyone Corp. 3.750%, 11/11/22	90	90

		621

Telecommunication Services—0.1%
T-Mobile USA 3.500%, 11/9/22	162	162

Utilities—0.4%
Atlantic Power LP 4.750%, 2/24/21	64	63
NRG Energy, Inc. 2.750%, 7/1/18	383	374

	PAR VALUE		VALUE
Utilities—continued
Texas Competitive Electric Holdings Co. LLC 2017 Extended, 4.720%, 10/10/17(12)	$465		$146

			583
TOTAL LOAN AGREEMENTS (Identified Cost $12,491)			11,258

	SHARES
PREFERRED STOCKS—4.1%

Energy—0.3%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)	440	(9)	429

Financials—2.8%
Ally Financial, Inc. Series A, 8.500%(2)	20,000		515
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%(2)	150	(9)	151
Bank of New York Mellon Corp. (The) Series E, 4.950%(2)	290	(9)	284
Citigroup, Inc. Series J, 7.125%(2)	15,800		443
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)	315	(9)	313
JPMorgan Chase & Co. Series V, 5.000%(2)	595	(9)	565
JPMorgan Chase & Co. Series V, 5.300%(2)	70	(9)	70
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)	405	(9)	380
SunTrust Bank, Inc. 5.625%(2)	120	(9)	121
Wells Fargo & Co. Series K, 7.980%(2)	440	(9)	457
Zions Bancorp 6.950%(2)	17,215		495

			3,794

Industrials—1.0%
General Electric CO
4.100%, 12/29/49(2)	355		354
4.200%, 12/29/49(2)	437		435
Seaspan Corp. Series C, 9.500%	20,000		499

			1,288
TOTAL PREFERRED STOCKS (Identified Cost $5,387)			5,511

COMMON STOCK—0.0%

Consumer Discretionary—0.0%
Mark IV Industries	828		31
TOTAL COMMON STOCK (Identified Cost $7)			31

	SHARES	VALUE
AFFILIATED MUTUAL FUND—2.2%
Virtus Credit Opportunities Fund(14)	310,156	$2,999
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $3,100)		2,999
TOTAL LONG TERM INVESTMENTS—98.7% (Identified Cost $142,262)		132,962	(13)
TOTAL INVESTMENTS—98.7% (Identified Cost $142,262)		132,962	(1)
Other assets and liabilities, net—1.3%		1,809

NET ASSETS—100.0%		$134,771

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2015.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $47,652 or 35.4% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after December 31, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	100% of the income received was in cash.
(11)	Security in default.
(12)	Security in default, interest payments are being received during the bankruptcy proceedings.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

(13)	All or a portion of the Series’ assets have been segregated for delayed delivery security.
(14)	This fund is a public fund and the prospectus and annual report are publicly available.
(15)	Illiquid security.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Country Weightings (unaudited)†
United States	73%
Chile	2
Mexico	2
Russia	2
United Kingdom	2
Brazil	1
Venezuela	1
Other	17
Total	100%
† % of total investments as of December 31, 2015

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$6,500	$—	$6,252	$248
Corporate Bonds and Notes	66,298	—	66,298	—
Foreign Government Securities	6,979	—	6,979	—
Loan Agreements	11,258	—	10,890	368
Mortgage-Backed Securities	31,262	—	31,262	—
Municipal Bonds	765	—	765	—
U.S. Government Securities	1,359	—	1,359	—
Equity Securities:
Common Stock	31	—	—	31
Preferred Stocks	5,511	1,953	3,558	—
Affiliated Mutual Fund	2,999	2,999	—	—

Total Investments	$132,962	$4,952	$127,363	$647

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2015.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

The following is a reconciliation of assets of the Series for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Common Stocks		Loan Agreements	Asset-Backed Securities
Beginning Balance December 31, 2014:	$209	$31		$178	$0
Accrued Discount/(Premium)	— (a)	—		— (a)	—	(a)
Realized Gain (Loss)	—	—		—	—
Change in Unrealized Appreciation (Depreciation)(b)	(50)	—	(a)	(48)	(2)
Purchases	250	—		—	250
(Sales)(c)	—	—		—	—
Transfers into Level 3(d)	369	—		369	—
Transfers from Level 3(d)	(131)	—		(131)	—

Ending Balance December 31, 2015	$647	$31		$368	$248

None of the securities in this table are internally fair valued. The Series’ investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of Level 3 investments.

(a)	Amount is less than $500.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations. The change in unrealized appreciation (depreciation) on investments still held as of December 31, 2015 was $(50).
(c)	Includes paydowns on securities.
(d)	“Transfers into and/or from” represent the ending value as of December 31, 2015, for any investment security where a change in the pricing level occurred from the beginning to the end of the period. The transfers into and/or from Level 3 are due to an increase/decrease in trading activities at period end.

See Notes to Financial Statements

VIRTUS REAL ESTATE SECURITIES SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.7%

Real Estate Investment Trusts—97.7%

Data Centers—0.6%
Digital Realty Trust, Inc.	7,350	$556

Health Care—2.5%
Ventas, Inc.	37,116	2,095
Welltower, Inc.	2,060	140

		2,235

Industrial/Office—29.7%

Industrial—12.3%
DCT Industrial Trust, Inc.	98,857	3,694
Duke Realty Corp.	68,498	1,440
Liberty Property Trust	72,304	2,245
Prologis, Inc.	81,014	3,477

		10,856

Office—17.4%
Boston Properties, Inc.	23,314	2,973
Cousins Properties, Inc.	146,700	1,383
Douglas Emmett, Inc.	72,114	2,249
Highwoods Properties, Inc.	47,197	2,058
Kilroy Realty Corp.	54,380	3,441
Paramount Group, Inc.	122,684	2,221
SL Green Realty Corp.	8,825	997

		15,322

Total Industrial/Office		26,178

Lodging/Resorts—9.1%
Host Hotels & Resorts, Inc.	167,704	2,572
LaSalle Hotel Properties	69,578	1,751
Pebblebrook Hotel Trust	66,165	1,854
RLJ Lodging Trust	83,900	1,815

		7,992

Residential—23.2%

Apartments—20.2%
American Campus Communities, Inc.	38,587	1,595
AvalonBay Communities, Inc.	23,304	4,291
Camden Property Trust	22,137	1,699
Equity Residential	62,331	5,086
Essex Property Trust, Inc.	21,271	5,092

		17,763

Manufactured Homes—1.3%
Equity Lifestyle Properties, Inc.	17,742	1,183

Single Family Homes—1.7%
American Homes 4 Rent Class A	87,500	1,458

Total Residential		20,404

	SHARES	VALUE
Retail—24.3%

Regional Malls—12.8%
General Growth Properties, Inc.	121,621	$3,310
Macerich Co. (The)	2,147	173
Simon Property Group, Inc.	40,101	7,797

		11,280

Shopping Centers—11.5%
Brixmor Property Group, Inc.	74,402	1,921
Federal Realty Investment Trust	21,200	3,097
Regency Centers Corp.	35,250	2,401
Tanger Factory Outlet Centers	82,200	2,688

		10,107

Total Retail		21,387

Self Storage—8.3%
CubeSmart	33,300	1,020
Extra Space Storage, Inc.	25,078	2,212
Public Storage	16,280	4,032

		7,264
TOTAL COMMON STOCKS
(Identified Cost $51,152)		86,016
TOTAL LONG TERM INVESTMENTS—97.7%
(Identified Cost $51,152)		86,016

SHORT-TERM INVESTMENTS—1.1%

Money Market Mutual Fund—1.1%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.320%)	975,616	976
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $976)		976
TOTAL INVESTMENTS—98.8%
(Identified Cost $52,128)		86,992	(1)
Other assets and liabilities, net—1.2%		1,065

NET ASSETS—100.0%		$88,057

Footnote Legend

(1)	Federal Income Tax Information: For tax information at December 31, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$86,016	$86,016
Short-Term Investments	976	976

Total Investments	$86,992	$86,992

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2015.

See Notes to Financial Statements

VIRTUS SMALL-CAP GROWTH SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—93.7%

Consumer Discretionary—10.1%
Monro Muffler Brake, Inc.	19,200	$1,271
Ollie’s Bargain Outlet Holdings, Inc.(2)	153,000	2,603
Pool Corp.	21,900	1,769

		5,643

Consumer Staples—9.4%
Chefs’ Warehouse, Inc. (The)(2)	169,300	2,824
PriceSmart, Inc.	29,600	2,456

		5,280

Financials—17.7%
FactSet Research Systems, Inc.	13,000	2,113
Financial Engines, Inc.	65,600	2,209
MarketAxess Holdings, Inc.	27,500	3,069
Morningstar, Inc.	31,700	2,549

		9,940

Health Care—9.2%
Abaxis, Inc.	50,300	2,801
National Research Corp. Class A	146,815	2,355

		5,156

Industrials—15.3%
AAON, Inc.	63,100	1,465
Copart, Inc.(2)	56,100	2,132
Heartland Express, Inc.	26,000	443
HEICO Corp. Class A	37,205	1,830
HUB Group, Inc. Class A(2)	36,200	1,193
Omega Flex, Inc.	45,309	1,496

		8,559

Information Technology—27.6%
ANSYS, Inc.(2)	23,900	2,211
Autohome, Inc. ADR(2)	87,000	3,038
Ellie Mae, Inc.(2)	24,000	1,446
MercadoLibre, Inc.	21,650	2,475
Mesa Laboratories, Inc.	7,035	700
NVE Corp.	49,400	2,775
Shutterstock, Inc.(2)	87,500	2,830

		15,475

Materials—4.4%
UFP Technologies, Inc.(2)	102,901	2,451
TOTAL COMMON STOCKS
(Identified Cost $38,273)		52,504
TOTAL LONG TERM INVESTMENTS—93.7%
(Identified Cost $38,273)		52,504

	SHARES	VALUE
SHORT-TERM INVESTMENTS—5.0%

Money Market Mutual Fund—5.0%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.320%)	2,818,750	$2,819
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,819)		2,819
TOTAL INVESTMENTS—98.7%
(Identified Cost $41,092)		55,323	(1)
Other assets and liabilities, net—1.3%		728

NET ASSETS—100.0%		$56,051

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$52,504	$52,504
Short-Term Investments	2,819	2,819

Total Investments	$55,323	$55,323

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2015.

See Notes to Financial Statements

VIRTUS SMALL-CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCK—99.3%

Consumer Discretionary—8.3%
Cheesecake Factory, Inc. (The)	79,100	$3,647
Cinemark Holdings, Inc.	122,700	4,102

		7,749

Consumer Staples—10.3%
National Beverage Corp.(2)	114,300	5,194
Village Super Market, Inc. Class A	43,400	1,144
WD-40 Co.	32,500	3,206

		9,544

Energy—3.1%
Core Laboratories N.V.	26,200	2,849

Financials—21.1%
Artisan Partners Asset Management, Inc. Class A	75,400	2,719
Bank of Hawaii Corp.	55,800	3,510
First Cash Financial Services, Inc.(2)	60,520	2,265
HFF, Inc. Class A	61,500	1,911
Primerica, Inc.	72,800	3,438
RE/MAX Holdings, Inc.	63,000	2,350
RLI Corp.	54,900	3,390

		19,583

Health Care—3.3%
Patterson Cos., Inc.	67,900	3,070

Industrials—18.8%
CEB, Inc.	54,300	3,333
G&K Services, Inc. Class A	33,017	2,077
Graco, Inc.	52,500	3,784
Landstar System, Inc.	58,900	3,455
RBC Bearings, Inc.(2)	48,000	3,100
Sun Hydraulics Corp.	54,000	1,713

		17,462

Information Technology—30.5%
American Software, Inc. Class A	164,400	1,673
Badger Meter, Inc.	55,883	3,274
Cabot Microelectronics Corp.(2)	58,800	2,574
Cass Information Systems, Inc.	67,295	3,463
Cognex Corp.	54,800	1,851
Computer Services, Inc.	36,200	1,448
Heartland Payment Systems, Inc.	40,400	3,831
Jack Henry & Associates, Inc.	59,500	4,644
Monotype Imaging Holdings, Inc.	104,733	2,476
Syntel, Inc.(2)	68,700	3,109

		28,343

Utilities—3.9%
Questar Corp.	185,200	3,608
TOTAL COMMON STOCK
(Identified Cost $70,847)		92,208
TOTAL LONG TERM INVESTMENTS—99.3%
(Identified Cost $70,847)		92,208

	SHARES	VALUE
SHORT-TERM INVESTMENTS—0.1%

Money Market Mutual Fund—0.1%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.320%)	50,682	$51
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $51)		51
TOTAL INVESTMENTS—99.4%
(Identified Cost $70,898)		92,259	(1)
Other assets and liabilities, net—0.6%		575

NET ASSETS—100.0%		$92,834

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$92,208	$92,208
Short-Term Investments	51	51

Total Investments	$92,259	$92,259

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2015.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—0.6%
U.S. Treasury Bond 3.000%, 11/15/44	$185		$184
U.S. Treasury Note
1.875%, 8/31/22	320		316
2.250%, 11/15/24	105		105
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $606)			605

MUNICIPAL BONDS—1.1%

California—0.3%
San Diego County Regional Airport Authority Rental Car Center Project Series B – Taxable 5.594%, 7/1/43	275		297

Illinois—0.0%
Chicago Wastewater Transmission Taxable Revenue 5.180%, 1/1/27	30		31

Massachusetts—0.5%
Massachusetts Clean Water Trust (The) Taxable 5.000%, 2/1/45	450		515

Texas—0.2%
State of Texas 3.011%, 10/1/26	200		198

Virginia—0.1%
Tobacco Settlement Financing Corp. Series A-1, Taxable 6.706%, 6/1/46	210		162
TOTAL MUNICIPAL BONDS (Identified Cost $1,231)			1,203

FOREIGN GOVERNMENT SECURITIES—0.5%
Bolivarian Republic of Venezuela
9.250%, 9/15/27	45		19
9.375%, 1/13/34	65		26
Republic of Chile 5.500%, 8/5/20	52,000	CLP	75
Republic of El Salvador 144A 6.375%, 1/18/27(4)	75		64
Republic of Iceland 144A 5.875%, 5/11/22(4)	135		153
Republic of Peru 4.125%, 8/25/27	100		98
Republic of Romania 144A 4.875%, 1/22/24(4)	50		54
Russian Federation 144A 7.850%, 3/10/18(4)	5,000	RUB	66
United Mexican States Series M, 6.500%, 6/9/22	440	MXN	26
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $760)			581

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES—14.1%

Agency—4.3%
FHLMC
14-DN2, M2 1.871%, 4/25/24(3)	$250	$246
3.500%, 3/1/45	338	349
FNMA
4.000%, 6/1/20	20	21
4.500%, 7/1/20	3	3
3.000%, 2/1/27	162	168
2.500%, 5/1/28	210	213
6.500%, 10/1/31	4	5
6.000%, 9/1/32	13	15
5.000%, 10/1/35	45	49
6.000%, 9/1/36	1	2
5.500%, 4/1/37	13	15
5.500%, 7/1/37	39	44
6.000%, 10/1/37	15	17
5.000%, 6/1/38	31	34
5.500%, 6/1/38	7	8
5.500%, 6/1/38	7	8
5.500%, 11/1/38	29	32
4.000%, 1/1/39	63	67
5.000%, 1/1/39	9	10
6.000%, 1/1/39	22	25
4.500%, 3/1/39	20	22
5.000%, 3/1/39	19	21
6.000%, 3/1/39	14	16
4.500%, 4/1/39	122	133
4.000%, 5/1/39	125	132
4.500%, 2/1/40	82	90
4.000%, 10/1/40	186	197
4.500%, 4/1/41	192	207
4.000%, 7/1/41	116	123
3.500%, 1/1/42	154	159
3.500%, 4/1/42	368	380
3.500%, 12/1/42	201	208
3.000%, 3/1/43	336	336
3.000%, 5/1/43	99	99
3.000%, 7/1/43	229	229
4.000%, 10/1/44	388	411
3.500%, 9/1/45	216	223
Freddie Mac Gold Pool 3.000%, 5/1/45	97	97
GNMA
6.500%, 11/15/23	38	43
6.500%, 12/15/23	1	1
6.500%, 2/15/24	21	25
6.500%, 11/15/31	20	23
6.500%, 2/15/32	46	52

		4,558

Non-Agency—9.8%
American Homes 4 Rent 15-SFR2, C 144A 4.691%, 10/17/45(4)	110	107
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 6.070%, 6/25/33(3)	155	147
Aventura Mall Trust 13-AVM, C 144A 3.743%, 12/5/32(3)(4)	300	305

	PAR VALUE	VALUE
Non-Agency—continued
Banc of America (Merrill Lynch) Commercial Mortgage, Inc. 07-2, A4 5.619%, 4/10/49(3)	$120	$121
Banc of America Alternative Loan Trust 03-2, CB3 5.750%, 4/25/33	88	91
Bank of America (Merrill Lynch) Mortgage Investors Trust 98-C1, C 6.750%, 11/15/26(3)	125	134
Bank of America (Merrill Lynch – Countrywide) Mortgage Trust 06-C1, AM 5.666%, 5/12/39(3)	195	196
Barclays (Lehman Brothers) – UBS Commercial Mortgage Trust
06-C3, AM 5.712%, 3/15/39(3)	130	130
06-C6, A4 5.372%, 9/15/39	321	326
07-C6, A4 5.858%, 7/15/40(3)	192	197
CIT Group Home Equity Loan Trust 03-1, A5 4.980%, 7/20/34(3)	250	252
Citigroup Commercial Mortgage Trust
07-C6, A1A 5.710%, 12/10/49(3)	245	254
07-C6, A4 5.710%, 12/10/49(3)	120	124
08-C7, AM 6.137%, 12/10/49(3)	95	101
Citigroup Mortgage Loan Trust, Inc.
04-UST1, A3 2.307%, 8/25/34(3)	96	96
04-NCM2, 2CB2 6.750%, 8/25/34	82	86
14-A, A 144A 4.000%, 1/25/35(3)(4)	91	94
15-A, A1 3.500%, 6/25/58(3)	121	121
Colony Multi-Family Commercial Mortgage-Backed Securities 14-1, A 144A 2.543%, 4/20/50(4)	167	166
Credit Suisse Commercial Mortgage Trust 07-C1, A1A 5.361%, 2/15/40	108	111
CSAIL Commercial Mortgage Trust 15-C2, AS 3.849%, 6/15/57	150	149
CSMc Trust 2013-Hyb1 3.034%, 144A 4/25/43(3)(4)	70	71
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.465%, 8/10/44(3)(4)	120	125
Finnish Real Estate Management Federation (FREMF) Mortgage Trust 144A 3.389%, 7/25/22(3)(4)	40	35

Refer to Footnote Legend on page 50.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.382%, 12/15/19(3)(4)	$100	$98
GMAC Mortgage Corp. Loan Trust 04-AR1, 12A 3.066%, 6/25/34(3)	62	63
Goldman Sachs Mortgage Securities Trust II 07-GG10, A4 5.795%, 8/10/45(3)	166	170
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	40	42
IMC Home Equity Loan Trust 97-5, A9 7.310%, 11/20/28	100	100
JPMorgan Chase (Bear Stearns) Adjustable Rate Mortgage Trust
04-1, 21A1 2.355%, 4/25/34(3)	90	89
04-10, 12A3 2.894%, 1/25/35(3)	112	110
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
06-T22, AM 5.620%, 4/12/38(3)	80	80
07- PW17, A4 5.694%, 6/11/50(3)	412	430
07-PW18, AM 6.084%, 6/11/50(3)	550	585
JPMorgan Chase (Washington Mutual) Mortgage Pass-Through Certificates Trust
03-AR6, A1 2.553%, 6/25/33(3)	81	81
03-AR4, 2A1 2.240%, 8/25/33(3)	118	117
JPMorgan Chase Commercial Mortgage Securities Trust
10-CNTR, D 144A 6.184%, 8/5/32(3)(4)	150	167
14-1, 1A1 144A 3.940%, 1/25/44(3)(4)	175	182
06-LDP9, A3 5.336%, 5/15/47	226	230
07-LD12, A4 5.882%, 2/15/51(3)	575	596
JPMorgan Chase Mortgage Trust 14-2, 2A2 144A 3.500%, 6/25/29(3)(4)	83	84
MASTR Alternative Loan Trust 03-8, 2A1 5.750%, 11/25/33	160	167
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(3)(4)	100	101
Morgan Stanley – Bank of America (Merrill Lynch) Trust
15-C22, AS 3.561%, 4/15/48	225	221
15-C26, 4.412%, 11/15/48	115	111

	PAR VALUE	VALUE
Non-Agency—continued
Morgan Stanley Capital I Trust
06-IQ12, A4 5.332%, 12/15/43	$458	$466
07-IQ14, AM 5.681%, 4/15/49(3)	130	132
07-IQ14, A4 5.692%, 4/15/49(3)	240	246
Morgan Stanley Capital I, Inc. 15-MS1, AS 4.029%, 5/15/48(3)	250	257
Motel 6 Trust 15-MTL6, B 144A 3.298%, 2/5/30(4)	155	153
New Residential Mortgage Loan Trust 14-1A, A 144A 3.750%, 1/25/54(3)(4)	137	140
Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(4)	115	117
Novastar Mortgage Funding Trust Series 2004-4 2.147%, 3/25/35(3)	120	116
Residential Asset Mortgage Products, Inc. 05-SL2, A4 7.500%, 2/25/32	64	66
Residential Mortgage Loan Trust 15-2A, A1 3.750%, 8/16/55(3)	108	110
Sequoia Mortgage Trust 14-2, A1 144A 4.000%, 7/25/44(3)(4)	127	129
Structured Adjustable Rate Mortgage Loan Trust 04-1, 6A 2.666%, 2/25/34(3)	142	138
Wells Fargo (Royal Bank of Scotland plc) Commercial Mortgage Trust 11-C5, C 144A 5.634%, 11/15/44(3)(4)	110	119
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust
07-C30, A5 5.342%, 12/15/43	285	291
07-C30, AM 5.383%, 12/15/43	160	165
07-C31, A4 5.509%, 4/15/47	250	257
15-LC20, B 3.719%, 4/15/50	50	47
07-C33, A5 5.952%, 2/15/51(3)	140	148
WinWater Mortgage Loan Trust 14-1, A1 144A 3.964%, 6/20/44(3)(4)	76	78

		10,538
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $14,619)		15,096

ASSET-BACKED SECURITIES—2.3%
AmeriCredit Automobile Receivables Trust
12-4, D 2.680%, 10/9/18	140	141
13-2, D 2.420%, 5/8/19	275	276

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
Beacon Container Finance LLC 12-1A, A 144A 3.720%, 9/20/27(4)	$186	$185
BXG Receivables Note Trust 12-A, A 144A 2.660%, 12/2/27(4)	62	62
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(4)	50	50
Domino’s Pizza Master Issuer LLC 12-1A, A2 144A 5.216%, 1/25/42(4)	69	71
Drive Auto Receivables Trust 14-AA, C 144A 3.060%, 5/17/21(4)	150	150
Exeter Automobile Receivables Trust
14-1A, B 144A 2.420%, 1/15/19(4)	135	135
15-A1, C 144A 4.100%, 12/15/20(4)	135	134
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(4)	77	77
LEAF II Receivables Funding LLC 13-1, C 144A 3.460%, 9/15/21(4)	150	150
OneMain Financial Issuance Trust 15-A1, A 144A 3.190%, 3/18/26(4)	125	124
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(3)	63	65
SolarCity LMC Series III LLC 14-2, A 144A 4.020%, 7/20/44(4)	159	151
Structured Asset Securities Corp. 01-SB1, A2 3.375%, 8/25/31	82	81
TAL Advantage V LLC 14-3A, A 144A 3.270%, 11/21/39(4)	134	131
TCF Auto Receivables Owner Trust 14-1A, C 144A 3.120%, 4/15/21(4)	165	167
Trip Rail Master Funding LLC 11-1A, A1A 144A 4.370%, 7/15/41(4)	127	130
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(4)	108	110
TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,407)		2,390

CORPORATE BONDS AND NOTES—18.9%

Consumer Discretionary—1.6%
CCO Holding Safari LLC 144A 5.750%, 2/15/26(4)	55	55
CCO Holdings LLC
5.250%, 3/15/21	40	42
144A 5.125%, 5/1/23(4)	50	50
CCO Safari II LLC 144A 4.908%, 7/23/25(4)	25	25

Refer to Footnote Legend on page 50.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Delphi Automotive PLC 3.150%, 11/19/20	$90	$90
Hyatt Hotels Corp. 3.375%, 7/15/23	115	109
International Game Technology plc 7.500%, 6/15/19	75	80
Marriott International, Inc. Series N, 3.125%, 10/15/21	105	105
MGM Resorts International 6.000%, 3/15/23	40	40
NCL Corp. Ltd. 144A 4.625%, 11/15/20(4)	35	34
New York University 4.142%, 7/1/48	70	66
Numericable Group SA 144A 6.000%, 5/15/22(4)	200	194
Penn National Gaming, Inc. 5.875%, 11/1/21	50	49
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	55	58
Priceline Group, Inc. (The) 3.650%, 3/15/25	130	126
QVC, Inc. 5.125%, 7/2/22	135	135
Starwood Hotels & Resorts Worldwide, Inc. 3.125%, 2/15/23	200	196
Time Warner Cable, Inc. 6.750%, 7/1/18	185	202
Wyndham Worldwide Corp. 5.625%, 3/1/21	125	134

		1,790

Consumer Staples—0.7%
Constellation Brands, Inc. 4.750%, 12/1/25	15	15
Flowers Foods, Inc. 4.375%, 4/1/22	120	125
Kraft Heinz Foods Co.
144A 2.800%, 7/2/20(4)	20	20
144A 3.500%, 7/15/22(4)	25	25
Reynolds American, Inc. 3.250%, 11/1/22	150	149
Safeway, Inc. 7.250%, 2/1/31	70	63
Tate & Lyle International Finance plc 144A 6.625%, 6/15/16(4)	275	281
Whole Foods Market, Inc. 144A 5.200%, 12/3/25(4)	73	73

		751

Energy—2.0%
Blue Racer Midstream LLC (Blue Racer Finance Corp.) 144A 6.125%, 11/15/22(4)	20	14
Denbury Resources, Inc. 5.500%, 5/1/22	40	13
Ecopetrol SA 4.125%, 1/16/25	135	108

	PAR VALUE	VALUE
Energy—continued
Enbridge Energy Partners LP 4.375%, 10/15/20	$25	$24
Gazprom OAO (Gaz Capital SA) 144A 6.000%, 11/27/23(4)(10)	200	189
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	70	70
Kinder Morgan, Inc.
4.300%, 6/1/25	150	130
7.750%, 1/15/32	60	57
Linn Energy LLC 6.500%, 9/15/21	50	7
Lukoil International Finance BV 144A 7.250%, 11/5/19(4)	175	188
Mplx Lp 4.875%, 144A 12/1/24(4)	170	153
NGL Energy Partners LP (NGL Energy Finance Corp.) 5.125%, 7/15/19	95	76
Pacific Exploration and Production Corp. 144A 5.375%, 1/26/19(4)	100	19
Petrobras Global Finance BV 5.375%, 1/27/21	55	41
Petroleos de Venezuela SA RegS 6.000%, 11/15/26(5)	35	13
Petroleos Mexicanos 5.500%, 6/27/44	60	45
PHI, Inc. 5.250%, 3/15/19	35	28
QEP Resources, Inc. 6.875%, 3/1/21	105	87
QGOG Constellation SA 144A 6.250%, 11/9/19(4)	200	90
Regency Energy Partners LP 5.000%, 10/1/22	135	120
Rowan Cos., Inc. 4.875%, 6/1/22	140	103
SM Energy Co. 6.125%, 11/15/22	105	78
Sunoco LP (Sunoco Finance Corp.) 144A 6.375%, 4/1/23(4)	140	132
Transcanada Trust 5.625%, 5/20/75(3)	100	92
Transocean, Inc. 4.300%, 10/15/22	120	64
Weatherford International Ltd. 9.625%, 3/1/19	45	44
Williams Cos., Inc. (The) 3.700%, 1/15/23	100	69
Williams Partners LP 3.900%, 1/15/25	145	109

		2,163

Financials—9.3%
Allstate Corp. (The) 5.750%, 8/15/53(3)(6)	135	139
American Campus Communities Operating Partnership LP 3.350%, 10/1/20	15	15

	PAR VALUE	VALUE
Financials—continued
Apollo Management Holdings LP 144A 4.000%, 5/30/24(4)	$135	$133
Ares Capital Corp 4.875%, 11/30/18	18	19
Ares Capital Corp. 3.875%, 1/15/20	49	50
Ares Finance Co., LLC Finance Co., LLC 144A 4.000%, 10/8/24(4)	140	130
Associated Banc Corp. 5.125%, 3/28/16	85	86
Aviation Capital Group Corp. 144A 2.875%, 9/17/18(4)	25	25
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(4)	150	159
Banco de Credito del Peru 144A 4.250%, 4/1/23(4)	164	164
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(4)	200	198
Banco Internacional del Peru SAA 144A 6.625%, 3/19/29(3)(4)	115	116
Bancolombia S.A. 5.125%, 9/11/22	150	144
Bank of America Corp.
5.650%, 5/1/18	400	430
4.200%, 8/26/24	155	155
Block Financial LLC 4.125%, 10/1/20	70	71
Brixmor Operating Partnership LP 3.875%, 8/15/22	35	35
Capital One Financial Corp. 6.150%, 9/1/16	125	129
CNOOC Finance 2013 Ltd. 3.000%, 5/9/23	200	187
Corporate Office Properties LP
3.700%, 6/15/21	90	87
3.600%, 5/15/23	150	138
Corrections Corp of America 5.000%, 10/15/22	150	150
Digital Delta Holdings LLC 144A 3.400%, 10/1/20(4)	50	50
Digital Realty Trust LP 3.950%, 7/1/22	65	65
Education Realty Operating Partnership LP 4.600%, 12/1/24	135	133
Fidelity National Financial, Inc.
6.600%, 5/15/17	175	185
5.500%, 9/1/22	40	43
Fifth Third Bancorp 4.500%, 6/1/18	150	158
First Horizon National Corp. 3.500%, 12/15/20	110	109
First Niagara Financial Group, Inc. 7.250%, 12/15/21	125	146

Refer to Footnote Legend on page 50.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Ford Motor Credit Co. LLC 5.750%, 2/1/21	$75	$83
FS Investment Corp.
4.250%, 1/15/20	115	115
4.750%, 5/15/22	50	49
General Motors Financial Co., Inc.
3.500%, 7/10/19	120	121
3.450%, 4/10/22	15	14
Genworth Holdings, Inc. 4.900%, 8/15/23	135	90
GLP Capital LP (GLP Financing II, Inc.) 5.375%, 11/1/23	5	5
Goldman Sachs Group, Inc. (The) 5.950%, 1/18/18	165	178
HCP, Inc.
3.750%, 2/1/19	60	62
5.375%, 2/1/21	60	65
Healthcare Realty Trust, Inc.
3.875%, 5/1/25	80	77
4.000%, 6/1/25	135	133
Healthcare Trust of America Holdings LP 3.375%, 7/15/21	50	49
Highwoods Realty LP 3.625%, 1/15/23	135	131
Hospitality Properties Trust 4.500%, 3/15/25	130	125
HSBC USA, Inc. 1.700%, 3/5/18	135	134
Huntington Bancshares, Inc. 7.000%, 12/15/20	95	111
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(3)(4)(6)(7)	160	167
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
4.875%, 3/15/19	10	10
6.000%, 8/1/20	55	55
5.875%, 2/1/22	115	112
iStar Financial, Inc. 5.000%, 7/1/19	45	44
Jefferies Group LLC 6.875%, 4/15/21	150	168
JPMorgan Chase & Co. 6.125%, 6/27/17	270	286
KeyCorp. 5.100%, 3/24/21	165	180
Kilroy Realty LP 4.375%, 10/1/25	110	111
Kimco Realty Corp. 3.400%, 11/1/22	115	114
Korea Finance Corp. 4.625%, 11/16/21	200	219
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(4)	135	137
Lincoln National Corp. 6.050%, 4/20/67(3)(6)	50	39
Lloyds TSB Bank plc 144A 6.500%, 9/14/20(4)	150	171

	PAR VALUE	VALUE
Financials—continued
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(4)	$100	$112
McGraw Hill Financial Inc 4.000%, 6/15/25	125	125
Morgan Stanley
144A 5.550%, 4/27/17(4)	120	126
4.100%, 5/22/23	80	81
National Retail Properties, Inc. 5.500%, 7/15/21	150	166
Nordea Bank AB 144A 4.250%, 9/21/22(4)	200	205
ORIX Corp. 5.000%, 1/12/16	86	86
PKO Finance AB 144A 4.630%, 9/26/22(4)(10)	200	209
Prudential Financial, Inc.
5.875%, 9/15/42(3)	90	94
5.625%, 6/15/43(3)(6)	60	61
Retail Opportunity Investments Partnership LP 4.000%, 12/15/24	105	99
Sabra Health Care LP 5.500%, 2/1/21	60	62
Santander Holdings USA, Inc. 2.650%, 4/17/20	130	128
Select Income REIT 4.500%, 2/1/25	125	116
Springleaf Finance Corp. 5.250%, 12/15/19	45	43
Swedbank AB 144A 1.750%, 3/12/18(4)	200	199
Teachers Insurance & Annuity Association Asset Management Finance Co. LLC 144A 4.125%, 11/1/24(4)	125	126
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)(4)	110	108
Unum Group 7.125%, 9/30/16	125	130
Ventas Realty LP (Ventas Capital Corp.) 3.250%, 8/15/22	155	151
Voya Financial, Inc. 5.500%, 7/15/22	110	123
Wells Fargo & Co. Series M, 3.450%, 2/13/23	115	115
Willis Group Holdings plc 5.750%, 3/15/21	125	138
WP Carey, Inc. 4.600%, 4/1/24	105	105
Zions Bancorporation 4.500%, 6/13/23	40	41

		9,953

Health Care—1.0%
AbbVie, Inc. 3.600%, 5/14/25	45	45
Becton Dickinson and Co. 3.300%, 3/1/23	135	133

	PAR VALUE	VALUE
Health Care—continued
Cardinal Health, Inc.
3.200%, 3/15/23	$70	$69
3.750%, 9/15/25	105	107
DaVita Healthcare Partners, Inc. 5.000%, 5/1/25	60	58
Endo Finance LLC 144A 5.875%, 1/15/23(4)	50	49
Express Scripts Holding Co. 3.900%, 2/15/22	140	144
Forest Laboratories, Inc. 144A 4.875%, 2/15/21(4)	80	87
Fresenius US Finance II, Inc. 144A 4.500%, 1/15/23(4)	15	15
HCA, Inc. 5.375%, 2/1/25	40	40
Mednax Inc 5.250%, 144A 12/1/23(4)	55	55
Mylan NV 3.000%, 144A 12/15/18(4)	30	30
Tenet Healthcare Corp.
5.500%, 3/1/19	60	57
144A 4.012%, 6/15/20(3)(4)	35	34
Valeant Pharmaceuticals International, Inc.
144A 7.500%, 7/15/21(4)	15	15
144A 5.625%, 12/1/21(4)	25	23
144A 5.500%, 3/1/23(4)	25	22
144A 5.875%, 5/15/23(4)	10	9
Zoetis, Inc. 3.250%, 2/1/23	70	67

		1,059

Industrials—1.0%
Bombardier, Inc. 144A 6.125%, 1/15/23(4)	70	49
British Airways Pass-Through-Trust 13-1, B 144A 5.625%, 6/20/20(4)	47	49
Carpenter Technology Corp. 5.200%, 7/15/21	150	151
Continental Airlines Pass-Through-Trust
99-1, A 6.545%, 2/2/19	158	168
01-1, A1 6.703%, 6/15/21	90	94
Lockheed Martin Corp. 3.100%, 1/15/23	100	100
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	106	110
Penske Truck Leasing Co. LP 144A 3.375%, 2/1/22(4)	50	49
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	216	230
Virgin Australia Trust 13-1A 144A 5.000%, 10/23/23(4)	98	102

		1,102

Refer to Footnote Legend on page 50.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—0.5%
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	$135	$132
Fidelity National Information Services, Inc. 3.625%, 10/15/20	40	41
Hewlett Packard Enterprise Co.
144A 4.400%, 10/15/22(4)	60	60
144A 4.900%, 10/15/25(4)	60	59
Juniper Networks, Inc. 3.300%, 6/15/20	25	25
Verisk Analytics, Inc. 4.000%, 6/15/25	125	121

		438

Materials—1.1%
Airgas, Inc. 3.050%, 8/1/20	7	7
American Builders & Contractors Supply Co., Inc. 144A 5.750%, 12/15/23(4)	10	10
ArcelorMittal 6.125%, 6/1/25	100	73
Corp Nacional del Cobre de Chile 144A 3.750%, 11/4/20(4)	100	98
CRH America, Inc. 8.125%, 7/15/18	150	171
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	100	89
Hexion U.S. Finance Corp. 6.625%, 4/15/20	80	63
Methanex Corp. 4.250%, 12/1/24	130	116
NewMarket Corp. 4.100%, 12/15/22	142	142
PTT Global Chemical plc 144A 4.250%, 9/19/22(4)	200	204
Severstal OAO (Steel Capital SA) 144A 6.700%, 10/25/17(4)(10)	100	105
Vedanta Resources plc 144A 9.500%, 7/18/18(4)	100	74

		1,152

Telecommunication Services—0.6%
AT&T, Inc. 3.000%, 6/30/22	50	49
CenturyLink, Inc. Series V 5.625%, 4/1/20	40	40
Crown Castle Towers LLC 144A 4.883%, 8/15/20(4)	250	267
T-Mobile USA, Inc.
6.731%, 4/28/22	30	31
6.500%, 1/15/26	45	46
Verizon Communications, Inc.
2.550%, 6/17/19	100	101
4.400%, 11/1/34	50	46
Windstream Corp. 7.750%, 10/15/20	80	68

		648

	PAR VALUE	VALUE
Utilities—1.1%
Electricite de France SA 144A 5.250%(3)(4)(6)(7)	$170	$160
Entergy Mississippi, Inc. 3.100%, 7/1/23	175	172
Kansas City Power & Light Co. 3.150%, 3/15/23	110	108
NRG Yield Operating LLC 5.375%, 8/15/24	40	33
Southern Power Co. 4.150%, 12/1/25	145	145
United Energy Distribution Holdings Property Ltd. 144A 5.450%, 4/15/16(4)(14)	500	504

		1,122
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $20,846)		20,178

LOAN AGREEMENTS(3)—1.0%

Consumer Discretionary—0.2%
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 4.000%, 4/24/18	88	87
PetSmart, Inc. Tranche B-1 4.250%, 3/11/22	63	61
SRAM LLC First Lien, 4.000%, 4/10/20	23	19
Staples, Inc. First Lien, 0.000%, 4/23/21(8)	56	56

		223

Consumer Staples—0.1%
Coty, Inc.
3.000%, 10/22/22	27	27
3.750%, 10/22/22	14	14
Prestige Brands, Inc. Tranche B-3, 3.500%, 9/3/21	6	6
Spectrum Brands, Inc. 3.500%, 6/23/22	14	14

		61

Energy—0.0%
Paragon Offshore Finance Co. 3.750%, 7/16/21	33	9
Seadrill Operating LP 4.000%, 2/21/21	51	21

		30

Financials—0.1%
Delos Finance S.A.R.L. 3.500%, 3/6/21	80	80

Industrials—0.0%
AWAS Finance Luxembourg SA 3.500%, 7/16/18	30	30
Brock Holdings III, Inc. First Lien, 6.000%, 3/16/17	11	10

		40

	PAR VALUE		VALUE
Information Technology—0.4%
Blue Coat Systems, Inc. 4.500%, 5/20/22	$26		$25
CCC Information Services 4.000%, 12/20/19	33		33
Deltek, Inc. First Lien 5.000%, 6/25/22	3		3
First Data Corp.
2018 Term Loan 3.918%, 3/23/18	94		93
2022 Term Loan 4.168%, 7/8/22	23		23
Infinity Acquisition Ltd. 4.000%, 8/6/21	54		52
Mitchell International, Inc. 4.500%, 10/13/20	32		30
NXP BV 3.750%, 10/30/20	70		70
Riverbed Technologies, Inc. 6.000%, 4/25/22	34		34
SS&C Technologies, Inc.
Tranche B-1, 4.000%, 7/8/22	25		25
Tranche B-2, 4.083%, 7/8/22	4		4

			392

Materials—0.1%
CPI Acquisition, Inc. First Lien, 5.500%, 8/17/22	36		35
Fortescue Metals Group (FMG) Resources Property Ltd. 4.250%, 6/30/19	101		76
Polyone Corp. 3.750%, 11/6/22	30		30

			141

Telecommunication Services—0.1%
T-Mobile USA 3.500%, 11/3/22	52		52

Utilities—0.0%
Texas Competitive Electric Holdings Co. LLC 2017 Extended, 4.726%, 10/10/17(12)	65		20
TOTAL LOAN AGREEMENTS (Identified Cost $1,156)			1,039

	SHARES
PREFERRED STOCKS—0.6%

Financials—0.6%
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%(3)	40	(9)	40
Bank of New York Mellon Corp. (The) Series E, 4.950%(3)	40	(9)	39
Goldman Sachs Group, Inc. (The) Series L, 5.700%(3)	55	(9)	55
JPMorgan Chase & Co. Series V, 5.000%(3)	100	(9)	95
PNC Financial Services Group, Inc. (The) Series R, 4.850%(3)	95	(9)	89

Refer to Footnote Legend on page 50.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

	SHARES		VALUE
Financials—continued
SunTrust Bank, Inc. 5.625%(3)	20	(9)	$20
Wells Fargo & Co. Series K, 7.980%(3)	95	(9)	99
XLIT Ltd. Series E, 6.50%(3)	100	(9)	73
Zions Bancorp 6.950%	4,250		122
TOTAL PREFERRED STOCKS (Identified Cost $657)			632

COMMON STOCKS—59.8%

Consumer Discretionary—12.9%
Five Below, Inc.(2)	40,000		1,284
Goodyear Tire & Rubber Co. (The)	39,000		1,274
Home Depot, Inc. (The)	10,000		1,323
Lear Corp.	10,000		1,228
Mattel, Inc.	24,000		652
McDonald’s Corp.	12,000		1,418
Mohawk Industries, Inc.(2)	7,000		1,326
Royal Caribbean Cruises Ltd.	14,000		1,417
Target Corp.	18,000		1,307
Time Warner, Inc.	20,000		1,293
Under Armour, Inc. Class A(2)	16,000		1,290

			13,812

Consumer Staples—2.2%
Archer-Daniels-Midland Co.	28,000		1,027
PepsiCo, Inc.	13,000		1,299

			2,326

Energy—2.8%
Columbia Pipeline Partners LP	29,000		507
Continental Resources, Inc.(2)	19,000		437
Schlumberger Ltd.	11,000		767
Valero Energy Corp.	18,000		1,273

			2,984

Financials—9.7%
BlackRock, Inc.	3,900		1,328
Goldman Sachs Group, Inc. (The)	7,000		1,262
JPMorgan Chase & Co.	20,000		1,320
Lincoln National Corp.	26,000		1,307
Progressive Corp. (The)	41,000		1,304
Prudential Financial, Inc.	16,000		1,302
UBS Group AG	66,000		1,278
Wells Fargo & Co.	24,000		1,305

			10,406

Health Care—7.2%
Abbott Laboratories	29,000		1,302
Becton, Dickinson & Co.	8,000		1,233
Biogen, Inc.(2)	4,300		1,317
Gilead Sciences, Inc.	13,000		1,316
HCA Holdings, Inc.(2)	19,000		1,285
UnitedHealth Group, Inc.	11,000		1,294

			7,747

Industrials—7.2%
Alaska Air Group, Inc.	16,000		1,288
Boeing Co. (The)	9,000		1,301

	SHARES	VALUE
Industrials—continued
Danaher Corp.	14,000	$1,300
Southwest Airlines Co.	29,000	1,249
United Parcel Service, Inc. Class B	13,000	1,251
USG Corp.(2)	54,000	1,312

		7,701

Information Technology—14.7%
Alibaba Group Holding Ltd. ADR(2)	16,000	1,300
Alphabet, Inc. Class C(2)	1,905	1,446
Analog Devices, Inc.	23,000	1,272
Apple, Inc.	12,000	1,263
Cisco Systems, Inc.	47,000	1,276
eBay, Inc.(2)	46,000	1,264
Facebook, Inc. Class A(2)	13,000	1,361
MasterCard, Inc. Class A	14,000	1,363
Paychex, Inc.	24,000	1,269
QUALCOMM, Inc.	26,000	1,300
salesforce.com, Inc.(2)	17,000	1,333
Xilinx, Inc.	27,000	1,268

		15,715

Materials—1.8%
Alcoa, Inc.	68,000	671
CF Industries Holdings, Inc.	30,000	1,225

		1,896

Telecommunication Services—1.3%
Verizon Communications, Inc.	29,000	1,340
TOTAL COMMON STOCKS (Identified Cost $52,482)		63,927

AFFILIATED MUTUAL FUND—0.3%
Virtus Credit Opportunities Fund(11)	33,447	324
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $334)		324
TOTAL LONG TERM INVESTMENTS—99.2%
(Identified Cost $95,098)		105,975	(13)
TOTAL INVESTMENTS—99.2% (Identified Cost $95,098)		105,975	(1)
Other assets and liabilities, net—0.8%		850

NET ASSETS—100.0%		$106,825

Abbreviations:

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GNMA	Government National Mortgage Association (“Ginnie Mae”)
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2015.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $10,604 or 9.9% of net assets.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(6)	Interest payments may be deferred.
(7)	No contractual maturity date.
(8)	This loan will settle after December 31, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(11)	This fund is a public fund and the prospectus and annual report are publicly available.
(12)	Security in default, interest payments are being received during the bankruptcy proceedings.
(13)	All or a portion segregated as collateral for unsettled loan transactions.
(14)	Illiquid security.

Foreign Currencies:

CLP	Chilean Peso
MXN	Mexican Peso
RUB	Russian Ruble

Country Weightings (unaudited)†
United States	90%
Australia	1
Cayman Islands	1
Liberia	1
Switzerland	1
United Kingdom	1
Other	5
Total	100%
† % of total investments as of December 31, 2015

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Series’ investments as of December 31, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$2,390	$—	$2,390
Corporate Bonds and Notes	20,178	—	20,178
Foreign Government Securities	581	—	581
Loan Agreements	1,039	—	1,039
Mortgage-Backed Securities	15,096	—	15,096
Municipal Bonds	1,203	—	1,203
U.S. Government Securities	605	—	605
Equity Securities:
Common Stocks	63,927	63,927	—
Preferred Stocks	632	122	510
Affiliated Mutual Fund	324	324	—

Total Investments	$105,975	$64,373	$41,602

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2015.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

(Reported in thousands except shares and per share amounts)

	Capital Growth Series	Equity Trend Series	Growth & Income Series
Assets
Investment in securities at value(1)	$209,408	$10,743	$109,153
Cash	815	300	750
Receivables
Series shares sold	22	—	98
Receivable from adviser	—	23	—
Dividends and interest	148	13	48
Tax reclaims	4	—	—
Prepaid expenses	15	1	9
Other assets	345	31	202

Total assets	210,757	11,111	110,260

Liabilities
Payables
Series shares repurchased	70	1	—
Investment advisory fees	80	—	40
Administration fees	21	1	11
Transfer agent fees and expenses	— (2)	2	—	(2)
Trustees’ fees and expenses	2	— (2)	2
Professional fees	43	16	37
Distribution and service fees	47	2	24
Trustee deferred compensation plan	345	31	202
Other accrued expenses	55	3	31

Total liabilities	663	56	347

Net Assets	$210,094	$11,055	$109,913

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$153,928	$13,181	$87,970
Accumulated undistributed net investment income (loss)	(283)	(48)	(209)
Accumulated undistributed net realized gain (loss)	(24,262)	(2,331)	1,609
Net unrealized appreciation (depreciation)	80,711	253	20,543

Net Assets	$210,094	$11,055	$109,913

Class A
Net asset value and offering price per share	$24.91	$11.38	$13.67

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	8,435,487	960,137	8,041,318

Net assets	$210,094	$10,932	$109,913

Class I
Net asset value per share	$—	$11.43	$—

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	—	10,746	—

Net assets	$—	$123	$—

(1) Investments in securities at cost	$128,697	$10,490	$88,610
(2) Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

(Reported in thousands except shares and per share amounts)

	International Series	Multi-Sector Fixed Income Series	Real Estate Securities Series
Assets
Investment in unaffiliated securities at value(1)	$206,144	$129,963	$86,992
Investment in affiliated funds at value(2)	—	2,999	—
Foreign currency at value(3)	71	—	—
Cash	2,932	1,082	750
Receivables
Investment securities sold	—	779	65
Series shares sold	163	48	—
Dividends and interest	196	1,543	475
Tax reclaims	875	1	—
Prepaid expenses	16	8	6
Other assets	385	234	154

Total assets	210,782	136,657	88,442

Liabilities
Payables
Series shares repurchased	21	—	100
Investment securities purchased	—	1,477	—
Investment advisory fees	103	45	42
Administration fees	22	14	9
Transfer agent fees and expenses	— (4)	— (4)	1
Trustees’ fees and expenses	3	2	1
Professional fees	52	45	34
Distribution and service fees	45	29	18
Trustee deferred compensation plan	385	234	154
Other accrued expenses	74	40	26

Total liabilities	705	1,886	385

Net Assets	$210,077	$134,771	$88,057

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$176,644	$147,742	$51,233
Accumulated undistributed net investment income (loss)	(16)	(85)	392
Accumulated undistributed net realized gain (loss)	36,155	(3,581)	1,568
Net unrealized appreciation (depreciation)	(2,706)	(9,305)	34,864

Net Assets	$210,077	$134,771	$88,057

Class A
Net asset value and offering price per share	$14.01	$8.75	$22.85

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	14,987,530	15,375,415	3,846,953

Net assets	$209,990	$134,558	$87,899

Class I
Net asset value per share	$13.99	$8.74	$22.81

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	6,249	24,379	6,943

Net assets	$87	$213	$158

(1) Investments in unaffiliated securities at cost	$208,743	$139,162	$52,128
(2) Investment in affiliated funds at cost	$—	$3,100	$—
(3) Foreign currency at cost	$73	$—	$—
(4) Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

(Reported in thousands except shares and per share amounts)

	Small-Cap Growth Series		Small-Cap Value Series		Strategic Allocation Series
Assets
Investment in unaffiliated securities at value(1)	$55,323		$92,259		$105,651
Investment in affiliated funds at value(2)	—		—		324
Cash	750		750		1,009
Receivables
Investment securities sold	—		—		133
Series shares sold	—	(3)	—		2
Dividends and interest	113		26		399
Prepaid expenses	4		7		8
Other assets	96		164		191

Total assets	56,286		93,206		107,717

Liabilities
Payables
Series shares repurchased	22		63		37
Investment securities purchased	25		—		532
Investment advisory fees	27		52		39
Administration fees	6		10		—
Transfer agent fees and expenses	—	(3)	—	(3)	—	(3)
Trustees’ fees and expenses	1		1		2
Professional fees	31		35		43
Distribution and service fees	12		20		23
Trustee deferred compensation plan	96		164		191
Other accrued expenses	15		27		25

Total liabilities	235		372		892

Net Assets	$56,051		$92,834		$106,825

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$40,924		$70,237		$95,764
Accumulated undistributed net investment income (loss)	(88)		75		(127)
Accumulated undistributed net realized gain (loss)	984		1,162		312
Net unrealized appreciation (depreciation)	14,231		21,360		10,876

Net Assets	$56,051		$92,834		$106,825

Class A
Net asset value and offering price per share	$18.75		$15.17		$12.34

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	2,979,582		6,120,857		8,656,924

Net assets	$55,872		$92,834		$106,825

Class I
Net asset value per share	$18.90		$—		$—

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	9,476		—		—

Net assets	$179		$—		$—

(1) Investments in unaffiliated securities at cost	$41,092		$70,898		$94,764
(2) Investment in affiliated funds at cost	$—		$—		$334
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

($ reported in thousands)

	Capital Growth Series	Equity Trend Series	Growth & Income Series
Investment Income
Dividends	$2,164	$151	$2,318
Foreign taxes withheld	(6)	— (1)	(6)

Total investment income	2,158	151	2,312

Expenses
Investment advisory fees	1,517	203	886
Administration fees	268	24	157
Distribution and service fees	542	48	317
Transfer agent fees and expenses	1	2	1
Custodian fees	4	3	2
Printing fees and expenses	52	10	31
Professional fees	74	70	59
Trustees’ fees and expenses	100	64	60
Miscellaneous expenses	67	6	44

Total expenses	2,625	430	1,557
Less expenses reimbursed by investment advisor	(375)	(101)	(300)
Earnings credit from custodian	— (1)	— (1)	— (1)

Net expenses	2,250	329	1,257

Net investment income (loss)	(92)	(178)	1,055

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	13,988	(1,753)	9,588
Net change in unrealized appreciation (depreciation) on investments	5,479	(115)	(21,853)

Net gain (loss) on investments	19,467	(1,868)	(12,265)

Net increase (decrease) in net assets resulting from operations	$19,375	$(2,046)	$(11,210)

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED DECEMBER 31, 2015

($ reported in thousands)

	International Series	Multi-Sector Fixed Income Series	Real Estate Securities Series
Investment Income
Dividends	$8,719	$142	$2,726
Dividends from affiliated funds	—	38	—
Interest	—	8,377	—
Foreign taxes withheld	(614)	(3)	—

Total investment income	8,105	8,554	2,726

Expenses
Investment advisory fees	1,808	733	725
Administration fees	299	182	120
Distribution and service fees	604	366	241
Transfer agent fees and expenses	2	3	4
Custodian fees	49	11	3
Printing fees and expenses	63	27	15
Professional fees	86	69	53
Trustees’ fees and expenses	140	69	46
Miscellaneous expenses	92	55	41

Total expenses	3,143	1,515	1,248
Less expenses reimbursed by investment advisor	(265)	(126)	(105)
Earnings credit from custodian	— (1)	— (1)	— (1)

Net expenses	2,878	1,389	1,143

Net investment income (loss)	5,227	7,165	1,583

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	43,020	(3,137)	14,506
Net realized gain (loss) on foreign currency transactions	(164)	(34)	—
Net increase from payments by affiliates	—	1 (2)	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(73,051)	(5,453)	(14,073)
Net change in unrealized appreciation (depreciation) on affiliated investments	—	(101)	—
Net change in unrealized appreciation (depreciation) on foreign currency translations	(31)	10	—

Net gain (loss) on investments	(30,226)	(8,714)	433

Net increase (decrease) in net assets resulting from operations	$(24,999)	$(1,549)	$2,016

(1)	Amount is less than $500.
(2)	See Note 3 I in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED DECEMBER 31, 2015

($ reported in thousands)

	Small-Cap Growth Series	Small-Cap Value Series	Strategic Allocation Series
Investment Income
Dividends	$620	$1,830	$1,305
Dividends from affiliated funds	—	—	4
Interest	—	—	2,020
Foreign taxes withheld	—	(6)	(4)

Total investment income	620	1,824	3,325

Expenses
Investment advisory fees	509	925	718
Administration fees	74	127	148
Distribution and service fees	149	257	299
Transfer agent fees and expenses	2	1	1
Custodian fees	2	2	5
Printing fees and expenses	12	16	21
Professional fees	43	53	64
Trustees’ fees and expenses	28	48	56
Miscellaneous expenses	28	40	39

Total expenses	847	1,469	1,351
Less expenses reimbursed by investment advisor	(126)	(219)	(169)
Earnings credit from custodian	— (1)	— (1)	— (1)

Net expenses	721	1,250	1,182

Net investment income (loss)	(101)	574	2,143

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	6,320	9,824	5,196
Net realized gain (loss) on foreign currency transactions	—	—	(2)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(5,747)	(11,926)	(13,584)
Net change in unrealized appreciation (depreciation) on affiliated investments	—	—	(10)
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	—	1

Net gain (loss) on investments	573	(2,102)	(8,399)

Net increase (decrease) in net assets resulting from operations	$472	$(1,528)	$(6,256)

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Capital Growth Series		Equity Trend Series		Growth & Income Series
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(92)	$(22)	$(178)	$98	$1,055	$1,313
Net realized gain (loss)	13,988	17,985	(1,753)	2,211	9,588	15,723
Net change in unrealized appreciation (depreciation)	5,479	5,404	(115)	(2,226)	(21,853)	(3,833)

Increase (decrease) in net assets resulting from operations	19,375	23,367	(2,046)	83	(11,210)	13,203

From Distributions to Shareholders
Net investment income, Class A	—	(131)	—	(103)	(981)	(1,320)
Net investment income, Class I	—	—	—	(1)	—	—
Net realized short-term gains, Class A	—	—	—	(551)	(134)	(227)
Net realized short-term gains, Class I	—	—	—	(4)	—	—
Net realized long-term gains, Class A	—	—	—	(2,182)	(12,618)	(13,694)
Net realized long-term gains, Class I	—	—	—	(16)	—	—

Decrease in net assets from distributions to shareholders	—	(131)	—	(2,857)	(13,733)	(15,241)

From Share Transactions
Sale of shares
Class A	3,115	3,467	5,160	30,572	1,441	1,764
Class I	—	—	— (1)	147	—	—
Reinvestment of distributions
Class A	—	131	—	2,836	13,733	15,241
Class I	—	—	—	21	—	—
Shares repurchased
Class A	(29,434)	(28,060)	(28,877)	(12,684)	(19,440)	(26,228)
Class I	—	—	(139)	(11)	—	—

Increase (decrease) in net assets from share transactions	(26,319)	(24,462)	(23,856)	20,881	(4,266)	(9,223)

Net increase (decrease) in net assets	(6,944)	(1,226)	(25,902)	18,107	(29,209)	(11,261)

Net Assets
Beginning of period	217,038	218,264	36,957	18,850	139,122	150,383

End of period	$210,094	$217,038	$11,055	$36,957	$109,913	$139,122

Accumulated undistributed net investment income (loss) at end of period	$(283)	$(234)	$(48)	$(10)	$(209)	$(2)

Shares
Sales of shares
Class A	129	166	429	2,224	90	99
Class I	—	—	—	11	—	—
Reinvestment of distributions
Class A	—	6	—	222	928	880
Class I	—	—	—	2	—	—
Shares repurchased
Class A	(1,217)	(1,341)	(2,392)	(930)	(1,202)	(1,480)
Class I	—	—	(11)	(1)	—	—

Net Increase/(Decrease)	(1,088)	(1,169)	(1,974)	1,528	(184)	(501)

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	International Series		Multi-Sector Fixed Income Series		Real Estate Securities Series
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$5,227	$10,858	$7,165	$8,404	$1,583	$1,110
Net realized gain (loss)	42,856	20,221	(3,170)	1,029	14,506	12,433
Net change in unrealized appreciation (depreciation)	(73,082)	(40,249)	(5,544)	(5,795)	(14,073)	13,589

Increase (decrease) in net assets resulting from operations	(24,999)	(9,170)	(1,549)	3,638	2,016	27,132

From Distributions to Shareholders
Net investment income, Class A	(5,313)	(11,031)	(5,991)	(8,108)	(1,272)	(1,131)
Net investment income, Class I	(2)	(5)	(10)	(9)	(3)	(2)
Net realized short-term gains, Class A	—	—	—	—	(127)	(445)
Net realized short-term gains, Class I	—	—	—	—	— (2)	(1)
Net realized long-term gains, Class A	(8,638)	(2,690)	—	—	(14,884)	(11,391)
Net realized long-term gains, Class I	(4)	(1)	—	—	(26)	(14)

Decrease in net assets from distributions to shareholders	(13,957)	(13,727)	(6,001)	(8,117)	(16,312)	(12,984)

From Share Transactions
Sale of shares
Class A	4,403	5,432	9,998	11,880	9,419	11,894
Class I	1	3	179	100	40	—
Reinvestment of distributions
Class A	13,951	13,722	5,991	8,107	16,283	12,967
Class I	6	5	10	10	29	17
Shares repurchased
Class A	(30,705)	(52,712)	(28,808)	(32,596)	(29,041)	(24,280)
Class I	(1)	(5)	(187)	(3)	(19)	—

Increase (decrease) in net assets from share transactions	(12,345)	(33,555)	(12,817)	(12,502)	(3,289)	598

Net increase (decrease) in net assets	(51,301)	(56,452)	(20,367)	(16,981)	(17,585)	14,746

Net Assets
Beginning of period	261,378	317,830	155,138	172,119	105,642	90,896

End of period	$210,077	$261,378	$134,771	$155,138	$88,057	$105,642

Accumulated undistributed net investment income (loss) at end of period	$(16)	$237	$(85)	$28	$392	$84

Shares
Sales of shares
Class A	278	294	1,078	1,213	341	439
Class I	— (1)	—	20	10	2	—
Reinvestment of distributions
Class A	931	777	666	849	691	477
Class I	— (1)	—	1	1	1	1
Shares repurchased
Class A	(1,898)	(2,821)	(3,111)	(3,345)	(1,086)	(908)
Class I	— (1)	—	(20)	—	(1)	—

Net Increase/(Decrease)	(689)	(1,750)	(1,366)	(1,272)	(52)	9

(1)	Amount is less than 500 shares.
(2)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Small-Cap Growth Series		Small-Cap Value Series		Strategic Allocation Series
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(101)	$(387)	$574	$689	$2,143	$2,536
Net realized gain (loss)	6,320	5,697	9,824	12,882	5,194	8,997
Net change in unrealized appreciation (depreciation)	(5,747)	(2,457)	(11,926)	(12,636)	(13,593)	(1,826)

Increase (decrease) in net assets resulting from operations	472	2,853	(1,528)	935	(6,256)	9,707

From Distributions to Shareholders
Net investment income, Class A	—	—	(528)	(686)	(2,012)	(2,822)
Net investment income, Class I	—	—	—	—	—	—
Net realized short-term gains, Class A	(229)	—	(206)	—	(226)	(172)
Net realized short-term gains, Class I	(1)	—	—	—	—	—
Net realized long-term gains, Class A	(5,697)	(6,216)	(8,544)	(5,790)	(7,994)	(7,372)
Net realized long-term gains, Class I	(19)	(26)	—	—	—	—

Decrease in net assets from distributions to shareholders	(5,946)	(6,242)	(9,278)	(6,476)	(10,232)	(10,366)

From Share Transactions
Sale of shares
Class A	1,107	961	669	807	1,191	533
Class I	183	131	—	—	—	—
Reinvestment of distributions
Class A	5,925	6,216	9,278	6,476	10,232	10,366
Class I	21	26	—	—	—	—
Shares repurchased
Class A	(9,191)	(11,262)	(19,337)	(24,064)	(17,583)	(18,220)
Class I	(278)	(10)	—	—	—	—

Increase (decrease) in net assets from share transactions	(2,233)	(3,938)	(9,390)	(16,781)	(6,160)	(7,321)

Net increase (decrease) in net assets	(7,707)	(7,327)	(20,196)	(22,322)	(22,648)	(7,980)

Net Assets
Beginning of period	63,758	71,085	113,030	135,352	129,473	137,453

End of period	$56,051	$63,758	$92,834	$113,030	$106,825	$129,473

Accumulated undistributed net investment income (loss) at end of period	$(88)	$(74)	$75	$32	$(127)	$(70)

Shares
Sales of shares
Class A	53	47	40	48	84	36
Class I	9	6	—	—	—	—
Reinvestment of distributions
Class A	306	300	596	375	784	712
Class I	1	1	—	—	—	—
Shares repurchased
Class A	(443)	(551)	(1,151)	(1,425)	(1,266)	(1,234)
Class I	(13)	(1)	—	—	—	—

Net Increase/(Decrease)	(87)	(198)	(515)	(1,002)	(398)	(486)

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(9)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Capital Growth Series
Class A
1/1/15 to 12/31/15	$22.79	(0.01)	2.13	2.12	—	—	—	2.12	$24.91	9.26%		$210,094	1.04	%(11)	1.21%	(0.04)%	19%
1/1/14 to 12/31/14	20.41	(0.00)	2.39	2.39	(0.01)	—	(0.01)	2.38	22.79	11.73		217,038	1.03		1.19	(0.01)	29
1/1/13 to 12/31/13	15.82	0.04	4.61	4.65	(0.06)	—	(0.06)	4.59	20.41	29.44		218,264	1.03		1.14	0.19	30
1/1/12 to 12/31/12	13.99	0.11	1.81	1.92	(0.09)	—	(0.09)	1.83	15.82	13.76		189,975	0.96	(7)	1.13	0.68	16
1/1/11 to 12/31/11	14.67	0.01	(0.68)	(0.67)	(0.01)	—	(0.01)	(0.68)	13.99	(4.60)		189,689	0.95		1.15	0.04	127
Equity Trend Series
Class A
1/1/15 to 12/31/15	$12.55	(0.11)	(1.06)	(1.17)	—	—	—	(1.17)	$11.38	(9.32)%		$10,932	1.71	%(11)	2.23%	(0.92)%	366%
1/1/14 to 12/31/14	13.30	0.04	0.27	0.31	(0.05)	(1.01)	(1.06)	(0.75)	12.55	2.23		36,680	1.70	(8)	1.65	0.32	473
1/1/13 to 12/31/13	10.41	0.06	2.92	2.98	(0.05)	(0.04)	(0.09)	2.89	13.30	28.71		18,710	1.70		1.79	0.52	108
1/1/12 to 12/31/12	9.49	0.15	0.86	1.01	(0.09)	—	(0.09)	0.92	10.41	10.69		4,958	1.70		2.07	1.50	272
2/14/11(4) to 12/31/11	10.00	0.08	(0.52)	(0.44)	(0.07)	—	(0.07)	(0.51)	9.49	(4.47	)(6)	1,250	1.70	(5)	7.31 (5)	0.98 (5)	249 (6)

Class I
1/1/15 to 12/31/15	$12.57	(0.08)	(1.06)	(1.14)	—	—	—	(1.14)	$11.43	(9.00)%		$123	1.46	%(11)	2.06%	(0.57)%	366%
1/1/14 to 12/31/14	13.30	0.05	0.29	0.34	(0.06)	(1.01)	(1.07)	(0.73)	12.57	2.39		277	1.45	(8)	1.41	0.40	473
4/30/13(4) to 12/31/13	11.69	0.07	1.66	1.73	(0.08)	(0.04)	(0.12)	1.61	13.30	14.64	(6)	140	1.45	(5)	1.50 (5)	0.89 (5)	108
Growth & Income Series
Class A
1/1/15 to 12/31/15	$16.91	0.13	(1.55)	(1.42)	(0.14)	(1.68)	(1.82)	(3.24)	$13.67	(8.91)%		$109,913	0.99	%(11)	1.23%	0.83%	94%
1/1/14 to 12/31/14	17.23	0.16	1.51	1.67	(0.17)	(1.82)	(1.99)	(0.32)	16.91	9.64		139,122	0.98		1.20	0.91	53
1/1/13 to 12/31/13	14.23	0.11	4.39	4.50	(0.14)	(1.36)	(1.50)	3.00	17.23	31.81		150,383	0.98		1.14	0.84	54
1/1/12 to 12/31/12	12.51	0.12	1.73	1.85	(0.13)	—	(0.13)	1.72	14.23	14.77		137,385	0.91	(7)	1.14	0.83	73
1/1/11 to 12/31/11	12.82	0.09	(0.30)	(0.21)	(0.10)	—	(0.10)	(0.31)	12.51	(1.66)		148,283	0.90		1.16	0.69	36
International Series
Class A
1/1/15 to 12/31/15	$16.67	0.35	(2.04)	(1.69)	(0.37)	(0.60)	(0.97)	(2.66)	$14.01	(10.48)%		$209,990	1.19	%(11)	1.30%	2.16%	104%
1/1/14 to 12/31/14	18.23	0.67	(1.34)	(0.67)	(0.71)	(0.18)	(0.89)	(1.56)	16.67	(3.90)		261,281	1.18		1.26	3.60	9
1/1/13 to 12/31/13	17.30	0.35	0.97	1.32	(0.39)	—	(0.39)	0.93	18.23	7.78		317,726	1.18		1.18	1.97	11
1/1/12 to 12/31/12	15.28	0.41	2.06	2.47	(0.45)	—	(0.45)	2.02	17.30	16.52		341,717	1.06	(7)	1.18	2.53	13
1/1/11 to 12/31/11	16.45	0.47	(1.21)	(0.74)	(0.43)	—	(0.43)	(1.17)	15.28	(4.57)		335,529	1.03		1.19	2.91	17

Class I
1/1/15 to 12/31/15	$16.65	0.38	(2.03)	(1.65)	(0.41)	(0.60)	(1.01)	(2.66)	$13.99	(10.26)%		$87	0.94	%(11)	1.05%	2.39%	104%
1/1/14 to 12/31/14	18.22	0.69	(1.32)	(0.63)	(0.76)	(0.18)	(0.94)	(1.57)	16.65	(3.71)		97	0.93		1.01	3.71	9
4/30/13(4) to 12/31/13	18.40	0.18	0.08	0.26	(0.44)	—	(0.44)	(0.18)	18.22	1.17	(6)	104	0.93	(5)	0.93 (5)	1.54 (5)	11

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(9)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Multi-Sector Fixed Income Series
Class A
1/1/15 to 12/31/15	$9.25	0.45	(0.56)	(0.11)	(0.39)	—	(0.39)	—	(10)	(0.50)	$8.75	(1.26)%		$134,558	0.95	%(11)	1.03%	4.89%		55%
1/1/14 to 12/31/14	9.54	0.48	(0.29)	0.19	(0.48)	—	(0.48)	—		(0.29)	9.25	1.90		154,915	0.94		1.01	4.93		48
1/1/13 to 12/31/13	9.88	0.51	(0.30)	0.21	(0.55)	—	(0.55)	—		(0.34)	9.54	2.25		171,995	0.94		0.96	5.23		56
1/1/12 to 12/31/12	9.18	0.58	0.74	1.32	(0.62)	—	(0.62)	—		0.70	9.88	14.69		203,775	0.78	(7)	0.94	5.94		85
1/1/11 to 12/31/11	9.55	0.63	(0.34)	0.29	(0.66)	—	(0.66)	—		(0.37)	9.18	2.99		197,016	0.75		0.97	6.50		39

Class I
1/1/15 to 12/31/15	$9.24	0.47	(0.56)	(0.09)	(0.41)	—	(0.41)	—	(10)	(0.50)	$8.74	(1.00)%		$213	0.70	%(11)	0.78%	5.11%		55%
1/1/14 to 12/31/14	9.53	0.51	(0.29)	0.22	(0.51)	—	(0.51)	—		(0.29)	9.24	2.16		223	0.69		0.76	5.19		48
4/30/13(4) to 12/31/13	10.19	0.36	(0.44)	(0.08)	(0.58)	—	(0.58)	—		(0.66)	9.53	(0.89	)(6)	124	0.69	(5)	0.71 (5)	5.54	(5)	56
Real Estate Securities Series
Class A
1/1/15 to 12/31/15	$27.05	0.44	0.17	0.61	(0.37)	(4.44)	(4.81)	—		(4.20)	$22.85	2.38%		$87,899	1.18	%(11)	1.29%	1.64%		18%
1/1/14 to 12/31/14	23.33	0.29	7.00	7.29	(0.31)	(3.26)	(3.57)	—		3.72	27.05	31.62		105,508	1.16		1.27	1.10		22
1/1/13 to 12/31/13	27.78	0.34	(0.05)	0.29	(0.43)	(4.31)	(4.74)	—		(4.45)	23.33	0.90		90,794	1.16		1.22	1.20		26
1/1/12 to 12/31/12	26.18	0.30	4.10	4.40	(0.29)	(2.51)	(2.80)	—		1.60	27.78	16.98		102,399	1.11	(7)	1.20	1.03		18
1/1/11 to 12/31/11	25.43	0.24	2.25	2.49	(0.19)	(1.55)	(1.74)	—		0.75	26.18	9.87		103,114	1.10		1.22	0.90		22

Class I
1/1/15 to 12/31/15	$27.02	0.48	0.19	0.67	(0.44)	(4.44)	(4.88)	—		(4.21)	$22.81	2.62%		$158	0.94	%(11)	1.05%	1.79%		18%
1/1/14 to 12/31/14	23.30	0.34	7.02	7.36	(0.38)	(3.26)	(3.64)	—		3.72	27.02	31.98		134	0.91		1.02	1.30		22
4/30/13(4) to 12/31/13	30.96	0.23	(3.08)	(2.85)	(0.50)	(4.31)	(4.81)	—		(7.66)	23.30	(10.45	)(6)	102	0.91	(5)	0.98 (5)	1.23	(5)	26
Small-Cap Growth Series
Class A
1/1/15 to 12/31/15	$20.73	(0.04)	0.23	0.19	—	(2.17)	(2.17)	—		(1.98)	$18.75	0.73%		$55,872	1.20	%(11)	1.41%	(0.17)%		18%
1/1/14 to 12/31/14	21.72	(0.13)	1.29	1.16	—	(2.15)	(2.15)	—		(0.99)	20.73	5.50		63,483	1.19		1.38	(0.62)		20
1/1/13 to 12/31/13	15.66	(0.12)	6.39	6.27	(0.05)	(0.16)	(0.21)	—		6.06	21.72	40.20		70,948	1.19		1.33	(0.63)		28
1/1/12 to 12/31/12	14.03	0.07	1.59	1.66	(0.03)	—	(0.03)	—		1.63	15.66	11.81		59,898	1.07	(7)	1.32	0.44		16
1/1/11 to 12/31/11	13.24	(0.02)	2.23	2.21	—	(1.42)	(1.42)	—		0.79	14.03	16.59		64,868	1.05		1.35	(0.15)		35

Class I
1/1/15 to 12/31/15	$20.82	—	0.25	0.25	—	(2.17)	(2.17)	—		(1.92)	$18.90	1.01%		$179	0.96	%(11)	1.17%	(0.02)%		18%
1/1/14 to 12/31/14	21.75	(0.07)	1.29	1.22	—	(2.15)	(2.15)	—		(0.93)	20.82	5.78		275	0.94		1.14	(0.34)		20
4/30/13(4) to 12/31/13	17.29	(0.03)	4.70	4.67	(0.05)	(0.16)	(0.21)	—		4.46	21.75	26.28	(6)	137	0.94	(5)	1.07 (5)	(0.23	)(5)	28

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(9)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(3)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Small-Cap Value Series
Class A
1/1/15 to 12/31/15	$17.03	0.09	(0.29)	(0.20)	(0.09)	(1.57)	(1.66)	(1.86)	$15.17	(1.37)%	$92,834	1.22	%(11)	1.43%	0.56%	16%
1/1/14 to 12/31/14	17.72	0.10	0.24	0.34	(0.11)	(0.92)	(1.03)	(0.69)	17.03	1.83	113,030	1.20		1.41	0.61	26
1/1/13 to 12/31/13	12.66	0.04	5.11	5.15	(0.09)	—	(0.09)	5.06	17.72	40.77	135,352	1.20		1.35	0.25	14
1/1/12 to 12/31/12	11.99	0.29	0.67	0.96	(0.29)	—	(0.29)	0.67	12.66	8.13	118,741	1.29	(7)	1.34	2.29	17
1/1/11 to 12/31/11	12.33	0.12	0.48	0.60	(0.10)	(0.84)	(0.94)	(0.34)	11.99	4.54	129,907	1.30		1.36	0.95	22
Strategic Allocation Series
Class A
1/1/15 to 12/31/15	$14.30	0.25	(0.98)	(0.73)	(0.24)	(0.99)	(1.23)	(1.96)	$12.34	(5.38)%	$106,825	0.99	%(11)	1.13%	1.79%	75%
1/1/14 to 12/31/14	14.41	0.28	0.80	1.08	(0.32)	(0.87)	(1.19)	(0.11)	14.30	7.51	129,473	0.98		1.11	1.89	47
1/1/13 to 12/31/13	13.48	0.27	2.13	2.40	(0.29)	(1.18)	(1.47)	0.93	14.41	17.99	137,453	0.98		1.06	1.88	49
1/1/12 to 12/31/12	12.17	0.29	1.33	1.62	(0.31)	—	(0.31)	1.31	13.48	13.42	135,046	0.87	(7)	1.05	2.18	72
1/1/11 to 12/31/11	12.22	0.30	(0.06)	0.24	(0.29)	—	(0.29)	(0.05)	12.17	1.91	138,124	0.85		1.07	2.39	43

Footnote Legend:

(1)	Computed using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	Each Series will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Inception date.
(5)	Annualized.
(6)	Not Annualized.
(7)	Blended net expense ratio due to a change in expense limitation agreements during the fiscal year.
(8)	See Note 3D in the Notes to Financial Statements for information on recapture of expense previously waived.
(9)	Earnings credits from Custodian were not material, as reflected in the Statements of Operations, and had no impact on Financial Highlights.
(10)	Amount is less than $.005 per share and payment from affiliate had no impact on total performance.
(11)	Net expense ratios include proxy expenses.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

Note 1—Organization

Virtus Variable Insurance Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It was formed on February 18, 1986, as a Massachusetts business trust, commenced operations on December 5, 1986, and was reorganized as a Delaware statutory trust on February 14, 2011.

The Trust is organized with series, which are currently available only to separate accounts of participating insurance companies to fund variable accumulation annuity contracts and variable universal life insurance policies. As of the date of this report the Trust is comprised of nine series (each a “Series”), each reported in this annual report. Each Series’ investment objective is outlined in the respective Series Summary page.

Each Series offers Class A shares. The Equity Trend Series, International Series, Multi-Sector Fixed Income Series, Real Estate Securities Series, and Small-Cap Growth Series also offer Class I shares.

Note 2—Significant Accounting Policies

The significant accounting policies consistently followed by the Trust in the preparation of its financial statements are summarized below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Series, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

Each Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers between levels at the end of the reporting period.

•Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

•Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Series fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

A summary of the inputs used to value a Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. Each Series amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Series is treated as a separate taxable entity. It is the intention of each Series to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Series and other affiliated mutual funds are allocated in proportion to the net assets of each such Series/fund, except where allocation of direct expense to each Series/fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Series bears directly, the contract owners, as investors in the Series, indirectly bear the Series’ pro rata expenses of any underlying mutual funds in which the Series invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Series do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Loan Agreements

Certain Series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Series may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Series’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Series generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Series purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Series may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased a Series may pay an assignment fee. On an ongoing basis, a Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At December 31, 2015, the Series only held assignment loans.

H.	When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Series may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Series to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Series to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Series records when-issued and delayed delivery securities on the trade date. Each Series maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

I.	Earnings Credit and Interest

Through arrangements with the Series’ custodian, most Series either receive an earnings credit or interest on agreed upon target un-invested cash balances to reduce each Series’ custody expenses. The credits are reflected as “Earnings credits from Custodian” and the interest is reflected under “Interest income” in the Series’ Statements of Operations for the period, as applicable.

Note 3—Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Series’ investment programs and general operations of the Series, including oversight of the Series’ subadvisers.

As compensation for its services to the Series, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Series:

Series	First $250 Million	Next $250 Million	Over $500 Million
Capital Growth Series	0.70%	0.65%	0.60%
Growth & Income Series	0.70	0.65	0.60
International Series	0.75	0.70	0.65
Multi-Sector Fixed Income Series	0.50	0.45	0.40
Strategic Allocation Series	0.60	0.55	0.50

	First $1 Billion	Next $1 Billion	Over $2 Billion
Real Estate Securities Series	0.75%	0.70%	0.65%

	First $1 Billion	$1+ Billion
Small-Cap Growth Series	0.85%	0.80%

	First $400 Million	$400 Million to $1 Billion	Over $1 Billion
Small-Cap Value Series	0.90%	0.85%	0.80%

		Rate
Equity Trend Series		1.00%

During the period covered by these financial statements, the Multi-Sector Fixed Income Series and Strategic Allocation Series invested a portion of its assets in Virtus Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Series on the assets invested in the Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $9 and $1, respectively. These waivers are in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and are included in the Statements of Operations in “expenses reimbursed and/or waived by the investment adviser”.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

B.	Subadvisers

The subadvisers manage the investments of each Series for which they are paid a fee by the Adviser. A list of the subadvisers and the Series they serve is as follows:

Series	Subadviser
Capital Growth Series	Kayne Anderson Rudnick Investment Management, LLC (“KAR”)*
Equity Trend Series	Euclid Advisors LLC (“Euclid”)*
Growth & Income Series	Euclid*
International Series**	Euclid*

Series	Subadviser
Multi-Sector Fixed Income Series	Newfleet Asset Management, LLC (“NF”)*
Real Estate Securities Series	Duff & Phelps Investment Management Co.*
Small-Cap Growth Series	KAR*
Small-Cap Value Series	KAR*
Strategic Allocation Series:
Equity Portfolio	Euclid*
Fixed Income Portfolio	NF*

*	An indirect wholly owned subsidiary of Virtus.
**	Effective November 2, 2015, the Virtus International Series changed sub-advisors from Aberdeen Asset Management Inc. to Euclid Advisors LLC.

C.	Expense Limits

The Adviser has extended the contractual agreement to limit total operating expenses of certain Series of the Trust through April 30, 2016 (excluding front-end or contingent deferred loads, interest, taxes, leverage expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses and acquired fund fees and expenses, if any), so that such expenses do not exceed the following percentages of average net assets:

	Maximum Total Operating Expenses
	Class A	Class I
Capital Growth Series	1.03%	—
Equity Trend Series	1.70	1.45%
Growth & Income Series	0.98	—
International Series	1.18	0.93
Multi-Sector Fixed Income Series	0.94	0.69
Real Estate Securities Series	1.16	0.91
Small-Cap Growth Series	1.19	0.94
Small-Cap Value Series	1.20	—
Strategic Allocation Series	0.98	—

D.	Expense Recapture

The Adviser may recapture operating expenses waived or reimbursed under this arrangement within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. A Series must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration Date
	2016	2017	2018	Total
Capital Growth Series	$211	$336	$375	$922
Equity Trend Series	—	—	99	99
Growth & Income Series	231	312	300	843
International Series	—	252	265	517
Multi-Sector Fixed Income Series	34	115	118	267
Real Estate Securities Series	57	109	105	271
Small-Cap Growth Series	88	121	126	335
Small-Cap Value Series	194	245	219	658
Strategic Allocation Series	112	171	168	451

E.	Administrator and Distributor

Virtus Fund Services, LLC, an indirect wholly owned subsidiary of Virtus, serves as administrator to the Series.

For the year ended December 31, 2015 (the “period”), the Series incurred administration fees totaling $1,130 which are included in the Statements of Operations. A portion of these fees was paid to an outside entity that also provides services to the Series.

VP Distributors, LLC (“VP Distributors”), an indirect wholly owned subsidiary of Virtus, serves as the distributor for all the Series’ shares. Each Series pays VP Distributors distribution and/or service fees under a Board approved Rule 12b-1 plan, at the annual rate of 0.25% of the average daily net assets of such Series’ Class A shares. Class I shares are not subject to a Rule 12b-1 plan. For the period ended December 31, 2015, the Series incurred distribution fees totaling $2,823 which are included in the Statements of Operations. A portion of these fees was paid to certain insurance companies for marketing and/or shareholder services provided to contract owners.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

F.	Affiliated Accounts

At December 31, 2015, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of certain Series which may be redeemed at any time, that aggregated the following:

	Shares	Aggregate Net Asset Value
Equity Trend Series
Class I	9,345	$107
International Series
Class I	6,249	87
Multi-Sector Fixed Income Series
Class I	11,470	100
Real Estate Securities Series
Class I	5,317	121
Small-Cap Growth Series
Class I	7,139	135

G.	Investments in Affiliates

A summary of total long-term and short-term purchases and sales of the affiliated underlying fund, Virtus Credit Opportunities Fund, during the period ended December 31, 2015, is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Distributions of Realized Gains
Multi-Sector Fixed Income Series	$—	$3,100	$—	$2,999	$38	$—
Strategic Allocation Series	—	334	—	324	4	—

H.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at December 31, 2015.

I.	Payment from Affiliate

During the period, the Adviser reimbursed the Multi-Sector Fixed Income Series for losses. This amount is included in Payments by Affiliates in the Statement of Operations. There was no impact on the total return.

Note 4—Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) during the period ended December 31, 2015, were as follows:

	Purchases	Sales
Capital Growth Series	$40,313	$66,420
Equity Trend Series	53,350	77,682
Growth & Income Series	117,485	135,176
International Series	246,161	267,354
Multi-Sector Fixed Income Series	60,042	79,146
Real Estate Securities Series	16,800	33,210
Small-Cap Growth Series	10,309	20,946
Small-Cap Value Series	16,443	34,641
Strategic Allocation Series	82,751	94,940

Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2015, were as follows:

	Purchases	Sales
Multi-Sector Fixed Income Series	$20,114	$11,723
Strategic Allocation Series	5,209	6,480

Note 5—Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series’ ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

Certain Series may invest in ETFs, which may expose the Series to the risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Series of owning shares of the ETF will exceed those the Series would incur by investing in such securities directly.

Investing in sector funds or non-diversified funds may be more volatile than investing in broadly diversified funds, and may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

Certain Series may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Series, positive or negative, than if the Series did not concentrate its investments in such sectors.

At December 31, 2015, the Series below held securities in specific sectors as detailed below:

Series	Sector	Percentage of Total Investments
Capital Growth Series	Information Technology	36%
Capital Growth Series	Consumer Discretionary	26
Equity Trend Series	Consumer Discretionary	25
Small-Cap Growth Series	Information Technology	28
Small-Cap Value Series	Information Technology	31

Note 6—Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Series. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Series’ Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Series.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Series will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At December 31, 2015, the Series did not hold any securities that were both illiquid and restricted.

Note 7—Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its Series. In addition, in the normal course of business, the Series enter into contracts that provide a variety of indemnifications to other parties. The Series’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Series and that have not occurred. However, the Series have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 8—Manager of Managers

The Trust and the Adviser have each received an exemptive order from the SEC that permits the Adviser, subject to certain conditions and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a Series pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Note 9—Mixed and Shared Funding

Shares of the Series are not directly offered to the public. Shares of the Series are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in U.S. federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Trust’s Trustees do not foresee any such differences or disadvantages at this time. However, the Trust’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Series, or shares of another Series may be substituted.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

Note 10—Federal Income Tax Information

($ reported in thousands)

At December 31, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by each Series were as follows:

Series	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Capital Growth Series	$128,894	$85,394	$(4,880)	$80,514
Equity Trend Series	10,573	465	(295)	170
Growth & Income Series	88,731	23,506	(3,084)	20,422
International Series	208,743	4,431	(7,030)	(2,599)
Multi-Sector Fixed Income Series	142,637	3,648	(13,323)	(9,675)
Real Estate Securities Series	53,477	34,851	(1,336)	33,515
Small-Cap Growth Series	41,092	16,838	(2,607)	14,231
Small-Cap Value Series	70,898	23,907	(2,546)	21,361
Strategic Allocation Series	95,200	14,163	(3,388)	10,775

The differences between book basis cost and tax basis cost were primarily attributable to the tax deferral of losses on wash sales.

Certain Series have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2017	No Expiration		Total
Series	Short-Term	Short-Term	Long-Term
Capital Growth Series	$23,998	$—	$—	$23,998
Equity Trend Series	—	2,184	—	2,184
Multi-Sector Fixed Income Series	1,395	1,018	934	3,347

The Trust may not realize the benefit of these losses to the extent each Series does not realize gains on investments prior to the expiration of the capital loss carryovers. Utilization of this capital loss carryover is subject to annual limits.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the year ended December 31, 2015, the following Series utilized losses deferred in prior years against current year capital gains:

Capital Growth Series	$14,118

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2015, the following Series deferred and recognized qualified late year losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Capital Growth Series	$—	$—	$68	$—
Equity Trend Series	—	—	63	448
Multi-Sector Fixed Income Series	—	—	2	83

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Growth & Income Series	$—	$1,730
International Series	415	36,155
Multi-Sector Fixed Income Series	305	—
Real Estate Securities Series	752	2,688
Small-Cap Growth Series	49	935
Small-Cap Value Series	271	1,124
Strategic Allocation Series	65	412

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

		Ordinary Income	Long-Term Capital Gains	Total
Capital Growth Series	2015	$—	$—	$—
	2014	131	—	131
Equity Trend Series	2015	—	—	—
	2014	659	2,198	2,857
Growth & Income Series	2015	1,115	12,618	13,733
	2014	1,547	13,694	15,241
International Series	2015	5,315	8,642	13,957
	2014	11,036	2,691	13,727
Multi-Sector Fixed Income Series	2015	6,001	—	6,001
	2014	8,117	—	8,117
Real Estate Securities Series	2015	1,402	14,910	16,312
	2014	1,580	11,405	12,985
Small-Cap Growth Series	2015	230	5,716	5,946
	2014	—	6,242	6,242
Small-Cap Value Series	2015	734	8,544	9,278
	2014	686	5,790	6,476
Strategic Allocation Series	2015	2,238	7,994	10,232
	2014	2,994	7,372	10,366

Note 11—Reclassifications of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Series. As of December 31, 2015, the Series recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid In on Shares of Beneficial Interest		Accumulated Net Realized Gain (Loss)		Undistributed Net Investment Income (Loss)
Capital Growth Series	$(43)		$—	(1)	$43
Equity Trend Series	(139)		—		139
Growth & Income Series	(1)		281		(280)
International Series	—	(1)	164		(164)
Multi-Sector Fixed Income Series	—	(1)	1,277		(1,277)
Small-Cap Growth Series	—		(88)		88
Small-Cap Value Series	—	(1)	—	(1)	— (1)
Strategic Allocation Series	—	(1)	188		(188)

(1)	Amount is less than $500.

Note	12—10% Shareholders

As of December 31, 2015, each Series had individual shareholder account(s) (comprised of participating insurance companies to fund variable accumulation annuity contracts and variable universal life insurance policies), which individually amounted to more than 10% of the total shares outstanding of each such Series as detailed below:

	% of Shares Outstanding	Number of Accounts
Capital Growth Series	100%	2
Equity Trend Series	98	3
Growth & Income Series	100	2
International Series	99	2
Multi-Sector Fixed Income Series	90	2
Real Estate Securities Series	93	2
Small-Cap Growth Series	100	2
Small-Cap Value Series	100	2
Strategic Allocation Series	100	2

Note 13—Borrowings

($ reported in thousands)

On July 2, 2015, the Series and other affiliated Funds entered into a $50,000 secured Line of Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Series to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Series’ total net assets in accordance with the Agreement. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Series are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2015

The Series had no outstanding borrowings at any time during the period ended December 31, 2015.

Note 14—Regulatory Matters and Litigation

From time to time, the Series’ investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Series’ investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

As part of an SEC non-public, confidential investigation of a matter entitled In the Matter of F-Squared Investments Inc., the SEC staff informed the Series’ investment adviser that it was inquiring into whether it had violated securities laws or regulations with respect to circumstances related to that matter. On November 16, 2015, without admitting or denying the SEC’s findings, the Series’ investment adviser consented to the entry of an order providing that it cease and desist from committing or causing any violations and future violations of Sections 204, 206(2) and 206(4) of the Investment Advisers Act of 1940, as amended, and Rules 204-2, 206(4)-1, 206(4)-7 and 206(4)-8 thereunder, and Section 34(b) of the Investment Company Act of 1940, as amended; agreed to a censure; and paid $16.5 million, which included a civil money penalty of $2 million, disgorgement of $13.4 million and prejudgment interest of $1.1 million.

Note 15—Subsequent Events

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Virtus Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Capital Growth Series, Virtus Equity Trend Series, Virtus Growth & Income Series, Virtus International Series, Virtus Multi-Sector Fixed Income Series, Virtus Real Estate Securities Series, Virtus Small-Cap Growth Series, Virtus Small-Cap Value Series and Virtus Strategic Allocation Series (constituting Virtus Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2016

VIRTUS VARIABLE INSURANCE TRUST

TAX INFORMATION NOTICE (UNAUDITED)

DECEMBER 31, 2015

For the fiscal year ended December 31, 2015, the Series make the following disclosures for federal income tax purposes: the percentages of ordinary income dividends earned by the Series which qualify for the dividends received deduction (“DRD”) for corporate shareholders; the actual percentage of DRD for the calendar year will be designated in year-end tax statements. The Series designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

	DRD	LTCG
Capital Growth Series	—%	$—
Equity Trend Series	—	—
Growth & Income Series	100	9,740
International Series	—	42,435
Multi-Sector Fixed Income Series	—	—
Real Estate Securities Series	—	14,199
Small-Cap Growth Series	100	6,179
Small-Cap Value Series	100	9,580
Strategic Allocation Series	53	5,315

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Variable Insurance Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each sub-advisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) with respect to the series (individually and collectively, the “Series”) of the Trust. At an in-person meeting held on November 16, 2015 (the “Meeting”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of each Agreement as further discussed below. In addition, prior to the Meeting, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Series and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Series they manage. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.

The Independent Trustees were separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Series and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to each Series, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Series by VIA and each of the Subadvisers; (2) the performance of the Series as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing each Series’ advisory and subadvisory fees, and comparisons of the Series’ advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on each Series’ performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services. The Trustees received in advance of the meeting information from VIA and each Subadviser, including completed questionnaires concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Series are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Series’ portfolio. Under this structure, VIA is responsible for the management of the Series’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Series’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Series’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Series; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Series; (e) VIA’s supervision of the Series’ other service providers; and (f) VIA’s risk management processes. The Board noted that affiliates of VIA serve as administrator and distributor to the Series. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Series’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Series is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Series’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Series; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, if applicable, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Series.

Investment Performance. The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Series prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented each Series’ performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Series’ performance. The Board evaluated each Series’ performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about the Series’ performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to the Series. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Series. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Series.

The Board considered, among other performance data, the information set forth below with respect to the performance of each Series for the periods ended June 30, 2015:

Virtus International Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 10-year period, and underperformed the median of its Performance Universe and its benchmark for the 1-, 3- and 5-year periods. The Board took into account management’s discussion of the factors that contributed to the Series’ performance for the one, three, and five-year periods, including the impact of market conditions. The Board also noted that the Series had recently changed subadviser at the recommendation of VIA, and the performance shown was of the prior subadviser.

Virtus Real Estate Securities Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 1-, 5- and 10-year periods, and outperformed the median of its Performance Universe for the 3-year period. The Board also noted that the Series underperformed its benchmark for the 3-year period.

Virtus Growth & Income Series. The Board noted that the Series underperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods. The Board took into account management’s discussion of the factors that contributed to the Series’ performance, including the impact of market conditions on the Series’ performance. The Board also noted that management continues to closely monitor the Series’ performance.

Virtus Strategic Allocation Series. The Board noted that the Series outperformed the median of its Performance Universe for the 3-, 5- and 10-year periods, and underperformed the median of its Performance Universe for the 1-year period. The Board also noted that the Series underperformed its benchmark for the 1-, 3- and 10-year periods and outperformed its benchmark for the 5-year period. The Board took into account management’s discussion of the factors that contributed to the Series’ underperformance relative to its benchmark for the relevant periods. The Board also noted that management continues to closely monitor the Series’ performance.

Virtus Equity Trend Series (fka Virtus Premium AlphaSector® Series). The Board noted that the Series underperformed the median of its Performance Universe and benchmark for the 1- and 3-year periods. The Board took into account management’s discussion of the Series’ performance, including the type of fund and the Series’ peer group, as well as the impact of market conditions on the Series’ performance and the fact that the Series’ strategy had recently changed and the former subadviser had been terminated.

Virtus Capital Growth Series. The Board noted that the Series underperformed the median of its Performance Universe and its benchmark for the 3-, 5- and 10-year periods, and outperformed the median of its Performance Universe and its benchmark for the 1-year period. The Board took into account management’s discussion of the Series’ performance, including the Subadviser’s investment style in the current market environment and any actions taken to address the Series’ performance, including the replacement of the Series’ Subadviser in November 2010 and change in the Series’ portfolio manager in 2011. The Board also noted that because the Series’ Subadviser changed in November 2010, 5- and 10-year performance data in part reflects the performance of a prior subadviser.

Virtus Small-Cap Growth Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 1-, and 5-year periods, and outperformed the median of its Performance Universe for the 3-year period. The Board also noted that the Series underperformed its benchmark for the 3-year period, and underperformed the median of its Performance Universe and its benchmark for the 10-year period. The Board took into account management’s discussion of the Series’ performance, including the impact of market conditions on the Series’ performance and the Subadviser’s investment style in the current market environment, as well as the type of fund. The Board also noted that because the Series’ Subadviser changed in November 2010, 5- and 10-year performance data in part reflects the performance of a prior subadviser.

Virtus Small-Cap Value Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 1-year period, and underperformed the median of its Performance Universe and its benchmark for the 3-, 5- and 10-year periods. The Board took into account management’s discussion of the Series’ performance, including the impact of market conditions on the Series’ performance and the Subadviser’s investment style in the current market environment as well as the type of fund. The Board also noted that because the Series’ Subadviser changed in November 2010, 5- and 10-year performance data in part reflects the performance of a prior subadviser.

Virtus Multi-Sector Fixed Income Series. The Board noted that the Series outperformed the median of its Performance Universe and benchmark for the 3-, 5- and 10-year periods, and underperformed the median of its Performance Universe and benchmark for the 1-year period. The Board took into account management’s discussion of the factors that contributed to the Series performance, including the recent underperformance.

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

After reviewing these and related factors, the Board concluded that each Series’ overall performance was satisfactory, or where noted above, action was being taken to address performance.

Management Fees and Total Expenses. The Board considered the fees charged to the Series for advisory services as well as the total expense levels of the Series. This information included comparisons of each Series’ net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing each Series’ net management fee to that of comparable funds, the Board noted that in the materials presented such fee included both advisory and administrative fees. The Board also noted that all of the Series had fee waivers and/or expense caps in place to limit the total expenses incurred by the Series and its shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Series. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Series and the impact on expenses. The Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers, as applicable.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Series’ fees and expenses:

Virtus International Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Real Estate Securities Series. The Board considered that the Series’ net management fee and net total expenses after waivers were at the median of the Expense Group.

Virtus Growth & Income Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Strategic Allocation Series. The Board considered that the Series’ net management fee was slightly above the median of the Expense Group while the Series’ net total expenses after waivers were equal to the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including that VIA had waived a portion of its management fee.

Virtus Equity Trend Series (fka Virtus Premium AlphaSector® Series). The Board considered that the Series’ net management fee was above the median of the Expense Group while the Series’ net total expenses without indirect expenses and with indirect expenses after waivers equaled the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including the type and size of fund. The Board also noted that VIA had waived a portion of its management fee.

Virtus Capital Growth Series. The Board considered that the Series’ net management fee was below the median of the Expense Group while the Series’ net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including that VIA had waived a portion of its management fee.

Virtus Small-Cap Growth Series. The Board considered that the Series’ net management fee was above the median of the Expense Group while the net total expenses after waivers were below the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including that VIA had waived a portion of its management fee.

Virtus Small-Cap Value Series. The Board considered that the Series’ net management fee was equal to the median of the Expense Group while net total expenses after waivers were slightly above the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including that VIA had waived a portion of its management fee.

Virtus Multi-Sector Fixed Income Series. The Board considered that the Series’ net management fee was below the median of the Expense Group while net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including that VIA had waived a portion of its management fee.

The Board concluded that the advisory and sub-advisory fees for each Series were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability. The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Series-by-Series basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Series by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Series. The Board reviewed the methodology used to allocate costs to each Series, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Series was reasonable in light of the quality of the services rendered to the Series by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Series, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Series shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the Subadvisers, the Board noted that, because the Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationships with the Series was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale. The Board received and discussed information concerning whether VIA realizes economies of scale as the Series’ assets grow. The Board noted that the management fees for most of the Series included breakpoints based on assets under

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

management, and that fee waivers and/or expense caps were also in place for all of the Series. The Board also took into account management’s discussion of the Series’ management fee and subadvisory fee structure, including with respect to the Series that does not currently have breakpoints. The Board also took into account the current size of each Series. The Board also noted that VIA had agreed to an expense cap for each Series through April 30, 2016. The Board then concluded that no additional changes to the advisory fee structure of the Series were necessary at this time. The Board noted that VIA and the Series may realize certain economies of scale if the assets of the Series were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Series would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Series managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Series was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and each Subadviser and their affiliates from their relationships with the applicable Series. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Series to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while certain of the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Series, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Series could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each of the applicable Series and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Series.

CONSIDERATION OF SUBADVISORY AGREEMENT FOR

VIRTUS INTERNATIONAL SERIES

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Variable Insurance Trust (the “Trust”) is responsible for the consideration and approval of advisory and subadvisory agreements for the Trust. At an in-person Board meeting held on September 3, 2015, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), authorized the termination of the current subadvisory agreement with Aberdeen Asset Management, Inc. (“Aberdeen”), subadviser to Virtus International Series (the “Series”), and approved a new subadvisory agreement with Euclid Advisors LLC (“Euclid” or the “subadviser”), as further discussed below.

In considering the approval of Euclid, the Board requested and evaluated information provided by Virtus Investment Advisers, Inc. (the “Adviser”) and Euclid which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the subadviser change would be in the best interests of the Series and its shareholders.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to the Series and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Recommendation

In making its determination with respect to the subadvisory agreement with Euclid, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would provide portfolio management, compliance with the Series’ investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio manager who would provide services under the Subadvisory Agreement and noted the breadth and depth of experience of the portfolio manager. In considering the approval of the Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to the Series; (b) the quality and commitment of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Series were reasonable.

•	Investment Performance. The Board considered performance results for a comparable account managed by the Subadviser versus an appropriate index and was satisfied with the performance.

•	Subadvisory Fee. The Board took into account that the Series’ subadvisory fees are paid by the Adviser and not by the Series, so that the Series’ shareholders would not be directly impacted by those fees. The Board also noted that the proposed subadvisory fees under the Subadvisory Agreement were increased from 0.25% of the Series’ net assets to 50% of the Series’ net advisory fee, which matched the subadvisory fee paid with respect to the other series of the trust. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by the Subadviser and all factors considered.

•	Profitability and economies of scale. In considering the expected profitability to the Subadviser of its relationship with the Series, the Board noted that the fees under the Subadvisory Agreement are paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement and not by the Series. In considering the reasonableness of the fees payable by the Adviser to the Subadviser, the Board noted that, because the Subadviser is an affiliate of the Adviser, such profitability might be directly or indirectly shared by the Adviser, and therefore the Board considered the profitability together. As a result, the expected profitability to the Subadviser of its relationships with the Series was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Series to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Series. There may be certain intangible benefits gained to the extent that serving the Series could provide the opportunity to provide advisory services to additional series of the Trust or could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the subadvisory agreement with Euclid was in the best interests of the Series and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreement with respect to the Series.

RESULTS OF SHAREHOLDER MEETING

VIRTUS VARIABLE INSURANCE TRUST

OCTOBER 28, 2015

At a special meeting of shareholders of Virtus International Series (the “Series”), a series of Virtus Variable Insurance Trust, held on October 28, 2015, shareholders voted on the following proposal:

Proposal 1.

Number of Eligible Shares Voted:	FOR	AGAINST	ABSTAIN
To approve a subadvisory agreement between Euclid Advisors LLC and Virtus Investment Advisers, Inc. on behalf of the Series	12,871,758.687	545,554.099	1,258,549.097

Shareholders of the Series voted to approve the above proposal.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of December 31, 2015, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 367-5877.

The address of each individual, unless otherwise noted, is c/o Virtus Variable Insurance Trust, 100 Pearl Street, Hartford, CT 06103.

Disinterested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas J. Brown YOB: 1945 Elected: 2011 9 Portfolios	Director (since 2005), VALIC Company Funds (49 portfolios); and Director (since 2010), D’Youville Senior Care Center.
Roger A. Gelfenbien YOB: 1943 Elected: 2000 9 Portfolios	Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
John R. Mallin YOB: 1950 Elected: 1999 9 Portfolios	Director (since 2013), Horizon, Inc. (non-profit); Director and Past President (1991 to 2010), Connecticut River Council, BSA, Inc.; Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; President and Board of Directors, Connecticut Down Syndrome Congress; Board of Directors, Hartford Ballet, Inc.; Board of Directors, Business for Downtown Hartford, Inc.; Board of Directors, HARC, Inc.; and Member (since 2014), Counselors of Real Estate
Hassell H. McClellan YOB: 1945 Elected: 2008 52 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College; Trustee (since 2015), Virtus Mutual Fund Complex (43 portfolios); Trustee, John Hancock Fund Complex (since 2000), John Hancock Funds (collectively, 228 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company)
Philip R. McLoughlin YOB: 1946 Elected: 2003 66 Portfolios	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (43 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios); Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Managing Director (2008 to 2010), SeaCap Partners, LLC (investment management).
Geraldine M. McNamara YOB: 1951 Elected: 2006 56 Funds	Retired. Trustee (since 2001), Virtus Mutual Fund Complex (43 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios).

Interested Trustee

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee During Past 5 Years
George R. Aylward* Trustee and President YOB: 1964 Elected: 2012 64 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (43 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Senior Vice President (since 2013), Vice President (2011-2013); Chief Financial Officer and Treasurer, since 2004	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Jennifer S. Fromm YOB: 1973	Vice President, Chief Legal Officer and Secretary, since 2013	Assistant Secretary of various Virtus-affiliated open-end funds (since 2008); and Senior Counsel, Legal, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (since 2007); and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President, since 2010; Chief Compliance Officer, since 2011	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since Aug. 2015), ETFis Series Trust I; and Chief Compliance Officer (since Nov. 2015), Virtus ETF Trust II.
Francis G. Waltman YOB: 1962	Executive Vice President (since 2013), Senior Vice President (2010 to 2013)	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013) Virtus Alternative Solutions Trust.

Virtus International Series,

a series of Virtus Variable Insurance Trust

Supplement dated November 2, 2015 to the Summary and

Statutory Prospectuses dated April 30, 2015, as supplemented

IMPORTANT NOTICE TO INVESTORS

At the Special Meeting of Shareholders held on October 28, 2015, shareholders of the Virtus International Series voted to replace the Series’ current subadviser with Euclid Advisors LLC (“Euclid”).

Effective November 2, 2015, Euclid is the subadviser to the Series. Accordingly, the prospectus is hereby amended, effective November 2, 2015, by deleting all references to Aberdeen Asset Management, Inc. as subadviser to the Series. Virtus Investment Advisers, Inc. will continue to serve as the Series’ investment adviser.

The Series’ principal investment strategies are being modified to reflect those employed by the portfolio manager at Euclid. These and other changes to the Series’ current prospectuses are more fully described below and will be effective on November 2, 2015.

The disclosure under “Principal Investment Strategies” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus is replaced in its entirety with the following:

Under normal circumstances, the Series invests at least 80% of its assets in equity securities of issuers located outside of the United States. The Series invests primarily in developed countries, but may also invest in issuers located in emerging market countries. The subadviser seeks to diversify its portfolio from a variety of sectors and countries, and typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any particular size. The Series may use derivatives to hedge against foreign currency exchange rates.

The Series seeks to provide investors with access to high-quality international businesses selling at attractive valuations. Ideally these companies are not only growing their earnings but are also creating economic value by maintaining or growing their return on invested capital. The subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. In evaluating securities for inclusion in the Series, the subadviser applies a cash flow based approach to valuation, as well as additional fundamental research to assess the economic value added, financial strength, franchise quality, and management alignment of individual companies. Top-down macro research is utilized to assess the market environment, and to assist with regional, country, and sector allocations. As part of the macro process, the sub-adviser takes into account, among other things; monetary policy, political factors, economic growth, and valuation.

The following disclosure is added under “Principal Risks” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus:

➢	Derivatives Risk. The risk that the Series will incur a loss greater than the Series’ investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.
➢	Value Stocks Risk. The risk that the Series will underperform when value investing is out of favor or that the Series’ investments will not appreciate in value as anticipated.

Additionally, the disclosure in this section entitled “Preferred Stocks Risk” is removed.

The disclosure under “Management” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus relating to the name of the subadviser is replaced with the following: “Euclid Advisors LLC (“Euclid”), an affiliate of VIA, is subadviser to the Series (since November 2015).”

The disclosure under “Portfolio Managers” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus is replaced in its entirety with the following:

➢	Frederick A. Brimberg, Senior Managing Director and International Equity Portfolio Manager at Euclid. Mr. Brimberg has served as a Portfolio Manager of the Series since November 2015.

The first six paragraphs of disclosure under “More About Principal Investment Strategies” on page 5 of the Series’ statutory prospectus are replaced with the following:

Under normal circumstances, the Series invests at least 80% of its assets in equity securities of issuers located outside of the United States. The Series invests primarily in developed countries, but may also invest in issuers located in emerging market countries. The subadviser seeks to diversify its portfolio from a variety of sectors and countries, and typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any particular size. The Series will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depository Receipts (ADRs). In determining the “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. The Series’ policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.

The Series seeks to provide investors with access to high-quality international businesses selling at attractive valuations. Ideally these companies are not only growing their earnings but are also creating economic value by maintaining or growing their return on invested capital. The subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views, with an expectation that a significant proportion of any long-term performance will come from security selection. In evaluating securities for inclusion in the Series, the subadviser applies a cash flow based approach to valuation, as well as additional fundamental research to assess the economic value added, financial strength, franchise quality, and management alignment of individual companies. Top-down macro research is utilized to assess the market environment, and to assist with regional, country, and sector allocations. As part of the macro process, the subadviser takes into account, among other things; monetary policy, political factors, economic growth, and valuation. The subadviser believes this approach produces long-term investment returns characterized by low absolute volatility and downside protection.

In determining which portfolio securities to sell, the subadviser considers, among other things; whether a security has become fully valued, if there has been a material change in the assessment of the company’s fundamentals or original thesis, the stock is not acting as expected, there is a better alternative available, and/or a portfolio rebalancing.

Under “More About Principal Risks” on page 5 of the Series’ statutory prospectus, the following disclosure is added to this section:

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, nondeliverable forwards, forward foreign currency exchange contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Series. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.

Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

As an investment company registered with the SEC, the Series is required to identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If the Series has insufficient cash to meet such requirements, it may have to sell other investments, including at disadvantageous times.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect the Series’ ability to invest in derivatives as the Series’ subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect the Series by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has recently adopted new rules that will apply a new aggregation standard for position limit purposes, which may further limit the Series’ ability to trade futures contracts and swaps.

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of the Series’ income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Series’ income or deferring its losses. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Series or its adviser and/or subadviser(s) to comply with particular regulatory requirements.

The disclosure in this section entitled “Equity Securities Risks” is revised by adding the following disclosure:

•	Value Stocks Risks. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Additionally, the disclosure in this section entitled “Preferred Stock Risk” is removed.

Under “The Subadviser” beginning on page 8 of the Series’ statutory prospectus, the following description of Euclid is hereby added:

Euclid, an affiliate of VIA, has served as subadviser to the Series since November 2015. Euclid has offices at 100 Pearl Street, Hartford, CT 06103 and 1540 Broadway, New York, NY 10036. Euclid acts as subadviser to mutual funds. As of June 30, 2015, Euclid had approximately $5.4 billion in assets under management.

From its investment advisory fee, VIA, not the Series, pays Euclid for its subadvisory services at the rate of 50% of the net advisory fee paid by the Series.

The following information is hereby added under “Portfolio Management” beginning on page 8 of the Series’ statutory prospectus.

Frederick A. Brimberg. Mr. Brimberg is Senior Managing Director and Portfolio Manager at Euclid (since July 2012). Prior to joining Euclid, he was senior vice president and international portfolio manager at Avatar Associates (2006 to 2012), where he started the international strategy in 2006. Earlier, he was vice president and portfolio manager at ING Investment Management and its predecessor Lexington Management, with a focus on global equity investing. Mr. Brimberg’s career spans 30-plus years in investment management, trading, and capital markets, with positions at Brimberg & Co. and Lehman Brothers.

All other disclosure concerning the Series, including fees and expenses, remains unchanged from its prospectuses dated April 30, 2015.

Investors should retain this supplement with the

Prospectuses for future reference.

VVIT 8500 International SA&Strat&PMChanges (11/2015)

Virtus International Series,

a series of Virtus Variable Insurance Trust

Supplement dated September 9, 2015 to the Virtus International Series

Summary Prospectus and Statutory Prospectus,

each dated April 30, 2015

IMPORTANT NOTICE TO INVESTORS OF VIRTUS INTERNATIONAL SERIES

On September 3, 2015, the Board of Trustees for the Series approved, and recommended approval by shareholders at a Special Meeting of Shareholders to be held on October 28, 2015, the following proposal:

Approve a Subadvisory Agreement between the Fund’s investment adviser, Virtus Investment Advisers, Inc. (“VIA”) and Euclid Advisors LLC (“Subadviser” or “Euclid”), thereby replacing the Fund’s current subadviser.

As Subadviser, Euclid would be responsible for the day-to-day management of the Series’ portfolio.

The Series would pay no fee directly to Euclid as the Subadviser. Under the Subadvisory Agreement, the fee to be paid by VIA to the Subadviser would be 50% of the net investment management fee. If approved, the Subadvisory Agreement would have an initial term through December 31, 2016. The Subadvisory Agreement would continue thereafter on a year-to-year basis with the approval of the Series’ Trustees, including a majority of the Independent Trustees.

Information about Euclid

Euclid, an affiliate of VIA, is located at 100 Pearl Street, Hartford, CT 06103 and 1540 Broadway, New York, NY 10036. Euclid acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2015, Euclid had approximately $5.4 billion in assets under management.

For more information on this proposal, please refer to the Series’ Proxy Statement filed by Virtus Variable Insurance Trust with the Securities and Exchange Commission (“SEC”) on September 9, 2015 by visiting the SEC’s Web site at www.sec.gov.

Investors should retain this supplement with the

Prospectuses for future reference.

VVIT 8500/Int’l SA (9/2015)

VIRTUS VARIABLE INSURANCE TRUST

100 Pearl Street

Hartford, CT 06103-4506

Trustees

George R. Aylward

Thomas J. Brown

Roger A. Gelfenbien

John R. Mallin

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

Bank of New York Mellon

4400 Computer Drive

Westborough, MA 01581-1722

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services1-800-367-5877

WebsiteVirtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-367-5877.

For more information about the Virtus Variable Insurance Trust, please contact us at 1-800-367-5877 or Virtus.com.

8509	02-16

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that Thomas J. Brown possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Mr. Brown is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $209,510 for 2015 and $209,510 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $44,907 for 2015 and $41,344 for 2014. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $31,000 for 2015 and $30,375 for 2014.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Variable Insurance Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. The Audit Committee must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)     0%

(c)     0%

(d)     N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $550,983 for 2015 and $430,462 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Variable Insurance Trust

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)
Date 3/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)
Date 3/7/2016

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)
Date 3/7/2016

*  Print the name and title of each signing officer under his or her signature.